As filed with the Securities and Exchange Commission on

                            April 30, 2001


                                              Registration No. 33-17486
                                                               811-5346
-----------------------------------------------------------------------
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549


                                ----
                              FORM N-1A

                                                                   ----
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /X/
                                                                   ----

                                                                   ----
                     Pre-Effective Amendment No.                   / /
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                                                                   ----

                   Post-Effective Amendment No. 28                 /X/

                                                                   ----
                                 and
                                                                   ----

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY       /X/
                              ACT OF 1940                          ----

                                                                   ----
                           Amendment No. 29                        /X/


                    (Check appropriate box or boxes)               ----
                    --------------------------------

                         PUTNAM VARIABLE TRUST
            (Exact name of registrant as specified in charter)

            One Post Office Square, Boston, Massachusetts 02109
                 (Address of principal executive offices)
             Registrant's Telephone Number, including Area Code
                             (617) 292-1000
                    --------------------------------
            It is proposed that this filing will become effective
                         (check appropriate box)
----
/  /          immediately upon filing pursuant to paragraph (b)
----
----

/ X /            on April 30, 2001 pursuant to paragraph (b)

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/  /          60 days after filing pursuant to paragraph (a)(1)
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/  /                on (date) pursuant to paragraph (a)(1)
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/  /           75 days after filing pursuant to paragraph (a)(2)
----
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/  /           on (date) pursuant to paragraph (a)(2) of Rule 485.
----
If appropriate, check the following box:
----
/   /         this post-effective amendment designates a new
----          effective date for a previously filed post-effective amendment.
                    --------------------------------
                      JOHN R. VERANI, Vice President
                           PUTNAM VARIABLE TRUST
                          One Post Office Square
                        Boston, Massachusetts 02109
                (Name and address of agent for service)
                    --------------------------------
                                Copy to:
                       JOHN W. GERSTMAYR, Esquire
                              ROPES & GRAY
                         One International Place
                       Boston, Massachusetts 02110
                    --------------------------------







Prospectus


April 30, 2001


Putnam Variable Trust
Class IA and IB Shares

Growth Funds
Putnam VT Asia Pacific Growth Fund

Putnam VT Capital Appreciation Fund

Putnam VT Global Growth Fund

Putnam VT Growth Opportunities Fund
Putnam VT Health Sciences Fund

Putnam VT International Growth Fund

Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT New Opportunities Fund

Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Technology Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Voyager Fund II


Asset Allocation Fund
Putnam VT Global Asset Allocation Fund


Growth and Income Funds
Putnam VT The George Putnam Fund of Boston
Putnam VT Growth and Income Fund
Putnam VT International Growth and Income Fund
Putnam VT New Value Fund
Putnam VT Small Cap Value Fund
Putnam VT Utilities Growth and Income Fund

Income Funds
Putnam VT American Government Income Fund
Putnam VT Diversified Income Fund
Putnam VT High Yield Fund
Putnam VT Income Fund

Money Market Fund
Putnam VT Money Market Fund

This prospectus explains what you should know about the funds in Putnam Variable Trust, which are available for purchase by separate accounts of insurance companies.


Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


CONTENTS

 2 Fund summaries (including Goal, Main investment strategies, Main risks and Performance Information)

20  What are the funds' main investment strategies and related risks?

24  Who manages the funds?

27  How to buy and sell fund shares

27  Distribution Plan

28  How do the funds price their shares?

28  Fund distributions and taxes

29  Financial highlights



Fund summaries

The following summaries identify each fund's goal, main investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of one of the fund's classes of shares, class IA shares. A table following each chart compares the fund's performance to that of broad measures of market performance. Performance of class IB shares for the period prior to April 6, 1998 for Putnam VT Diversified Income Fund, Putnam VT Growth and Income Fund and Putnam VT International Growth and Income Fund, and prior to April 30, 1998 for Putnam VT Asia Pacific Growth Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund are based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. Of course, a fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.


More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in any of the funds. A fund may not achieve its goal, and none of the funds is intended as a complete investment program. An investment in any fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Putnam VT Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in that fund.



PUTNAM VT AMERICAN GOVERNMENT
INCOME FUND

GOAL

The fund seeks high current income with preservation of capital as its secondary objective.

MAIN INVESTMENT STRATEGIES -- U.S. GOVERNMENT BONDS


We invest mainly in bonds that


* are obligations of the U.S. government, its agencies and instrumentalities,


* are backed by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds, or by the credit of a federal agency or government sponsored entity, such as Fannie Mae mortgage-backed bonds, and

* have intermediate to long-term maturities (three years or longer).


We may also invest in mortgage-backed investments of private issuers rated AAA or its equivalent, at the time of purchase, by a nationally recognized securities rating agency, or if unrated, that we determine to be of comparable quality.


Under normal market conditions, we invest at least 65% of the fund's total assets in U.S. government securities. We may invest up to 35% of its total assets in mortgage-backed securities that are privately issued and not supported by the credit of any government agency or instrumentality.

MAIN RISKS

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. This credit risk is higher for debt that is not backed by the full faith and credit of the U.S. government.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.


PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.



PUTNAM VT ASIA PACIFIC
GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- ASIAN AND PACIFIC BASIN STOCKS


We invest mainly in common stocks of Asian or Pacific Basin companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

Under normal market conditions, we invest at least 85% of the fund's total assets in Asian or Pacific Basin companies. To determine whether a company is Asian or Pacific Basin, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits. Asian and Pacific Basin countries may include, for example, Australia, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, Taiwan and Thailand.


MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.


* The risks of investing mostly in one geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting Asian and Pacific Basin investments is significantly greater than it would be for a more geographically diversified fund, which may result in greater losses and volatility.


* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1996           9.10%
1997         -14.66%
1998          -5.48%
1999         107.56%

2000         -44.21%

Year-to-date performance through 3/31/2001 was -11.88%. During the periods shown in the bar chart, the highest return for a quarter was 41.72% (quarter ending 12/31/99) and the lowest return for a quarter was -17.10% (quarter ending 12/31/00).

--------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
--------------------------------------------------------------------------
                                           Since
                   Past         Past      inception
                  1 year       5 years    (5/1/95)
--------------------------------------------------------------------------
Class IA          -44.21%      0.38%       0.74%
Class IB          -44.34%      0.21%       0.58%
MSCI Pacific
Index             -25.78%     -3.97%      -3.48%
--------------------------------------------------------------------------


The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1995. The fund's performance is compared to the Morgan Stanley Capital International (MSCI) Pacific Index, an unmanaged index of equity securities issued by companies located in one of five Asian countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia, with all values expressed in U.S. dollars.



PUTNAM VT CAPITAL
APPRECIATION FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- STOCKS


We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We may invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.


* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.


PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.



PUTNAM VT DIVERSIFIED INCOME FUND

GOAL

The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS


We invest mostly in bonds that

* are obligations of corporations and governments worldwide,

* are either investment-grade or below investment-grade (high yield or junk bonds) and


* have intermediate to long-term maturities (three years or longer).


Under normal market conditions, we invest 15% - 65% of the fund's net assets in each of these three sectors:


* U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. corporations.

* High yield sector: lower-rated bonds of U.S. corporations.

* International sector: bonds of foreign governments and corporations, including both investment-grade and lower-rated securities.

MAIN RISKS


* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. Because the fund invests significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments in which the fund may invest may increase in value less when interest rates decline, and decline in value more when interest rates rise.


* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments in foreign markets. These risks are increased for investments in emerging markets.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES

1994          -4.23%
1995          19.13%
1996           8.81%
1997           7.38%
1998          -1.37%
1999           1.66%

2000           0.19%

Year-to-date performance through 3/31/2001 was 2.52%. During the periods shown in the bar chart, the highest return for a quarter was 5.93% (quarter ending 6/30/95) and the lowest return for a quarter was -4.94% (quarter ending 9/30/98).

---------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
---------------------------------------------------------------------------
                                                      Since
                              Past        Past      inception
                             1 year      5 years    (9/15/93)
---------------------------------------------------------------------------
Class IA                      0.19%       3.26%       4.41%
Class IB                     -0.07%       3.08%       4.24%
Lehman Brothers Aggregate
  Bond Index                 11.63%       6.45%       6.45%
Salomon Brothers
  Non-U.S.
  World Government
  Bond Index                 -2.63%       1.64%      -1.21%
Credit Suisse First Boston
  High Yield Bond Index      -5.21%       4.51%       5.88%
---------------------------------------------------------------------------

The fund's performance is compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index that is frequently used as a broad market measure for U.S denominated investment-grade fixed-income securities; the Salomon Brothers Non-U.S. World Government Bond Index, an unmanaged index of bonds issued by ten countries, excluding the United States; and the Credit Suisse First Boston High Yield Bond Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds.


PUTNAM VT THE GEORGE PUTNAM
FUND OF BOSTON

GOAL

The fund seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS AND BONDS


We invest mainly in a combination of bonds and U.S. value stocks, with a greater focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). We invest mainly in large companies.

Under normal market conditions, we invest at least 25% of the fund's total assets in fixed-income securities, including debt securities, preferred stocks, and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk that prices of bonds we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that issuers of bonds we buy will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999            -0.36%

2000             9.82%

Year-to-date performance through 3/31/2001 was -1.80%. During the periods shown in the bar chart, the highest return for a quarter was 5.25% (quarter ending 9/30/00) and the lowest return for a quarter was -6.80% (quarter ending 9/30/99).


---------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
---------------------------------------------------------------------------
                                                  Since
                                  Past           inception
                                 1 year         (4/30/98)
---------------------------------------------------------------------------
Class IA                          9.82%            4.84%
Class IB                          9.62%            4.75%
S&P 500 Index                    -9.10%            8.03%
Lehman Brothers Government/
  Corporate Bond Index           11.84%            6.19%
---------------------------------------------------------------------------


The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended July 31, 1999. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to the Lehman Brothers Government/Corporate Bond Index, an unmanaged index of publicly issued U.S. governmental and corporate debt obligations used as a general measure of the performance of fixed-income securities.



PUTNAM VT GLOBAL ASSET
ALLOCATION FUND

GOAL

The fund seeks a high level of long-term total return consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- ASSET ALLOCATION

We invest in a wide variety of equity and fixed-income securities both of U.S. and foreign issuers. We may invest in securities in the following four investment categories, which we believe represent large, well-differentiated classes of securities with distinctive investment characteristics:

* U.S. Equities: This sector will invest primarily in growth and value stocks of U.S. companies. Growth stocks are issued by companies whose earnings we believe are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock. Value stocks are those we believe are currently undervalued compared to their true worth. If we are correct and other investors recognize the value of the company, the price of the stock may rise.

* International Equities: This sector will invest primarily in growth and value stocks principally traded in foreign securities markets.

* U.S. Fixed-income: This sector will invest primarily in fixed-income securities of U.S. companies or the U.S. government, its agencies or instrumentalities, mortgage-backed and asset-backed securities, convertible securities and preferred stock.

* International Fixed-income: This sector will invest primarily in fixed-income securities denominated in foreign currencies of non-U.S. companies or foreign governmental issuers or supranational agencies.

The allocation of fund assets assigned to each investment category will be reevaluated at least quarterly based on an assessment of the relative market opportunities and risks of each investment category taking into account various economic and market factors. The fund may from time to time invest in all or any one of the investment categories as we may consider appropriate in response to changing market conditions. We expect that under normal market conditions the fund will invest a majority of its assets in equity securities. We can invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk that prices of bonds we buy will fall if interest rates rise. Interest rate risk is generally highest for investments with longer maturities.

* The risk that issuers of bonds we buy will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.



PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES

1991              19.02%
1992               6.29%
1993              17.48%
1994              -2.50%
1995              24.71%
1996              15.62%
1997              19.67%
1998              13.47%
1999              11.85%

2000              -4.87%

Year-to-date performance through 3/31/2001 was -9.51%. During the periods shown in the bar chart, the highest return for a quarter was 14.51% (quarter ending 12/31/98) and the lowest return for a quarter was -10.30% (quarter ending 9/30/98).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                   Past         Past       Past
                                  1 year      5 years    10 years
-------------------------------------------------------------------------------
Class IA                          -4.87%       10.81%     11.68%
Class IB                          -4.87%       10.72%     11.56%
MSCI World Index                 -13.18%       12.11%     11.93%
-------------------------------------------------------------------------------


The fund's performance is compared to the Morgan Stanley Capital
International (MSCI) World Index, an unmanaged index of global equity securities, with all values expressed in U.S. dollars.



PUTNAM VT GLOBAL GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GLOBAL GROWTH STOCKS


We invest mainly in common stocks of companies worldwide. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

Under normal market conditions, we invest at least 65% of the fund's total assets in the equity securities of companies located in at least three different countries, one of which may be the United States. To determine whether a company is located in a particular country, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.


MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES

1991                  15.01%
1992                  -0.36%
1993                  32.40%
1994                  -0.96%
1995                  15.67%
1996                  17.20%
1997                  14.33%
1998                  29.71%
1999                  65.00%

2000                 -29.64%

Year-to-date performance through 3/31/2001 was -25.07%. During the periods shown in the bar chart, the highest return for a quarter was 48.01% (quarter ending 12/31/99) and the lowest return for a quarter was -17.01% (quarter ending 12/31/00).

------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
------------------------------------------------------------------------
                             Past        Past        Past
                            1 year      5 years    10 years
------------------------------------------------------------------------
Class IA                   -29.64%      15.07%       13.37%
Class IB                   -29.75%      14.90%       13.20%
MSCI All-Country
  World Free Index         -13.94%      11.62%       12.04%
------------------------------------------------------------------------

The fund's performance is compared to the Morgan Stanley Capital
International (MSCI) All-Country World Free Index, an unmanaged index of global equity securities of companies in 47 Developed and Emerging Market Countries in the Americas, Europe/Middle East and Asia/Pacific Region with all values expressed in U.S. dollars.




PUTNAM VT GROWTH AND INCOME FUND

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS


We invest mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.


MAIN RISKS


* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.


* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES

1991             19.05%
1992              9.75%
1993             14.27%
1994              0.35%
1995             36.71%
1996             21.92%
1997             24.15%
1998             15.42%
1999              1.59%

2000              8.11%

Year-to-date performance through 3/31/2001 was -5.29%. During the periods shown in the bar chart, the highest return for a quarter was 16.62% (quarter ending 12/31/98) and the lowest return for a quarter was -10.14% (quarter ending 9/30/99).

-----------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-----------------------------------------------------------------------
                                   Past       Past       Past
                                 11 year    5 years    10 years
-----------------------------------------------------------------------
Class IA                           8.11%     13.92%     14.67%
Class IB                           7.92%     13.76%     14.50%
S&P 500 Index                     -9.10%     18.32%     17.45%
-----------------------------------------------------------------------


The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.



PUTNAM VT GROWTH OPPORTUNITIES FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS


We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest in a relatively small number of companies that we believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. We invest mainly in large companies.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


* The risk of loss from investing in fewer issuers than a fund that invests more broadly. This increases the fund's vulnerability to factors affecting a single investment and can result in greater fund losses and volatility.


PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.



PUTNAM VT HEALTH SCIENCES FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS


We invest mainly in common stocks of U.S. companies in the health sciences industries, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized and large companies.

Under normal market conditions, we invest at least 80% of the fund's total assets in securities of (a) companies that derive at least 50% of their assets, revenues or profits from the pharmaceutical, health care services, applied research and development and medical equipment and supplies industries, or (b) companies we think have the potential for growth as a result of their particular products, technology, patents or other market advantages in the health sciences industries. Investments in companies described in (b) will not usually represent more than 15% of the fund's health sciences investments.


Industry focus. We invest primarily in companies that provide health care services, applied research and development, pharmaceutical products, and medical equipment and supplies, and companies that we believe will grow as a result of their products, patents or other market advantages in the health sciences industries. Events that affect the health sciences industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples include technological advances that make existing products and services obsolete, and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and use of managed care arrangements may be more likely to adversely affect the fund.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


* The risk of investing in a single group of industries. Investments in the health sciences industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This increases the fund's vulnerability to factors affecting a single group of industries. This risk is significantly greater than for a fund that invests in a broader range of industries, and may result in greater losses and volatility.

* The risk of loss from investing in fewer issuers than a fund that invests more broadly. The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund. This increases the fund's vulnerability to factors affecting a single investment and can result in greater fund losses and volatility.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999                     -3.93%

2000                     39.14%

Year-to-date performance through 3/31/2001 was -22.55%. During the periods shown in the bar chart, the highest return for a quarter was 14.57% (quarter ending 3/31/00) and the lowest return for a quarter was -5.59% (quarter ending 9/30/99).

--------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
--------------------------------------------------------------------------
                                         Since
                             Past      inception
                            1 year     (4/30/98)
--------------------------------------------------------------------------
Class IA                    39.14%      15.34%
Class IB                    38.86%      15.22%
S&P 500 Index               -9.10%       8.03%
--------------------------------------------------------------------------


The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.



PUTNAM VT HIGH YIELD FUND

GOAL


The fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.


MAIN INVESTMENT STRATEGIES -- LOWER-RATED BONDS


We invest mainly in bonds that

* are obligations of U.S. corporations

* are below investment-grade in quality (junk bonds) and

* have intermediate to long-term maturities (three years or longer).

We normally invest at least 80% of the fund's total assets in debt securities, convertible securities or preferred stock that we believe are consistent with the fund's primary investment objective of high current income.

MAIN RISKS

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. Because the fund invests mainly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES

1991                44.83%
1992                18.98%
1993                19.57%
1994                -0.94%
1995                18.32%
1996                12.81%
1997                14.34%
1998                -5.86%
1999                 5.92%

2000                -8.45%

Year-to-date performance through 3/31/2001 was 4.13%. During the periods shown in the bar chart, the highest return for a quarter was 19.79% (quarter ending 3/31/91) and the lowest return for a quarter was -9.95% (quarter ending 9/30/98).

-----------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-----------------------------------------------------------------------
                             Past        Past      Past
                            1 year     5 years   10 years
-----------------------------------------------------------------------
Class IA                    -8.45%      3.32%     11.02%
Class IB                    -8.51%      3.22%     10.87%
Credit Suisse First Boston
  High Yield Bond Index     -5.21%      4.51%     11.19%
-----------------------------------------------------------------------

The fund's performance is compared to the Credit Suisse First Boston High Yield Bond Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds.




PUTNAM VT INCOME FUND

GOAL


The fund seeks high current income consistent with what Putnam Management believes to be prudent risk.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

We invest mainly in bonds that

* are obligations of corporations and governments worldwide denominated in U.S. dollars,

* are either investment-grade or below investment-grade (junk bonds), and

* have intermediate to long-term maturities (three years or longer).

MAIN RISKS

* The risk that the issuers of the fund's investments will fail to make timely payments of interest and principal. Because the fund invests significantly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.


PERFORMANCE INFORMATION

Prior to April 9, 1999, the fund's policies required it to invest at least 25% of its assets in U.S. government securities and limited the amount of assets invested in securities rated below A. Consequently, the historic information in the table does not reflect the fund's performance under its current investment policies.

[GRAPHIC OMITTED: vertical bar chart CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES

1991                       17.28%
1992                        7.49%
1993                       11.28%
1994                       -3.23%
1995                       20.44%
1996                        2.42%
1997                        8.46%
1998                        8.25%
1999                       -2.07%

2000                        8.01%

Year-to-date performance through 3/31/2001 was 3.11%. During the periods shown in the bar chart, the highest return for a quarter was 6.78% (quarter ending 6/30/95) and the lowest return for a quarter was -3.17% (quarter ending 3/31/96).

---------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
---------------------------------------------------------------------------
                             Past        Past        Past
                            1 year      5 years    10 years
---------------------------------------------------------------------------
Class IA                     8.01%       4.96%      7.61%
Class IB                     7.79%       4.82%      7.45%
Lehman Brothers Aggregate
  Bond Index                11.63%       6.45%      7.96%
---------------------------------------------------------------------------


The fund's performance is compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds.



PUTNAM VT INTERNATIONAL GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL STOCKS


We invest mainly in common stocks of companies outside the United States that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

Under normal market conditions, we invest at least 65% of the fund's total assets in the equity securities of companies located in at least three countries other than the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.


* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998           18.69%
1999           60.21%

2000           -9.45%

Year-to-date performance through 3/31/2001 was -14.45%. During the periods shown in the bar chart, the highest return for a quarter was 35.46% (quarter ending 12/31/99) and the lowest return for a quarter was -18.92% (quarter ending 9/30/98).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                             Since
                                 Past      inception
                                1 year      (1/2/97)
-------------------------------------------------------------------------
Class IA                        -9.48%      18.96%
Class IB                        -9.61%      18.79%
MSCI EAFE Index                -14.17%       7.41%
-------------------------------------------------------------------------


The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.



PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND

GOAL

The fund seeks capital growth. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL VALUE STOCKS


We invest mainly in common stocks of companies outside the United States. We invest mainly in value stocks that offer the potential for income. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

Under normal market conditions, we invest at least 65% of the fund's total assets in the equity securities of companies located in at least three countries other than the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.


MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.


* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998           11.28%
1999           24.59%

2000            1.36%

Year-to-date performance through 3/31/2001 was -13.19%. During the periods shown in the bar chart, the highest return for a quarter was 16.54% (quarter ending 12/31/98) and the lowest return for a quarter was -17.32% (quarter ending 9/30/98).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                        Since
                            Past      inception
                           1 year     (1/2/97)
-------------------------------------------------------------------------
Class IA                    1.36%      13.86%
Class IB                    1.33%      13.73%
MSCI EAFE Index           -14.17%       7.41%
-------------------------------------------------------------------------


The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australia, and the Far East, with all values expressed in U.S. dollars.



PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL GROWTH STOCKS

We invest mainly in common stocks of companies outside the United States. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size. We may invest in both established and developing (also known as emerging) markets.


Under normal market conditions, we invest at least 65% of the fund's total assets in the equity securities of companies located in at least three countries other than the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.


MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDER YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998               15.58%
1999              102.96%

2000              -38.56%

Year-to-date performance through 3/31/2001 was -22.61%. During the periods shown in the bar chart, the highest return for a quarter was 57.18% (quarter ending 12/31/99) and the lowest return for a quarter was -19.22% (quarter ending 6/30/00).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                          Since
                            Past        inception
                           1 year       (1/2/97)
-------------------------------------------------------------------------
Class IA                  -38.56%        9.56%
Class IB                  -38.67%        9.42%
MSCI EAFE Index           -14.17%        7.41%
-------------------------------------------------------------------------


The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of international equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.



PUTNAM VT INVESTORS FUND

GOAL

The fund seeks long-term growth of capital and any increased income that results from this growth.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS


We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in large companies.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999         30.13%

2000        -18.47%

Year-to-date performance through 3/31/2001 was -20.15%. During the periods shown in the bar chart, the highest return for a quarter was 24.67% (quarter ending 12/31/99) and the lowest return for a quarter was -14.93% (quarter ending 12/31/00).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                                  Since
                                    Past        inception
                                   1 year       (4/30/98)
-------------------------------------------------------------------------
Class IA                          -18.47%       8.31%
Class IB                          -18.64%       8.14%
S&P 500 Index                      -9.10%       8.03%
-------------------------------------------------------------------------


The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.



PUTNAM VT MONEY MARKET FUND

GOAL

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES -- INCOME

We seek to maintain a stable net asset asset value of $1.00 per share for the fund.

We invest primarily in instruments that:

* are high quality and

* have a short-term maturity.

Industry focus. We may invest without limit in money market investments from the banking, personal credit and business credit industries. We may invest over 25% of the fund's assets in money market investments from the personal credit or business credit industries only when we determine that the yields on those investments exceed the yields that are available from eligible investments of issuers in the banking industry. The value of the fund's shares may be more vulnerable than the values of shares of money market funds that invest in issuers in a greater number of industries. To the extent that a fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments affecting that industry cause the prices of related money market investments to fall.

MAIN RISKS


* The risk that the effects of inflation may erode the value of your investment over time.

* The risk that the fund will not maintain a net asset value of $1.00 per share, due to events such as a deterioration in the credit quality of issuers whose securities the fund holds, or an increase in interest rates.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1991              5.92%
1992              3.57%
1993              2.79%
1994              3.82%
1995              5.46%
1996              5.08%
1997              5.22%
1998              5.19%
1999              4.86%

2000              6.03%

Year-to-date performance through 3/31/2001 was 1.36%. During the periods shown in the bar chart, the highest return for a quarter was 1.64% (quarter ending 3/31/91) and the lowest return for a quarter was 0.63% (quarter ending 6/30/93).

---------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
---------------------------------------------------------------------------
                                     Past       Past        Past
                                    1 year     5 years    10 years
---------------------------------------------------------------------------
Class IA                            6.03%       5.28%       4.79%
Class IB                            5.82%       5.19%       4.64%
Merrill Lynch 91-Day
  Treasury Bill Index               6.18%       5.38%       5.06%
Lipper Money
  Market Average                    5.94%       5.18%       4.71%
---------------------------------------------------------------------------


The fund's performance is compared to the Merrill Lynch 91-Day Treasury Bill Index, an unmanaged index that seeks to measure the performance of United States Treasury bills currently available in the marketplace and the Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper, Inc.



PUTNAM VT
NEW OPPORTUNITIES FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS


We invest mainly in common stocks of U.S. companies, with a focus on growth stocks in sectors of the economy that we believe have high growth potential. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. The growth sectors we currently emphasize include communications, media/entertainment, medical technology/cost containment, industrial and environmental services, applied/advanced technology, financial services, consumer products and services and business services. We may invest in companies of any size.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


* The risk of investing in a limited group of sectors. This increases the fund's vulnerability to factors affecting a limited group of sectors. This risk is significantly greater than for a fund that invests in a broader range of sectors, and may result in greater losses and volatility.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1995          44.87%
1996          10.17%
1997          23.29%
1998          24.38%
1999          69.35%

2000         -26.09%

Year-to-date performance through 3/31/2001 was -27.30%. During the periods shown in the bar chart, the highest return for a quarter was 49.47% (quarter ending 12/31/99) and the lowest return for a quarter was -28.78% (quarter ending 12/31/00).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                                        Since
                                Past       Past       inception
                               1 year     5 years     (5/2/94)
-------------------------------------------------------------------------
Class IA                      -26.09%      16.16%      19.68%
Class IB                      -26.20%      15.98%      19.51%
Russell 2000 Index             -3.02%      10.31%      11.97%
Russell Midcap Growth Index   -11.75%      17.76%      18.32%
-------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1994. The fund's performance is compared to the Russell 2000 Index, an unmanaged index that is a commonly-used measure of small company performance, and the Russell Midcap Growth Index, an unmanaged index of common stocks of midsized companies that are also listed on the Russell 1000 Growth Index. The fund's performance was previously compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. This index was replaced by the Russell 2000 Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year, 5-years and since inception periods ending on 12/31/00 were -9.10%, 18.32% and 19.70% for the Standard & Poor's 500 Index.




PUTNAM VT NEW VALUE FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in midsized and large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998            6.26%
1999            0.27%

2000           22.59%

Year-to-date performance through 3/31/2001 was 0.61%. During the periods shown in the bar chart, the highest return for a quarter was 16.45% (quarter ending 12/31/98) and the lowest return for a quarter was -13.75% (quarter ending 9/30/99).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                                   Since
                                        Past     inception
                                       1 year    (1/2/97)
-------------------------------------------------------------------------
Class IA                               22.59%     11.35%
Class IB                               22.37%     11.22%
Russell 3000 Value Index                8.04%     15.23%
-------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Russell 3000 Value Index, an unmanaged index of Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The fund's performance was previously compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. This index was replaced by the Russell 3000 Value Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year and since inception periods ending on 12/31/00 were -9.10% and 17.20% for the Standard & Poor's 500 Index.




PUTNAM VT OTC & EMERGING  GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS


We invest mainly in common stocks of U.S. companies traded in the over-the-counter (OTC) market and "emerging growth" companies listed on securities exchanges, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. Emerging growth companies are those we believe have a leading or proprietary position in a growing industry or are gaining market share in an established industry. We invest mainly in small and midsized companies.

Under normal market conditions, we invest at least 65% of the fund's total assets in common stocks traded in the over-the-counter (OTC) market and common stocks of "emerging growth" companies listed on securities exchanges. "Emerging growth" companies are companies that we believe have the potential for capital appreciation significantly greater than that of the market averages and that we believe are likely to have earnings that will increase over time.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999         126.52%

2000         -51.03%

Year-to-date performance through 3/31/2001 was -43.76%. During the periods shown in the bar chart, the highest return for a quarter
(quarter ending 12/31/99) and the lowest return for a quarter was -40.38% (quarter ending 12/31/00).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                             Since
                               Past        inception
                              1 year       (4/30/98)
-------------------------------------------------------------------------
Class IA                     -51.03%         4.33%
Class IB                     -51.09%         4.22%
Russell 2500 Growth Index    -16.09%        -7.04%
-------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the Russell 2500 Growth Index, an unmanaged index of Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The fund's performance was previously compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance, and the Russell 2000 Growth Index, an unmanaged index of Russell 2000 Index companies with greater-than-average growth orientation. These two indexes were replaced by the Russell 2500 Growth Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year and since inception periods ending on 12/31/00 were -9.10% and 8.03% for the Standard & Poor's 500 Index, and -22.43% and -0.07% for the Russell 2000 Growth Index.




PUTNAM VT RESEARCH FUND

GOAL

The fund seeks capital appreciation.


MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in large companies.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999          27.58%

2000          -1.84%

Year-to-date performance through 3/31/2001 was -16.91%. During the periods shown in the bar chart, the highest return for a quarter was 20.14% (quarter ending 12/31/99) and the lowest return for a quarter was -5.35% (quarter ending 9/30/99).

------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
------------------------------------------------------------------------
                                     Since
                         Past      inception
                        1 year     (9/30/98)
------------------------------------------------------------------------
Class IA               -1.84%       19.63%
Class IB               -1.98%       19.45%
S&P 500 Index          -9.10%       13.66%
------------------------------------------------------------------------


The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.



PUTNAM VT SMALL CAP VALUE FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS


We invest mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in small companies. These are companies of a size similar to those in the Russell 2000 Index, an index that measures the performance of small companies.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]


CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

2000       24.62%

Year-to-date performance through 3/31/2001 was 1.39%. During the periods shown in the bar chart, the highest return for a quarter was 8.61% (quarter ending 12/31/00) and the lowest return for a quarter was -0.18% (quarter ending 6/30/00).

------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
------------------------------------------------------------------------
                                                  Since
                                      Past      inception
                                     1 year     (4/30/99)
------------------------------------------------------------------------
Class IA                             24.62%      16.44%
Class IB                             24.44%      16.27%
Russell 2000 Value Index             22.83%      13.05%
------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 2000. The fund's performance is compared to the Russell 2000 Value Index, an unmanaged index that measures the performance of Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The fund's performance was previously compared to the Russell 2000 Index, an unmanaged index that is a commonly used measure of small company performance. This index was replaced by the Russell 2000 Value Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year and since inception periods ending on 12/31/00 were -3.02% and 8.21% for the Russell 2000 Index.




PUTNAM VT TECHNOLOGY FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS


We invest mainly in common stocks of U.S. companies in technology industries that we believe offer the opportunity for gain. These types of stocks typically are considered growth stocks. Growth stocks are issued by companies that we believe are fast-growing and have earnings that we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size.

Under normal market conditions, we invest at least 65% of the fund's total assets in securities of companies in the technology industries that derive at least 50% of their assets, revenues or profits from the technology industries.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.


* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.


* The risk of investing in a single group of industries. Investments in the technology industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This increases the fund's vulnerability to factors affecting a single group of industries. This risk is significantly greater than for a fund that invests in a broader range of industries, and may result in greater losses and volatility. In addition, stock prices of companies in technology industries have historically been more volatile than those of companies in other industries.

* The risk of loss from investing in fewer issuers than a fund that invests more broadly. The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund. This increases the fund's vulnerability to factors affecting a single investment and can result in greater fund losses and volatility.

Industry focus. We invest mainly in companies that are in the technology industries. These industries include any industry involved in the production or development of technological advancements or improvements, including the computer, semi-conductor, electronics, communications and telecommunications, health care, and biotechnology industries. Factors that affect the technology industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples of these factors include obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.


PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.



PUTNAM VT UTILITIES GROWTH AND INCOME FUND

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS


We invest mainly in a combination of U.S. stocks and bonds of companies in the utilities industries that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate to long-term maturities (three years or longer). We invest mainly in large companies.

Under normal market conditions, we invest at least 65% of the fund's total assets in equity and debt securities of companies in the public utilities industries. These are companies that, in our view, derive at least 50% of their assets, revenues or profits from producing or distributing electric, gas or other types of energy, supplying water, or providing telecommunications services such as telephone, microwave or other media (but not public broadcasting).

Industry focus. We invest mainly in companies that produce or distribute a product or service to both residential and industrial customers, such as electricity, gas or other types of energy, supply water or provide telecommunications services (but not public broadcasting). Events that affect these public utilities industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples include increases in fuel and other operating costs, and technological advances that make existing plants, equipment or products obsolete. In addition, changes in regulatory policies concerning the environment, energy conservation, nuclear power and utility pricing, as well as deregulation of certain utility services, may be more likely to adversely affect the fund.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


* The risk of investing in a single group of industries. Investments in the utilities industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This increases the fund's vulnerability to factors affecting a single group of industries. This risk is significantly greater than for a fund that invests in a broader range of industries, and may result in greater losses and volatility.


* The risk that prices of bonds we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that issuers of bonds we buy will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.



PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1993        13.42%
1994        -7.02%
1995        31.08%
1996        15.80%
1997        27.10%
1998        14.92%
1999        -0.66%

2000        17.61%

Year-to-date performance through 3/31/2001 was -8.47%. During the periods shown in the bar chart, the highest return for a quarter was 12.32% (quarter ending 12/31/97) and the lowest return for a quarter was -7.80% (quarter ending 3/31/99).

------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
------------------------------------------------------------------------
                                                    Since
                            Past       Past       inception
                           1 year     5 years     (5/4/92)
------------------------------------------------------------------------
Class IA                   17.61%     14.59%      13.18%
Class IB                   17.45%     14.45%      13.03%
S&P Utilities Index        59.67%     16.51%      15.83%
------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1992. The fund's performance is compared to the S&P Utilities Index, an unmanaged list of common stocks issued by utility companies.




PUTNAM VT VISTA FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS


We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized companies.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998        19.48%
1999        52.90%

2000        -3.98%

Year-to-date performance through 3/31/2001 was -31.12%. During the periods shown in the bar chart, the highest return for a quarter was 41.28% (quarter ending 12/31/99) and the lowest return for a quarter was -20.73% (quarter ending 12/31/00).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                                  Since
                                     Past       inception
                                    1 year      (1/2/97)
-------------------------------------------------------------------------
Class IA                            -3.98%       21.31%
Class IB                            -4.09%       21.17%
Russell Midcap Growth Index        -11.75%       17.84%
-------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Russell Midcap Growth Index, an unmanaged index that measures the performance of those companies in the Russell Midcap Index that have higher prices relative to the book value of their assets and higher forecasted growth rates.




PUTNAM VT VOYAGER FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS


We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized and large companies, although we can invest in companies of any size.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1991          46.09%
1992          10.36%
1993          18.70%
1994           1.04%
1995          40.67%
1996          12.97%
1997          26.51%
1998          24.36%
1999          58.22%

2000         -16.41%

Year-to-date performance through 3/31/2001 was -18.88%. During the periods shown in the bar chart, the highest return for a quarter was 41.38% (quarter ending 12/31/99) and the lowest return for a quarter was -16.45% (quarter ending 9/30/98).

-------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------
                                Past        Past       Past
                               1 year      5 years   10 years
-------------------------------------------------------------------------
Class IA                      -16.41%      18.16%     17.66%
Class IB                      -16.54%      18.47%     20.21%
Russell 1000 Growth Index     -22.42%      18.14%     17.33%
Russell Midcap Growth Index   -11.75%      17.76%     17.84%
-------------------------------------------------------------------------

The fund's performance is compared to the Russell 1000 Growth Index, an unmanaged index of Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values, and the Russell Midcap Growth Index, an unmanaged index of common stocks of midsized companies that are also included on the Russell 1000 Growth Index.

The fund's performance was previously compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance, and the Russell 2000 Index, an unmanaged index that is a commonly-used measure of small company performance. These two indexes were replaced by the Russell 1000 Growth Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year, 5-year and since inception periods ending on 12/31/00 were -9.10%, 18.32% and 8.03% for the Standard & Poor's 500 Index,
and -3.02%, 10.31% and 15.53% for the Russell 2000 Index.




PUTNAM VT VOYAGER FUND II

GOAL

The fund seeks long-term growth of capital.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS


We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.


* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

What are the funds' main
investment strategies and
related risks?

We generally manage the funds in styles similar to certain funds in the retail Putnam family of funds. However, the counterpart funds will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for them.

Any investment carries with it some level of risk that generally reflects its potential for reward. This section provides additional information on the investment strategies and related risks that are identified for each fund in "Fund summaries" at the beginning of this prospectus and discusses investment strategies and related risks that are common to a number of the funds. Not every investment strategy listed below applies to each fund. Please refer to your fund's strategy in the Fund summaries section to determine which risks apply to your fund.


We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

  Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy. Emerging growth companies may have limited product lines, markets or financial resources. Their stocks may trade less frequently and in limited volumes, and are subject to greater volatility.

  Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.


* Foreign investments. Each of the funds may invest in securities of foreign issuers. Foreign investments involve certain special risks, including:

Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.


For Putnam VT Diversified Income Fund, we consider a foreign corporation to be one that is domiciled outside the U.S. or has its principal operations located outside the U.S.


For Putnam VT Income Fund, we may invest in U.S. dollar-denominated fixed-income securities of foreign issuers.

For Putnam VT Money Market Fund, we may invest in money market instruments of foreign issuers that are denominated in U.S. dollars.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Fixed-income investments. Fixed-income securities, which typically pay an unchanging rate of interest or dividends, include bonds and other debt. Each of the funds may invest in fixed-income securities. The value of a fixed-income investment may fall as a result of factors directly relating to the issuer of the security, such as decisions made by its management or a reduction in its credit rating. An investment's value may also fall because of factors affecting not just the issuer, but other issuers, such as increases in production costs. The value of an investment may also be affected by general changes in financial market conditions, such as changing interest rates or currency exchange rates.

  We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.


  Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.


  "Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

For Putnam VT Money Market Fund, average portfolio maturity will not exceed 90 days and the fund may not hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments. Some investments have an interest rate that changes based on a market interest rate, and allow the holder to demand payment of principal and accrued interest before the scheduled maturity date. We measure the maturity of these obligations using the relatively short period in which payment could be demanded. Because the interest rate on these investments can change as market interest rates change, these investments are unlikely to be able to lock in favorable longer-term interest rates.


* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

For Putnam VT Income Fund, we invest most of the fund's assets in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or are unrated investments we believe are of comparable quality. We may also invest in non-investment-grade investments. However, we may not invest in securities that are rated below B or the equivalent by each agency or are unrated investments we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

For Putnam VT The George Putnam Fund of Boston and Putnam VT Utilities Growth and Income Fund, we invest mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. For Putnam VT The George Putnam Fund of Boston, we may invest in non-investment-grade investments and for Putnam VT Utilities Growth and Income Fund, we may invest up to 20% of the fund's total assets in non-investment-grade investments. However, for Putnam VT The George Putnam Fund of Boston and Putnam VT Utilities Growth and Income Fund, we will not invest in securities rated lower than B or its equivalent by each rating agency rating the investment, or unrated securities that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.


For Putnam VT High Yield Fund, we invest mostly in higher-yielding, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality.


For Putnam VT Diversified Income Fund and Putnam VT Global Asset Allocation Fund, we may invest up to 70% and 35%, respectively, of the fund's total assets in non-investment-grade securities using the investment criteria described above under Putnam VT High Yield Fund.


For Putnam VT High Yield Fund and Putnam VT Diversified Income Fund, we may invest up to 15% and 5%, respectively, of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.


Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. The fund depends more on our ability in buying lower-rated debt than it does in buying investment-grade debt. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.


For Putnam VT Money Market Fund, we buy only high quality investments. These are:

* rated in one of the two highest categories by at least two nationally recognized rating services,

* rated by one rating service in one of the service's two highest categories (if only one rating service has provided a rating), or

* unrated investments that we determine are of equivalent quality.


The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangement. The main risk of investments backed by a letter of credit is that the entity issuing the letter of credit will be unable to fulfill its obligations to the fund.


* Insurance. We have bought liability insurance that insures the fund against a decrease in the value of its investments arising from the issuer's default or bankruptcy. The insurance covers most of the fund's investments, other than U.S. government securities. The insurance does not guarantee or ensure that the fund will be able to maintain a stable net asset value of $1.00 per share. The maximum total coverage for the fund is $30 million, with a deductible for each loss of $1 million or 0.30% of the fund's net assets, whichever is less. The $30 million maximum coverage is shared with four other Putnam money market funds. Recovery under the insurance is subject to certain conditions, including the condition that the other Putnam money market funds have not previously exhausted the insurance coverage, and the insurance might not be renewed when it expires.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.


* Money market investments. These include certificates of deposit, commercial paper, U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances.

For Putnam VT Money Market Fund, we buy bankers acceptances only if they are issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders will be notified.

* Illiquid investments. We may invest up to 10% (up to 15% for Putnam VT High Yield Fund) of a fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell a fund's illiquid investments when we consider it is desirable to do so or we may be able to sell them only at less than their market value.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

  Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.


  Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, which may be subject to other risks as described in the SAI.


* Alternative strategies. Under normal market conditions, we keep each fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.


* Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.


Who manages the funds?

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. The funds paid Putnam Management management fees in the following amounts (reflected as a percentage of average net assets for each fund's last fiscal year):



-----------------------------------------------------------------------------
                                                                   Management
Putnam VT Fund                                                        Fees
-----------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund                                      0.80%
-----------------------------------------------------------------------------
Putnam VT Diversified Income Fund                                       0.68%
-----------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston                              0.65%
-----------------------------------------------------------------------------
Putnam VT Global Asset Allocation                                       0.65%
-----------------------------------------------------------------------------
Putnam VT Global Growth Fund                                            0.66%
-----------------------------------------------------------------------------
Putnam VT Growth and Income Fund                                        0.46%
-----------------------------------------------------------------------------
Putnam VT Health Sciences Fund                                          0.70%
-----------------------------------------------------------------------------
Putnam VT High Yield Fund                                               0.66%
-----------------------------------------------------------------------------
Putnam VT Income Fund                                                   0.61%
-----------------------------------------------------------------------------
Putnam VT International Growth Fund                                     0.76%
-----------------------------------------------------------------------------
Putnam VT International Growth and Income Fund                          0.80%
-----------------------------------------------------------------------------
Putnam VT International New Opportunities Fund                          1.00%
-----------------------------------------------------------------------------
Putnam VT Investors Fund                                                0.58%
-----------------------------------------------------------------------------
Putnam VT Money Market Fund                                             0.42%
-----------------------------------------------------------------------------
Putnam VT New Opportunities Fund                                        0.52%
-----------------------------------------------------------------------------
Putnam VT New Value Fund                                                0.70%
-----------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund                                    0.70%
-----------------------------------------------------------------------------
Putnam VT Research Fund                                                 0.65%
-----------------------------------------------------------------------------
Putnam VT Small Cap Value Fund                                          0.80%
-----------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund                              0.65%
-----------------------------------------------------------------------------
Putnam VT Vista Fund                                                    0.60%
-----------------------------------------------------------------------------
Putnam VT Voyager Fund                                                  0.51%
-----------------------------------------------------------------------------

In order to limit expenses for Putnam VT American Government Income Fund, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2001 to the extent that the expenses of the fund (exclusive of brokerage, interest, taxes and extraordinary expenses, and payments under the fund's distribution plans) would exceed an annual rate of 0.90% of the fund's average net assets. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund do not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

The following funds paid Putnam Management a monthly management fee (except for Putnam VT American Government Income Fund and Putnam VT Growth Opportunities Fund, which pay Putnam Management a quarterly fee) for these services at the annual rate of:

Putnam VT American Government Income Fund: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion and 0.34% of any excess thereafter.

Putnam VT Growth Opportunities Fund: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, and 0.42% of any excess thereafter.

Putnam VT Capital Appreciation Fund: 0.65% of the first $500 million of the fund's average net assets; 0.55% of the next $500 million; 0.50% of the next $500 million; 0.45% of the next $5 billion; 0.425% of the next $5 billion; 0.405% of the next $5 billion; 0.39% of the next $5 billion; 0.38% of the next $5 billion; 0.37% of the next $5 billion; 0.36% of the next $5 billion; 0.35% of the next $5 billion; 0.34% of the next $5 billion; 0.33% of the next $8.5 billion; and 0.32% of any excess thereafter.

Putnam VT Technology Fund: 1.00% for the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam VT Voyager Fund II: 0.70% of the first $500 million of the fund's average net assets; 0.60% of the next $500 million; 0.55% of the next $500 million; 0.50% of the next $5 billion; 0.475% of the next $5 billion; 0.455% of the next $5 billion; 0.44%of the next $5 billion; 0.43% of the next $5 billion; 0.42% of the next $5 billion; 0.41% of the next $5 billion; 0.40% of the next $5 billion; 0.39% of the next $5 billion; 0.38% of the next $8.5 billion; and 0.37% of any excess thereafter.


The following officers and advisor teams of Putnam Management have primary responsibility for the day-to-day management of the relevant fund's portfolio. Each officer's length of service to the relevant fund and the officer's experience as portfolio manager or investment analyst over at least the last five years are shown.





--------------------------------------------------------------------------------
Fund name                          Year   Business experience (at least 5 years)
--------------------------------------------------------------------------------
Putnam VT American Government Income Fund
----------------------------------------------------------------------------------
Kevin M. Cronin                    2000   1997 - Present       Putnam Management
Managing Director                         Prior to Feb. 1997   MFS Investment
                                                               Management

The Mortgage Team
----------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
----------------------------------------------------------------------------------
Carmel Peters                      1999   1997- Present        Putnam Management
Senior Vice President                     Prior to May 1997    Wheelock
                                                               Natwest Investment
                                                               Management, Hong Kong

Simon Davis                        2000   2000 - Present       Putnam Management
Senior Vice President                     Prior to Sept. 2000  Deutsche Asset
                                                               Management
----------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
----------------------------------------------------------------------------------
Thomas R. Haslett                  2000   1996 - Present       Putnam Management
Managing Director                         Prior to Dec. 1996   Montgomery Asset
                                                               Management Ltd.

Joseph P. Joseph                   2000   1994 - Present       Putnam Management
Managing Director

Michael K. Arends                  2000   1997 - Present       Putnam Management
Senior Vice President                     Prior to Nov. 1997   Phoenix Duff & Phelps
----------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
----------------------------------------------------------------------------------
David L. Waldman                   1998   1997 - Present       Putnam Management
Managing Director                         Prior to June 1997   Lazard Freres


The Core Fixed Income Team
----------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
----------------------------------------------------------------------------------
Jeanne L. Mockard                  2000   1990 - Present       Putnam Management
Senior Vice President

James M. Prusko                    1998   1992 - Present       Putnam Management
Senior Vice President

Jeffrey L. Knight                  2000   1993 - Present       Putnam Management
Senior Vice President


The Core Fixed Income Team
----------------------------------------------------------------------------------
Putnam VT Global Asset Allocation
----------------------------------------------------------------------------------
The Global Asset Allocation Committee
----------------------------------------------------------------------------------
Putnam VT Global Growth Fund
----------------------------------------------------------------------------------
Robert J. Swift                    1996   1995 - Present       Putnam Management
Managing Director

Kelly A. Morgan                    1997   1996 - Present       Putnam Management
Managing Director                         Prior to Dec. 1996   Alliance Capital
                                                               Management L.P.

Lisa H. Svensson                   1998   1994 - Present       Putnam Management
Senior Vice President

Manuel H. Weiss                    1998   1987 - Present       Putnam Management
Senior Vice President

Stephen P. Dexter                  2000   1999 - Present       Putnam Management
Senior Vice President                     Prior to June 1999   Scudder Kemper Inc.

----------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
----------------------------------------------------------------------------------
David L. King                      1993   1983 - Present       Putnam Management
Managing Director

Hugh H. Mullin                     1998   1986 - Present       Putnam Management
Senior Vice President

Christopher G. Miller              2000   1998 - Present       Putnam Management
Senior Vice President                     Prior to Jan. 1998   Analytic TSA Global
                                                               Asset Management

----------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
----------------------------------------------------------------------------------
C. Beth Cotner                     2000   1995 - Present       Putnam Management
Managing Director

Jeffery R. Lindsey                 2000   1994 - Present       Putnam Management
Senior Vice President

David J. Santos                    2000   1986 - Present       Putnam Management
Senior Vice President

----------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
----------------------------------------------------------------------------------
Richard B. England                 1998   1992 - Present       Putnam Management
Senior Vice President

Margery C. Parker                  1998   1997 - Present       Putnam Management
Senior Vice President                     Prior to Dec. 1997   Keystone
                                                               Investments

Margaret D. Smith                  2000   1995 - Present       Putnam Management
Senior Vice President

----------------------------------------------------------------------------------
Putnam VT High Yield Fund
----------------------------------------------------------------------------------
Krishna K. Memani                  1999   1998 - Present       Putnam Management
Managing Director                         Prior to Sept. 1998  Morgan Stanley & Co.


The Credit Team
----------------------------------------------------------------------------------
Putnam VT Income Fund
----------------------------------------------------------------------------------
James M. Prusko                    2000   1992 - Present       Putnam Management
Senior Vice President


The Core Fixed Income Team
----------------------------------------------------------------------------------
Putnam VT International Growth Fund
----------------------------------------------------------------------------------
Justin M. Scott                    1996   1988 - Present       Putnam Management
Managing Director

Omid Kamshad                       1996   1996 - Present       Putnam Management
Managing Director

Paul C. Warren                     1999   1997 - Present       Putnam Management
Senior Vice President                     Prior to May 1997    IDS Fund Management

Joshua L. Byrne                    2000   1993 - Present       Putnam Management
Senior Vice President

Stephen Oler                       2000   1997 - Present       Putnam Management
Senior Vice President                     Prior to June 1997   Templeton Investments

Simon Davis                        2000   2000 - Present       Putnam Management
Senior Vice President                     Prior to Sept. 2000  Deutsche Asset
                                                               Management
----------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
----------------------------------------------------------------------------------
Deborah F. Kuenstner               1999   1997 - Present       Putnam Management
Managing Director                         Prior to May 1997    DuPont Pension Fund
                                                               Investment

George Stairs                      1999   1994 - Present       Putnam Management
Senior Vice President

Colin Moore                        2000   2000 - Present       Putnam Management
Managing Director                         Prior to May 2000    Rockefeller & Co., Inc.

----------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
----------------------------------------------------------------------------------
Robert J. Swift                    1996   1995 - Present       Putnam Management
Managing Director

Stephen P. Dexter                  1999   1999 - Present       Putnam Management
Senior Vice President                     Prior to June 1999   Scudder Kemper Inc.

Peter J. Hadden                    2000   1992 - Present       Putnam Management
Senior Vice President

----------------------------------------------------------------------------------
Putnam VT Investors Fund
----------------------------------------------------------------------------------
C. Beth Cotner                     1998   1995 - Present       Putnam Management
Senior Vice President

Richard B. England                 1998   1992 - Present       Putnam Management
Senior Vice President

Manuel H. Weiss                    1998   1987 - Present       Putnam Management
Senior Vice President

Anthony R. Sellitto, III           2000   2000 - Present       Putnam Management
Senior Vice President                     Prior to Sept. 2000  Berger Associates
                                          Prior to Jan. 1998   Crestone Capital
                                                               Management

----------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
----------------------------------------------------------------------------------
Jeffrey R. Lindsey                 1999   1994 - Present       Putnam Management
Managing Director

Daniel L. Miller                   1994   1993 - Present       Putnam Management
Managing Director

Richard B. Weed                    2001   2000 - Present       Putnam Management
Senior Vice President                     Prior to Dec. 2000   State Street Global
                                                               Advisors

----------------------------------------------------------------------------------
Putnam VT New Value Fund
----------------------------------------------------------------------------------
David L. King                      1996   1983 - Present       Putnam Management
Managing Director

----------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
----------------------------------------------------------------------------------
Steven L. Kirson                   1998   1989 - Present       Putnam Management
Senior Vice President

Michael J. Mufson                  1998   1993 - Present       Putnam Management
Senior Vice President

----------------------------------------------------------------------------------
Putnam VT Research Fund
----------------------------------------------------------------------------------
The Global Equity Research Team
----------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
----------------------------------------------------------------------------------
Edward T. Shadek, Jr.              1999   1997 - Present       Putnam Management
Managing Director                         Prior to Mar. 1997   Newbold's Asset
                                                               Management Co.

Sheldon N. Simon                   2000   1984 - Present       Putnam Management
Senior Vice President

----------------------------------------------------------------------------------
Putnam VT Technology Fund
----------------------------------------------------------------------------------
Saba S. Malak                      2000   1997 - Present       Putnam Management
Senior Vice President                     Prior to Oct. 1997   The Boston
                                                               Consulting Group.

Paul E. Marrkand                   2000   1987 - Present       Putnam Management
Senior Vice President

David J. Santos                    2000   1986 - Present       Putnam Management
Senior Vice President

----------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
----------------------------------------------------------------------------------
Krishna K. Memani                  1999   1998 - Present       Putnam Management
Managing Director                         Prior to Sept. 1998  Morgan Stanley & Co.

Michael R. Yogg                    2000   1997 - Present       Putnam Management
Senior Vice President                     Prior to April 1997  State Street Research

Erin J. Spatz                      2000   1996 - Present       Putnam Management
Senior Vice President                     Prior to May 1996    Pioneer Funds

Kevin M. Divney                    2000   1997 - Present       Putnam Management
Senior Vice President                     Prior to July 1997   Franklin Portfolio

The Credit Team
----------------------------------------------------------------------------------
Putnam VT Vista Fund
----------------------------------------------------------------------------------
Eric M. Wetlaufer                  1997   1997 - Present       Putnam Management
Managing Director                         Prior to Nov. 1997   Cadence Capital
                                                               Management

Margery C. Parker                  1998   1997 - Present       Putnam Management
Senior Vice President                     Prior to Dec. 1997   Keystone Investments

Dana F. Clark                      1999   1987 - Present       Putnam Management
Vice President

----------------------------------------------------------------------------------
Putnam VT Voyager Fund
----------------------------------------------------------------------------------
Roland W. Gillis                   1995   1995 - Present       Putnam Management
Managing Director

Michael P. Stack                   1997   1997 - Present       Putnam Management
Senior Vice President                     Prior to Nov. 1997   Independence Investment
                                                               Associates, Inc.

Paul E. Marrkand                   2000   1987 - Present       Putnam Management
Senior Vice President

Kevin M. Divney                    2000   1997 - Present       Putnam Management
Senior Vice President                     Prior to June 1997   Franklin
Portfolio

James C. Wiess                     2000   2000 - Present       Putnam Management
Senior Vice President                     Prior to April 2000  JP Morgan

----------------------------------------------------------------------------------
Putnam VT Voyager Fund II
----------------------------------------------------------------------------------
Roland W. Gillis                   2000   1995 - Present       Putnam Management
Managing Director

Jeffrey R. Lindsey                 2000   1994 - Present       Putnam Management
Managing Director
----------------------------------------------------------------------------------


How to buy and sell
fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.


Shares are sold or redeemed at the net asset value per share next determined after receipt of an order, except that, in the case of Putnam VT Money Market Fund, purchases will not be affected until the next determination of net asset value after federal funds have been made available to the Trust. Orders for purchases or sales of shares of a fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan


The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management and any applicable limits imposed by the National Association of Securities Dealers, Inc.


How do the funds price
their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund (other than Putnam VT Money Market Fund) values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. Putnam VT Money Market Fund values all of its investments at amortized cost.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments (other than Putnam VT Money Market Fund) occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

Each fund (other than Putnam VT Money Market Fund) will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Putnam VT Money Market Fund will declare a dividend of its net investment income daily and distribute such dividend monthly. Each month's distributions will be paid on the first business day of the next month. Since the net income of Putnam VT Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 immediately after each determination and dividend declaration.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date, except that with respect to Putnam VT Money Market Fund, distributions are reinvested using the net asset value determined on the day following the distribution payment date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.


Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.


In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

A fund's investments in foreign securities may be subject to withholding taxes. In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request. Class IA shares Financial Highlights



CLASS IA SHARES
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

                                  Investment Operations                                        Less Distributions:
                                                                                                                        In Excess
                  Net Asset                  Net Realized                                    In Excess     From Net       of Net
                    Value,        Net        and Unrealized    Total from        From Net      of Net      Realized     Realized
                   Beginning   Investment    Gain (Loss) on    Investment       Investment   Investment     Gain on      Gain on
Year ended        of Period  Income (Loss)    Investments      operations         Income       Income     Investments  Investments
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT American
Government Income
Fund
2000*******         $10.00       $.59(a)(b)        $.62           $1.21           $(.22)         $--        $(.11)         $--
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Asia
Pacific Growth
Fund
2000                $17.29      $(.01)(a)        $(7.41)         $(7.42)          $(.55)         $--        $(.01)         $--
1999                  8.33       (.01) (a)         8.97            8.96              --           --           --           --
1998                  9.20        .08(a)           (.56)           (.48)           (.38)          --           --           --
1997                 11.01        .07             (1.66)          (1.59)           (.22)          --           --           --
1996                 10.23        .05               .88             .93            (.15)          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Capital
Appreciation
Fund
2000*********       $10.00      $(.07)(a)         $(.87)          $(.94)            $--          $--          $--          $--
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Diversified
Income Fund
2000                 $9.92       $.80(a)          $(.78)           $.02           $(.79)         $--          $--          $--
1999                 10.49        .80(a)           (.63)            .17            (.74)          --           --           --
1998                 11.31        .86(a)           (.99)           (.13)           (.48)          --         (.21)          --
1997                 11.27        .82(a)           (.05)            .77            (.63)          --         (.10)          --
1996                 11.03        .80(a)            .11             .91            (.67)          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT The
George Putnam
Fund of Boston
2000                 $9.98       $.19(a)           $.79            $.98             $--          $--          $--          $--
1999                 10.28        .32(a)           (.36)           (.04)           (.23)          --         (.02)          --
1998****             10.00        .18(a)(b)         .19             .37            (.09)          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global
Asset Allocation
Fund
2000                $19.60       $.48(a)         $(1.32)          $(.84)          $(.34)         $--       $(1.76)         $--
1999                 18.94        .41(a)           1.69            2.10            (.38)          --        (1.06)          --
1998                 18.76        .46(a)           2.00            2.46            (.43)          --        (1.85)          --
1997                 17.25        .50              2.63            3.13            (.60)          --        (1.02)          --
1996                 16.15        .43              1.94            2.37            (.44)          --         (.83)          --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global
Growth Fund
2000                $30.49      $(.08)(a)        $(7.36)         $(7.44)          $(.18)         $--       $(4.77)         $--
1999                 20.28       (.02)(a)         12.09           12.07            (.09)          --        (1.77)          --
1998                 18.34        .05(a)           5.01            5.06            (.52)          --        (2.60)          --
1997                 16.88        .13              2.18            2.31            (.41)          --         (.44)          --
1996                 15.18        .17              2.35            2.52            (.25)          --         (.57)          --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth
and Income Fund
2000                $26.80       $.40(a)          $1.49           $1.89           $(.50)         $--       $(2.34)         $--
1999                 28.77        .47(a)           0.01             .48            (.41)          --        (2.04)          --
1998                 28.32        .44(a)           3.77            4.21            (.50)          --        (3.26)          --
1997                 24.56        .48              5.07            5.55            (.52)          --        (1.27)          --
1996                 21.47        .65(a)           3.84            4.49            (.51)          --         (.89)          --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth
Opportunities
Fund
2000*******         $10.00      $(.02)(a)        $(2.18)         $(2.20)            $--          $--          $--          $--
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health
Sciences Fund
2000                $10.50       $.01(a)          $4.10           $4.11             $--          $--          $--          $--
1999                 10.94        .01(a)           (.44)           (.43)           (.01)          --           --           --
1998****             10.00        .01(a)(b)         .94             .95            (.01)          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT High
Yield Fund
2000                $11.09      $1.14(a)         $(1.97)          $(.83)         $(1.28)         $--          $--          $--
1999                 11.70       1.13(a)           (.48)            .65           (1.26)          --           --           --
1998                 13.62       1.31(a)          (1.98)           (.67)          (1.08)          --         (.17)          --
1997                 12.96       1.06               .65            1.71            (.94)          --         (.11)          --
1996                 12.37       1.18(a)            .32            1.50            (.91)          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Income
Fund
2000                $12.52       $.84(a)           $.11            $.95           $(.86)         $--          $--          $--
1999                 13.73        .78(a)          (1.05)           (.27)           (.73)          --         (.21)          --
1998                 13.42        .82(a)            .24            1.06            (.73)        (.02)          --           --
1997                 13.21        .88               .18            1.06            (.85)          --           --           --
1996                 13.74        .81              (.52)            .29            (.82)          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
Growth Fund
2000                $21.66       $.31(a)         $(2.05)         $(1.74)          $(.41)         $--       $(1.79)         $--
1999                 13.52        .08(a)           8.06            8.14              --           --           --           --
1998                 11.43        .11(a)           2.03            2.14            (.04)          --           --           --
1997**               10.00        .05(b)           1.56            1.61            (.05)        (.02)        (.04)        (.06)
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
Growth and
Income Fund
2000                $15.25       $.16(a)           $.05             $21           $(.68)         $--       $(1.50)         $--
1999                 12.24        .21(a)           2.80            3.01              --           --           --           --
1998                 11.53        .23(a)           1.06            1.29            (.11)          --         (.22)        (.19)
1997**               10.00        .07              1.87            1.94            (.08)        (.05)        (.28)          --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
New
Opportunities
Fund
2000                $23.31      $(.11)(a)        $(8.45)         $(8.56)          $(.01)         $--       $(1.03)         $--
1999                 11.49       (.05)(a)         11.88           11.83            (.01)          --           --           --
1998                  9.96       (.04)(a)(b)       1.59            1.55            (.02)          --           --           --
1997**               10.00        .01(b)           (.02)           (.01)           (.01)        (.02)          --           --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Investors Fund
2000                $15.16       $.01(a)         $(2.81)         $(2.80)            $--          $--          $--          $--
1999                 11.65        .01(a)           3.50            3.51              --           --           --           --
1998****             10.00        .02(a)(b)        1.65            1.67            (.01)          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Money
Market Fund
2000                 $1.00     $.0588               $--          $.0588         $(.0588)         $--          $--          $--
1999                  1.00      .0476                --           .0476          (.0476)          --           --           --
1998                  1.00      .0510                --           .0510          (.0510)          --           --           --
1997                  1.00      .0509                --           .0509          (.0509)          --           --           --
1996                  1.00      .0497                --           .0497          (.0497)          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT New
Opportunities
Fund
2000                $43.54      $(.13)(a)       $(10.03)        $(10.16)            $--          $--       $(3.49)         $--
1999                 26.06       (.08)(a)         17.93           17.85              --           --         (.37)          --
1998                 21.23       (.04)             5.19            5.15              --           --         (.32)          --
1997                 17.22         --(e)           4.01            4.01              --           --           --           --
1996                 15.63       (.01)             1.60            1.59              --           --           --           --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT New
Value Fund
2000                $11.86       $.21(a)          $2.27           $2.48           $(.18)         $--        $(.64)         $--
1999                 12.03        .18(a)           (.14)            .04              --(e)        --         (.21)          --
1998                 11.76        .16(a)            .57             .73            (.23)          --         (.23)          --
1997**               10.00        .18(a)           1.58            1.76              --           --           --           --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC &
Emerging Growth
Fund
2000                $22.79      $(.08)(a)       $(11.42)        $(11.50)            $--          $--        $(.23)         $--
1999                 10.09       (.08)(a)(b)      12.84           12.76              --           --         (.06)          --
1998****             10.00       (.01)(a)(b)        .10             .09              --           --           --           --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Research Fund
2000                $14.69       $.07(a)          $(.34)          $(.27)            $--          $--        $(.10)         $--
1999                 11.93        .05(a)(b)        3.20            3.25            (.03)          --         (.46)          --
1998*****            10.00        .02(a)(b)        1.93            1.95            (.01)          --         (.01)          --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small
Cap Value Fund
2000                $10.31       $.07(a)          $2.47           $2.54           $(.04)         $--          $--          $--
1999******           10.00       (.02)(a)           .37             .35              --           --           --        (.03)
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Technology Fund
2000********        $10.00      $(.07)(a)        $(2.95)         $(3.02)            $--          $--          $--          $--
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Utilities Growth
and Income Fund
2000                $16.97       $.49(a)          $2.25           $2.74           $(.57)         $--       $(1.01)         $--
1999                 18.19        .52(a)           (.72)           (.20)           (.50)          --         (.52)          --
1998                 17.14        .54(a)           1.90            2.44            (.51)          --         (.88)          --
1997                 14.80        .53              3.11            3.64            (.55)          --         (.75)          --
1996                 13.28        .54              1.49            2.03            (.51)          --           --           --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista
Fund
2000                $20.68      $(.05)(a)         $(.73)          $(.78)            $--          $--        $(.25)         $--
1999                 14.72       (.05)(a)          7.64            7.59              --           --        (1.63)          --
1998                 12.32       (.02)(a)          2.42            2.40              --           --           --           --
1997**               10.00         --(e)           2.32            2.32              --(e)        --           --           --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Voyager Fund
2000                $66.25       $.04(a)         $(8.96)         $(8.92)          $(.02)         $--       $(8.49)         $--
1999                 45.85        .03(a)          24.59           24.62            (.05)          --        (4.17)          --
1998                 39.08        .05(a)           9.26            9.31            (.10)          --        (2.44)          --
1997                 32.53        .10              8.01            8.11            (.07)          --        (1.49)          --
1996                 30.50        .09              3.75            3.84            (.13)          --        (1.68)          --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Voyager Fund II
2000*********       $10.00      $(.05)(a)        $(2.77)         $(2.82)            $--          $--          $--          $--
----------------------------------------------------------------------------------------------------------------------------------

                                                                 Total                                     Ratio of Net
                                                               Investment                     Ratio of      Investment
                     From                     Net Asset       Return at     Net Assets      Expenses to   Income(Loss)
                  Return of    Total         Value, End       Net Asset   End of Period     Average Net   to Average   Portfolio
Year ended         Capital  Distributions    of Period       Value(%)(c)  (in thousands)   Assets(%)(d)  Net Assets(%) Turnover(%)
----------------------------------------------------------------------------------------------------------------------------------
Putnam American
Government
Income Fund
2000*******            $--      $(.33)           $10.88           12.11*        $17,992          .82(b)      5.20(b)*   336.72
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Asia
Pacific Growth
Fund
2000                  $ --      $(.56)            $9.31          (44.21)       $105,373         1.07         (.10)      149.46
1999                    --         --             17.29          107.56         250,986         1.13         (.09)      145.51
1998                  (.01)      (.39)             8.33           (5.48)         90,667         1.12         1.01       136.49
1997                    --       (.22)             9.20          (14.66)        112,902         1.07          .70       102.92
1996                    --       (.15)            11.01            9.10         130,548         1.23          .84        66.10
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Capital
Appreciation Fund
2000*********          $--        $--             $9.06           (9.40)*****    $2,258         1.18*        (.72)*      89.87*
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Diversified
Income Fund
2000                   $--      $(.79)            $9.15            0.19        $537,743          .78         8.62       169.27
1999                    --       (.74)             9.92            1.66         623,737          .78         7.86       117.02
1998                    --       (.69)            10.49           (1.37)        669,053          .78         7.94       186.80
1997                    --       (.73)            11.31            7.38         608,148          .80         7.43       282.56
1996                    --       (.67)            11.27            8.81         494,811          .83         7.45       235.53
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT The
George Putnam
Fund of Boston
2000                   $--        $--            $10.96            9.82        $305,564          .76         3.44       154.53
1999                 (.01)       (.26)             9.98           (0.36)        276,553          .83         3.04       173.41
1998****                --       (.09)            10.28            3.69*        113,202          .57(b)*     1.84(b)*    99.85*
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global
Asset Allocation
Fund
2000                   $--     $(2.10)           $16.66           (4.87)       $815,135          .79         2.73       159.03
1999                    --      (1.44)            19.60           11.85       1,001,087          .77         2.22       149.82
1998                    --      (2.28)            18.94           13.47       1,020,354          .78         2.54       133.80
1997                    --      (1.62)            18.76           19.67         956,532          .77         3.01       181.05
1996                    --      (1.27)            17.25           15.62         747,734          .83         3.08       165.03
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global
Growth Fund
2000                   $--     $(4.95)           $18.10          (29.64)     $2,018,743          .76         (.32)      170.41
1999                    --      (1.86)            30.49           65.00       3,090,073          .73         (.09)      154.88
1998                    --      (3.12)            20.28           29.71       1,987,094          .72          .26       164.56
1997                    --       (.85)            18.34           14.33       1,611,503          .75          .77       158.37
1996                    --       (.82)            16.88           17.20       1,344,887          .76         1.25        79.18
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth
and Income Fund
2000                   $--     $(2.84)           $25.85            8.11      $8,675,872          .50         1.63        55.04
1999                    --      (2.45)            26.80            1.59       9,567,077          .50         1.66        53.68
1998                    --      (3.76)            28.77           15.42       9,948,386          .50         1.59        63.62
1997                    --      (1.79)            28.32           24.15       8,337,334          .51         2.08        64.96
1996                    --      (1.40)            24.56           21.92       5,679,100          .54         2.90        39.57
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth
Opportunities
Fund
2000*******            $--         $--            $7.80          (22.00)*       $77,022          .80*        (.23)*      57.60*
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health
Sciences Fund
2000                   $--         $--           $14.61           39.14        $497,695          .79          .06        49.10
1999                    --       (.01)            10.50           (3.93)        218,848          .83          .14        82.45
1998****                --(e)    (.01)            10.94            9.51*        134,436          .61(b)*      .14(b)*    39.68*
----------------------------------------------------------------------------------------------------------------------------------
Putnam High
Yield Fund
2000                   $--     $(1.28)            $8.98           (8.45)       $709,534          .74        11.46        69.05
1999                    --      (1.26)            11.09            5.92         964,590          .72        10.18        52.96
1998                    --      (1.25)            11.70           (5.86)      1,032,892          .71        10.31        52.00
1997                    --      (1.05)            13.62           14.34       1,025,298          .72         9.26        84.61
1996                    --       (.91)            12.96           12.81         769,918          .76         9.57        62.72
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Income
Fund
2000                   $--      $(.86)           $12.61            8.01        $806,452          .67         6.94       238.00
1999                    --       (.94)            12.52           (2.07)        935,800          .67         6.07       220.90
1998                    --       (.75)            13.73            8.25       1,000,161          .67         6.13       233.04
1997                    --       (.85)            13.42            8.64         789,540          .69         6.58       194.29
1996                    --       (.82)            13.21            2.42         778,924          .69         6.48       142.49
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
Growth Fund
2000                   $--     $(2.20)           $17.72           (9.48)       $696,527          .94         1.62        78.84
1999                    --          --            21.66           60.21         627,368         1.02          .51       107.38
1998                  (.01)      (.05)            13.52           18.69         317,602         1.07          .84        98.31
1997**                (.01)      (.18)            11.43           16.13         150,884         1.20(b)       .79(b)     75.18
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
Growth and
Income Fund
2000                   $--     $(2.18)           $13.28            1.36        $393,973          .97         1.15        82.02
1999                    --         --             15.25           24.59         387,504          .98         1.50        92.27
1998                  (.06)      (.58)            12.24           11.28         305,047          .99         1.86        62.61
1997**                  --       (.41)            11.53           19.43         206,598         1.12         1.11        53.20
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
New
Opportunities
Fund
2000                   $--(e)  $(1.04)           $13.71          (38.56)       $255,447         1.21         (.57)      189.71
1999                    --       (.01)            23.31          102.96         330,982         1.41         (.36)      196.53
1998                    --       (.02)            11.49           15.58         135,451         1.60(b)      (.36)(b)   157.72
1997**                  --       (.03)             9.96            (.10)        107,000         1.60(b)       .09(b)    131.89
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Investors Fund
2000                   $--        $--            $12.36          (18.47)       $905,213          .65          .08        76.32
1999                    --         --             15.16           30.13         867,151          .71          .05        65.59
1998****              (.01)      (.02)            11.65           16.66*        243,296          .57(b)*      .l9(b)*    42.97*
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Money
Market Fund
2000                   $--    $(.0588)            $1.00            6.03        $637,405          .50         5.87           --
1999                    --     (.0476)             1.00            4.86         823,013          .49         4.77           --
1998                    --     (.0510)             1.00            5.19         595,158          .53         5.04           --
1997                    --     (.0509)             1.00            5.22         405,577          .54         5.10           --
1996                    --     (.0497)             1.00            5.08         437,132          .53         4.93           --
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT New
Opportunities
Fund
2000                   $--     $(3.49)           $29.89          (26.09)     $4,992,696          .57         (.31)       53.64
1999                    --       (.37)            43.54           69.35       6,432,227          .59         (.28)       71.14
1998                    --       (.32)            26.06           24.38       3,586,225          .61         (.16)       59.75
1997                    --         --             21.23           23.29       2,590,244          .63         (.01)       71.78
1996                    --         --             17.22           10.17       1,674,197          .72         (.13)       57.94
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT New
Value Fund
2000                   $--      $(.82)           $13.52           22.59        $302,930          .79         1.75        83.62
1999                    --       (.21)            11.86             .27         249,092          .80         1.40        98.21
1998                    --       (.46)            12.03            6.26         255,754          .81         1.34       130.96
1997**                  --         --             11.76           17.60         195,391          .85         1.59        64.15
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC &
Emerging Growth
Fund
2000                   $--(e)   $(.23)           $11.06          (51.03)       $217,797          .81         (.42)       88.63
1999                    --       (.06)            22.79          126.52         207,003          .90(b)      (.55)(b)   127.98
1998****                --(e)      --             10.09             .94*         28,059          .60(b)*     (.16)(b)*   59.93*
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Research Fund
2000                   $--      $(.10)           $14.32           (1.84)       $222,579          .78          .47       161.52
1999                    --       (.49)            14.69           27.58         134,115          .85(b)       .34(b)    169.16
1998*****               --       (.02)            11.93           19.51*         22,626          .22(b)*      .19(b)*    19.76*
----------------------------------------------------------------------------------------------------------------------------------
Putnam Small Cap
Value Fund
2000                   $--      $(.04)           $12.81           24.62         $59,483         1.10          .59        34.05
1999******            (.01)      (.04)            10.31            3.47*         12,298         1.29*        (.24)*      48.24*
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Technology Fund
2000********           $--        $--             $6.98          (30.20)        $16,743         1.04*        (.78)*     150.70*
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Utilities Growth
and Income Fund
2000                   $--     $(1.58)           $18.13           17.61        $958,078          .72         2.94        28.88
1999                    --      (1.02)            16.97            (.66)        945,581          .71         3.02        26.16
1998                    --      (1.39)            18.19           14.92       1,015,327          .72         3.19        24.77
1997                    --      (1.30)            17.14           27.10         822,257          .74         3.63        42.46
1996                    --       (.51)            14.80           15.80         657,429          .73         4.22        61.94
----------------------------------------------------------------------------------------------------------------------------------
Putnam Vista Fund
2000                   $--      $(.25)           $19.65           (3.98)       $767,550          .67         (.22)      104.60
1999                    --      (1.63)            20.68           52.90         542,491          .75         (.29)      133.32
1998                    --         --             14.72           19.48         311,612          .77         (.12)      116.48
1997**                  --(e)      --             12.32           23.21         170,660          .87           --        75.43
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Voyager Fund
2000                   $--     $(8.51)           $48.82          (16.41)     $7,326,157          .56          .07        92.54
1999                    --      (4.22)            66.25           58.22       9,130,197          .57          .05        85.13
1998                    --      (2.54)            45.85           24.36       5,803,073          .58          .14        62.99
1997                    --      (1.56)            39.08           26.51       4,538,535          .59          .30        82.00
1996                    --      (1.81)            32.53           12.97       3,281,490          .63          .36        63.87
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Voyager Fund II
2000*********          $--        $--             $7.18          (28.20)*        $3,174          .85*        (.67)*      28.20*
----------------------------------------------------------------------------------------------------------------------------------

        * Not annualized.
       ** For the period January 2, 1997 (commencement of operations) to December 31, 1997.
      *** For the period April 6, 1998 (commencement of operations) to December 31, 1998.
     **** For the period April 30, 1998 (commencement of operations) to December 31, 1998.
    ***** For the period September 30, 1998 (commencement of operations) to December 31, 1998.
   ****** For the period April 30, 1999 (commencement of operations) to December 31, 1999.
  ******* For the period February 1, 2000 (commencement of operations) to December 31, 2000.
 ******** For the period June 14, 2000 (commencement of operations) to December 31, 2000.
********* For the period September 29, 2000 (commencement of operations) to December 31, 2000.

        a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

        b Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the following funds reflect a reduction of approximately the amounts per share noted for the following periods ended:

                                                                    12/31/00   12/31/99   12/31/98   12/31/97
                                                                    -----------------------------------------

           Putnam VT American Government Income Fund Class IA         0.02
           Putnam VT The George Putnam Fund of Boston Class IA                               0.03
           Putnam VT Health Sciences Fund Class IA                                           0.01
           Putnam VT International Growth Fund Class IA                                                0.01
           Putnam VT International New Opportunities Fund Class IA                      less than .01  0.02
           Putnam VT Investors Fund Class IA                                            less than .01
           Putnam VT OTC & Emerging Growth Fund Class IA                         0.02        0.06
           Putnam VT Research Fund Class IA                                      0.01        0.03

        c Total return assumes dividend reinvestment.

        d Includes amounts paid through expense offset and brokerage service arrangements.

        e Net investment income, distributions from net investment income and returns of capital were less than $0.01 per share.




CLASS IB SHARES
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

                                   Investment Operations                              Less Distributions:

                    Net Asset                 Net Realized                           From net  In excess of
                     Value,        Net       and Unrealized  Total from   From net   Realized  Net Realized     From
                   Beginning   Investment    Gain (Loss) on  Investment  Investment   Gain on    Gain on     Return of
Year ended        of Period   Income (Loss)   Investments    operations    Income   Investments   Income      Capital
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
American
Government
Income Fund
2000*******         $10.00       $.54(a)(b)       $.66          $1.20       $(.22)     $(.11)        $--         $--
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Asia
Pacific Growth
Fund
2000                $17.25      $(.02)(a)       $(7.41)        $(7.43)      $(.54)     $(.01)        $--         $--
1999                  8.33       (.08)(a)         9.00           8.92          --         --          --          --
1998****              8.57       (.01)(a)         (.23)          (.24)         --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
Capital
Appreciation Fund
2000**********      $10.00      $(.05)(a)        $(.89)         $(.94)        $--        $--         $--         $--
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
Diversified
Income Fund
2000                 $9.90       $.78(a)         $(.78)          $.00       $(.79)       $--         $--         $--
1999                 10.47        .78(a)          (.62)           .16        (.73)        --          --          --
1998***              10.95        .62(a)         (1.10)          (.48)         --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
Putnam VT The
George Putnam
Fund of Boston
2000                 $9.98       $.18(a)          $.78           $.96         $--        $--         $--         $--
1999                 10.28        .30(a)          (.34)          (.04)       (.23)      (.02)         --        (.01)
1998****             10.00        .17(a)(b)        .20            .37        (.09)        --          --          --
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Global
Asset Allocation
Fund
2000                $19.60       $.45(a)        $(1.29)         $(.84)      $(.33)    $(1.76)        $--         $--
1999                 18.95        .39(a)          1.69           2.08        (.37)     (1.06)         --          --
1998****             18.16        .33(a)           .46            .79          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Global
Growth Fund
2000                $30.41      $(.10)(a)       $(7.34)        $(7.44)      $(.18)    $(4.77)        $--         $--
1999                 20.28       (.10)(a)        12.08          11.98        (.08)     (1.77)         --          --
1998****             18.03       (.05)(a)         2.30           2.25          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth
and Income Fund
2000                $26.75       $.36(a)         $1.48          $1.84       $(.49)    $(2.34)        $--         $--
1999                 28.75        .41(a)           .04            .45        (.41)     (2.04)         --          --
1998***              28.02        .26(a)           .47            .73          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth
Opportunities
Fund
2000*******         $10.00      $(.04)(a)       $(2.17)        $(2.21)        $--        $--         $--         $--
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Health
Sciences Fund
2000                $10.50      $(.01)(a)        $4.09          $4.08         $--        $--         $--         $--
1999                 10.93         --(a)          (.43)          (.43)         --(e)      --          --          --
1998****             10.00       (.01)(a)(b)       .95            .94        (.01)        --          --          --(e)
-------------------------------------------------------------------------------------------------------------------------
Putnam VT High
Yield Fund
2000                $11.08      $1.13(a)        $(1.97)         $(.84)     $(1.27)       $--         $--         $--
1999                 11.70       1.11(a)          (.47)           .64       (1.26)        --          --          --
1998****             12.99        .79(a)         (2.08)         (1.29)         --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Income
Fund
2000                $12.51       $.81(a)          $.11           $.92       $(.85)       $--         $--         $--
1999                 13.73        .76(a)         (1.04)          (.28)       (.73)      (.21)         --          --
1998****             12.88        .50(a)           .35            .85          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
Growth Fund
2000                $21.63       $.21(a)        $(1.97)        $(1.76)      $(.41)    $(1.79)        $--         $--
1999                 13.51        .05(a)          8.07           8.12          --         --          --          --
1998****             13.44       (.04)(a)          .15            .11        (.03)        --          --        (.01)
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
Growth and
Income Fund
2000                $15.22       $.13(a)          $.08           $.21       $(.68)    $(1.50)        $--         $--
1999                 12.24        .15(a)          2.83           2.98          --         --          --          --
1998***              13.36       (.01)(a)         (.57)          (.58)       (.11)      (.19)       (.18)       (.06)
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
New
Opportunities
Fund
2000                $23.28      $(.13)(a)       $(8.44)        $(8.57)      $(.01)    $(1.03)        $--         $--(e)
1999                 11.48       (.16)(a)        11.96          11.80          --(e)      --          --          --
1998****             11.39       (.05)(a)(b)       .14            .09          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
Investors Fund
2000                $15.13      $(.01)(a)       $(2.81)        $(2.82)        $--        $--         $--         $--
1999                 11.64       (.01)(a)         3.50           3.49          --         --          --          --
1998****             10.00        .01(a)(b)       1.64           1.65        (.01)        --          --          --(e)
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Money
Market Fund
2000                 $1.00     $.0566              $--         $.0566     $(.0566)       $--         $--         $--
1999                  1.00      .0460               --          .0460      (.0460)        --          --          --
1998****              1.00      .0338(a)            --          .0338      (.0338)        --          --          --
-------------------------------------------------------------------------------------------------------------------------
Putnam VT New
Opportunities
Fund
2000                $43.44      $(.18)(a)      $(10.00)       $(10.18)        $--     $(3.49)        $--         $--
1999                 26.04       (.15)(a)        17.92          17.77          --       (.37)         --          --
1998****             23.94       (.05)(a)         2.15           2.10          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
Putnam VT New
Value Fund
2000                $11.85       $.20(a)         $2.26          $2.46       $(.18)     $(.64)        $--         $--
1999                 12.02        .17(a)          (.13)           .04          --       (.21)         --          --
1998****             11.91        .13(a)           .13            .26        (.13)      (.02)         --          --(e)
-------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC &
Emerging Growth
Fund
2000                $22.76      $(.10)(a)      $(11.40)       $(11.50)        $--      $(.23)        $--         $--(e)
1999                 10.08       (.10)(a)(b)     12.84          12.74          --       (.06)         --          --
1998****             10.00       .(03)(a)(b)       .11            .08          --         --          --          --(e)
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
Research Fund
2000                $14.67       $.05(a)         $(.34)         $(.29)        $--      $(.10)        $--         $--
1999                 11.90        .02(a)(b)       3.23           3.25        (.02)      (.46)         --          --
1998*****            10.00        .02(a)(b)       1.90           1.92        (.01)      (.01)         --          --
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Small
Cap Value Fund
2000                $10.30       $.05(a)         $2.47          $2.52       $(.03)       $--         $--         $--
1999******           10.00       (.03)(a)          .37            .34          --         --        (.03)       (.01)
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
Technology Fund
2000********        $10.00      $(.07)(a)       $(2.96)        $(3.03)        $--        $--         $--         $--
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
Utilities Growth
and Income Fund
2000                $16.95        .45(a)         $2.26          $2.71       $(.56)    $(1.01)        $--         $--
1999                 18.19        .47(a)          (.69)          (.22)       (.50)      (.52)         --          --
1998****             16.19        .29(a)          1.71           2.00          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista
Fund
2000                $20.65      $(.08)(a)        $(.72)         $(.80)        $--      $(.25)        $--         $--
1999                 14.73       (.07)(a)         7.62           7.55          --      (1.63)         --          --
1998****             13.76       (.02)(a)          .99            .97          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
Voyager Fund
2000                $66.11       $.01(a)        $(8.99)        $(8.98)        $--(e)  $(8.49)        $--         $--
1999                 45.81       (.10)(a)        24.62          24.52        (.05)      4.17          --          --
1998****             41.55       (.01)(a)         4.27           4.26          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
Voyager Fund II
2000*********       $10.00      $(.07)(a)       $(2.75)        $(2.82)        $--        $--         $--         $--
-------------------------------------------------------------------------------------------------------------------------

                                                 Total                                    Ratio of Net
                                               Investment                      Ratio of    Investment
                                Net Asset       Return at      Net Assets    Expenses to  Income (Loss)
                      Total     Value, End      Net Asset    End of Period   Average Net   to Average    Portfolio
Year ended       Distributions  of Period      Value(%)(c)  (in thousands)  Assets(%)(d)  Net Assets(%)  Turnover (%)
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
American
Government
Income Fund
2000*******          $(.33)    $10.87            11.98*        $7,690         .95(b)*      5.21(b)*      336.72*
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Asia
Pacific Growth
Fund
2000                 $(.55)     $9.27           (44.34)        $6,919        1.22          (.19)         149.46
1999                    --      17.25           107.08          6,866        1.28          (.64)         145.51
1998****                --       8.33            (2.80)*          111         .85*         (.10)*        136.49
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
Capital
Appreciation Fund
2000**********         $--      $9.06            (9.40)*         $989        1.22*         (.66)*         89.87*
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
Diversified
Income Fund
2000                 $(.79)     $9.11            (0.07)       $68,832         .93          8.45          169.27
1999                  (.73)      9.90             1.65         23,182         .93          7.67          117.02
1998***                 --      10.47            (4.38)*        1,963         .69*         5.74*         186.80
-------------------------------------------------------------------------------------------------------------------------
Putnam VT The
George Putnam
Fund of Boston
2000                   $--     $10.94             9.62        $94,236         .91          3.27          154.53
1999                  (.26)      9.98             (.41)        38,566         .98          3.00          173.41
1998****              (.09)     10.28             3.69*         1,924         .67(b)*      1.74(b)*       99.85*
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Global
Asset Allocation
Fund
2000                $(2.09)    $16.67            (4.87)       $18,984         .94          2.60          159.03
1999                 (1.43)     19.60            11.76          6,617         .92          2.15          149.82
1998****                --      18.95             4.35*         1,319         .63*         1.82*         133.80
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Global
Growth Fund
2000                $(4.95)    $18.02           (29.75)      $103,129         .91          (.43)         170.41
1999                 (1.85)     30.41            64.56         28,909         .88          (.43)         154.88
1998****                --      20.28            12.48*           823         .59*         (.34)*        164.56
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth
and Income Fund
2000                $(2.83)    $25.76             7.92       $513,216         .65          1.47           55.04
1999                 (2.45)     26.75             1.47        162,112         .65          1.55           53.68
1998***                 --      28.75             2.61*         7,583         .49*         1.20*          63.62
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth
Opportunities
Fund
2000*******            $--      $7.79           (22.10)*      $41,072         .94*         (.39)*         57.60*
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Health
Sciences Fund
2000                   $--     $14.58            38.86       $107,991         .94          (.10)          49.10
1999                    --(e)   10.50            (3.90)        20,162         .98          (.01)          82.45
1998****              (.01)     10.93             9.40*         2,129         .71(b)*      (.11)(b)*      39.68*
-------------------------------------------------------------------------------------------------------------------------
Putnam VT High
Yield Fund
2000                $(1.27)     $8.97            (8.51)       $38,039         .89         11.61           69.05
1999                 (1.26)     11.08             5.81         17,646         .87         10.01           52.96
1998****                --      11.70            (9.93)*        1,840         .58*         7.63*          52.00
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Income
Fund
2000                 $(.85)    $12.58             7.79        $55,669         .82          6.74          238.00
1999                  (.94)     12.51            (2.16)        18,116         .82          6.14          220.90
1998****                --      13.73             6.60*         2,288         .56*         4.03*         233.04
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
Growth Fund
2000                $(2.20)    $17.67            (9.61)      $197,754        1.09          1.13           78.84
1999                    --      21.63            60.10         40,448         1.17          .31          107.38
1998****              (.04)     13.51              .81*         1,234         .83*         (.29)*         98.31
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
Growth and
Income Fund
2000                $(2.18)    $13.25             1.33        $36,934        1.12           .97           82.02
1999                    --      15.22            24.35         10,652        1.13          1.08           92.27
1998***               (.54)     12.24            (4.24)*          926         .84(b)*      (.07)(b)*      62.61
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
New
Opportunities
Fund
2000                $(1.04)    $13.67           (38.67)      $184,660        1.36          (.74)         189.71
1999                    --(e)   23.28           102.80         33,554        1.56          (.97)         196.53
1998****                --      11.48              .79*            85        1.18(b)*      (.44)(b)*     157.72
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
Investors Fund
2000                   $--     $12.31           (18.64)      $279,598         .80          (.06)          76.32
1999                    --      15.13            29.98        101,795         .86          (.11)          65.59
1998****              (.01)     11.64            16.54*         2,619         .67(b)*       .03(b)*       42.97*
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Money
Market Fund
2000               $(0.566)      1.00             5.82       $101,820         .65          5.81              --
1999                (.0460)      1.00             4.66         41,516         .64          4.61              --
1998****            (.0338)      1.00             3.42*        13,188         .46*         3.18*             --
-------------------------------------------------------------------------------------------------------------------------
Putnam VT New
Opportunities
Fund
2000                $(3.49)    $29.77           (26.20)      $231,779         .72          (.45)          53.64
1999                  (.37)     43.44            69.10         62,977         .74          (.47)          71.14
1998****                --      26.04             8.77*         1,359         .51*         (.25)*         59.75
-------------------------------------------------------------------------------------------------------------------------
Putnam VT New
Value Fund
2000                 $(.82)    $13.49            22.37        $30,806         .94          1.65           83.62
1999                  (.21)     11.85              .26          9,541         .95          1.43           98.21
1998****              (.15)     12.02             2.28*           414         .65*         1.26*         130.96
-------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC &
Emerging Growth
Fund
2000                 $(.23)    $11.03           (51.09)       $74,367         .96          (.59)          88.63
1999                  (.06)     22.76           126.45         24,432        1.05(b)       (.68)(b)      127.98
1998****                --      10.08              .82*           541         .71(b)*      (.42)(b)*      59.93*
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
Research Fund
2000                 $(.10)    $14.28            (1.98)       $88,834         .93           .35          161.52
1999                  (.48)     14.67            27.69         26,210        1.00(b)        .13(b)       169.16
1998*****             (.02)     11.90            19.19*           255         .25(b)*       .15(b)*       19.76*
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Small
Cap Value Fund
2000                 $(.03)    $12.79            24.44        $30.586        1.25           .44           34.05
1999******            (.04)     10.30             3.37*         6,384        1.39*         (.31)*         48.24*
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
Technology Fund
2000********           $--      $6.97           (30.30)*      $12,473        1.12*         (.89)*        150.70*
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
Utilities Growth
and Income Fund
2000                $(1.57)    $18.09            17.45        $48,543         .87          2.68           28.88
1999                 (1.02)     16.95            (0.79)        11,337         .86          2.77           26.16
1998****                --      18.19            12.35*         1,799         .59*         1.98*          24.77
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista
Fund
2000                 $(.25)    $19.60            (4.09)      $297,024         .82          (.36)         104.60
1999                 (1.63)     20.65            52.59         37,506         .90          (.42)         133.32
1998****                --      14.73             7.05*           851         .62*         (.18)*        116.48
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
Voyager Fund
2000                $(8.49)    $48.64           (16.54)      $485,116         .71           .02           92.54
1999                 (4.22)     66.11            58.01        155,889         .72          (.21)          85.13
1998****                --      45.81            10.25*         4,332         .49*         (.04)*         62.99
-------------------------------------------------------------------------------------------------------------------------
Putnam VT
Voyager Fund II
2000*********          $--      $7.18           (28.20)*       $1,921         .89*         (.67)*         28.20*
-------------------------------------------------------------------------------------------------------------------------

        * Not annualized.
       ** For the period January 2, 1997 (commencement of operations) to December 31, 1997.
      *** For the period April 6, 1998 (commencement of operations) to December 31, 1998.
     **** For the period April 30, 1998 (commencement of operations) to December 31, 1998.
    ***** For the period September 30, 1998 (commencement of operations) to December 31, 1998.
   ****** For the period April 30, 1999 (commencement of operations) to December 31, 1999.
  ******* For the period February 1, 2000 (commencement of operations) to December 31, 2000.
 ******** For the period June 14, 2000 (commencement of operations) to December 31, 2000.
********* For the period September 29, 2000 (commencement of operations) to December 31, 2000.
        a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
        b Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the following funds reflect a reduction of approximately the amounts per share noted for the following periods ended:


                                                                   12/31/00   12/31/99   12/31/98   12/31/97
                                                                   -----------------------------------------
           Putnam VT American Government Income Fund Class IB       0.02
           Putnam VT The George Putnam Fund of Boston Class IB                           0.03
           Putnam VT Health Sciences Fund Class IB                                       0.01
           Putnam VT International New Opportunities Fund Class IB                  less than .01
           Putnam VT Investors Fund Class IB                                        less than .01
           Putnam VT OTC & Emerging Growth Fund Class IB                       0.02      0.05
           Putnam VT Research Fund Class IB                                    0.01      0.03

        c Total return assumes dividend reinvestment.
        d Includes amounts paid through expense offset and brokerage service arrangements.
        e Net investment income, distributions from net investment income and returns of capital were less than $0.01 per share.


For more information about
the funds of Putnam
Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.

[LOGO OMITTED: PUTNAM INVESTMENTS]

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 989
Boston, Massachusetts 02103

www.putnaminvestments.com

File No. 811--5346






Prospectus


April 30, 2001

Putnam Variable Trust
Class IA Shares

Growth Funds
Putnam VT Asia Pacific Growth Fund

Putnam VT Capital Appreciation Fund
Putnam VT Global Growth Fund

Putnam VT Growth Opportunities Fund
Putnam VT Health Sciences Fund
Putnam VT International Growth Fund

Putnam VT International New Opportunities
Fund
Putnam VT Investors Fund
Putnam VT New Opportunities Fund

Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Technology Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Voyager Fund II

Asset Allocation Fund
Putnam VT Global Asset Allocation Fund

Growth and Income Funds
Putnam VT The George Putnam Fund of
Boston
Putnam VT Growth and Income Fund
Putnam VT International Growth and
Income Fund
Putnam VT New Value Fund
Putnam VT Small Cap Value Fund
Putnam VT Utilities Growth and
Income Fund

Income Funds
Putnam VT American Government
Income Fund
Putnam VT Diversified Income Fund
Putnam VT High Yield Fund
Putnam VT Income Fund

Money Market Fund
Putnam VT Money Market Fund



This prospectus explains what you should know about the funds in Putnam Variable Trust, which are available for purchase by separate accounts of insurance companies.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summaries (including Goal, Main investment strategies, Main risks and Performance Information)

20  What are the funds' main investment strategies and related risks?

24  Who manages the funds?

27  How to buy and sell fund shares

27  How do the funds price their shares?

28  Fund distributions and taxes

29  Financial highlights

[SCALE LOGO OMITTED]


Fund summaries

The following summaries identify each fund's goal, main investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of the fund's class IA shares. A table following each chart compares the fund's performance to that of broad measures of market performance. Of course, a fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in any of the funds. A fund may not achieve its goal, and none of the funds is intended as a complete investment program. An investment in any fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Putnam VT Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in that fund.

PUTNAM VT AMERICAN GOVERNMENT  INCOME FUND

GOAL

The fund seeks high current income with preservation of capital as its secondary objective.

MAIN INVESTMENT STRATEGIES -- U.S. GOVERNMENT BONDS

We invest mainly in bonds that

* are obligations of the U.S. government, its agencies and instrumentalities,

* are backed by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds, or by the credit of a federal agency or government sponsored entity, such as Fannie Mae mortgage-backed bonds, and

* have intermediate to long-term maturities (three years or longer).

We may also invest in mortgage-backed investments of private issuers rated AAA or its equivalent, at the time of purchase, by a nationally recognized securities rating agency, or if unrated, that we determine to be of comparable quality.

Under normal market conditions, we invest at least 65% of the fund's total assets in U.S. government securities. We may invest up to 35% of its total assets in mortgage-backed securities that are privately issued and not supported by the credit of any government agency or instrumentality.

MAIN RISKS

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. This credit risk is higher for debt that is not backed by the full faith and credit of the U.S. government.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.


PUTNAM VT ASIA PACIFIC GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- ASIAN AND PACIFIC BASIN STOCKS

We invest mainly in common stocks of Asian or Pacific Basin companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

Under normal market conditions, we invest at least 85% of the fund's total assets in Asian or Pacific Basin companies. To determine whether a company is Asian or Pacific Basin, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits. Asian and Pacific Basin countries may include, for example, Australia, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, Taiwan and Thailand.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risks of investing mostly in one geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting Asian and Pacific Basin investments is significantly greater than it would be for a more geographically diversified fund, which may result in greater losses and volatility.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1996         9.10%
1997       -14.66%
1998        -5.48%
1999       107.56%

2000       -44.21%

Year-to-date performance through 3/31/2001 was -11.88%. During the periods shown in the bar chart, the highest return for a quarter was 41.72% (quarter ending 12/31/99) and the lowest return for a quarter was -17.10% (quarter ending 12/31/00).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                  Past        Past    inception
                                 1 year     5 years    (5/1/95)
-------------------------------------------------------------------------------
Class IA                         -44.21%      0.38%      0.74%
MSCI Pacific Index               -25.78%     -3.97%     -3.48%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1995. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) Pacific Index, an unmanaged index of equity securities issued by companies located in one of five Asian countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia, with all values expressed in U.S. dollars.


PUTNAM VT CAPITAL  APPRECIATION FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We may invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT DIVERSIFIED INCOME FUND

GOAL

The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS


We invest mostly in bonds that

* are obligations of corporations and governments worldwide,

* are either investment-grade or below investment-grade (high yield or junk bonds) and

* have intermediate to long-term maturities (three years or longer).

Under normal market conditions, we invest 15% - 65% of the fund's net assets in each of these three sectors:


* U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. corporations.

* High yield sector: lower-rated bonds of U.S. corporations.

* International sector: bonds of foreign governments and corporations, including both investment-grade and lower-rated securities.

MAIN RISKS


* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. Because the fund invests significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments in which the fund may invest may increase in value less when interest rates decline, and decline in value more when interest rates rise.


* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments in foreign markets. These risks are increased for investments in emerging markets.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1994      -4.23%
1995      19.13%
1996       8.81%
1997       7.38%
1998      -1.37%
1999       1.66%

2000       0.19%

Year-to-date performance through 3/31/2001 was 2.52%. During the periods shown in the bar chart, the highest return for a quarter was 5.93% (quarter ending 6/30/95) and the lowest return for a quarter was -4.94% (quarter ending 9/30/98).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                          Since
                                   Past       Past      inception
                                  1 year     5 years    (9/15/93)
-------------------------------------------------------------------------------
Class IA                           0.19%      3.26%       4.41%
Lehman Brothers Aggregate
Bond Index                        11.63%      6.45%       6.45%
Salomon Brothers Non-U.S.
World Government Bond Index       -2.63%      1.64%      -1.21%
Credit Suisse First Boston
High Yield Bond Index             -5.21%      4.51%       5.88%
-------------------------------------------------------------------------------

The fund's performance is compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index that is frequently used as a broad market measure for U.S denominated investment-grade fixed-income securities; the Salomon Brothers Non-U.S. World Government Bond Index, an unmanaged index of bonds issued by ten countries, excluding the United States; and the Credit Suisse First Boston High Yield Bond Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds.


PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON

GOAL

The fund seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS AND BONDS


We invest mainly in a combination of bonds and U.S. value stocks, with a greater focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). We invest mainly in large companies.

Under normal market conditions, we invest at least 25% of the fund's total assets in fixed-income securities, including debt securities, preferred stocks, and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk that prices of bonds we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that issuers of bonds we buy will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999       -0.36%

2000        9.82%

Year-to-date performance through 3/31/2001 was -1.80%. During the periods shown in the bar chart, the highest return for a quarter was 5.25% (quarter ending 9/30/00) and the lowest return for a quarter was -6.80% (quarter ending 9/30/99).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                         Since
                                              Past     inception
                                             1 year    (4/30/98)
-------------------------------------------------------------------------------
Class IA                                      9.82%      4.84%
S&P 500 Index                                -9.10%      8.03%
Lehman Brothers Government/
Corporate Bond Index                         11.84%      6.19%
-------------------------------------------------------------------------------


The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended July 31, 1999. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to the Lehman Brothers Government/Corporate Bond Index, an unmanaged index of publicly issued U.S. governmental and corporate debt obligations used as a general measure of the performance of fixed-income securities.

PUTNAM VT GLOBAL ASSET  ALLOCATION FUND

GOAL

The fund seeks a high level of long-term total return consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- ASSET ALLOCATION

We invest in a wide variety of equity and fixed-income securities both of U.S. and foreign issuers. We may invest in securities in the following four investment categories, which we believe represent large, well-differentiated classes of securities with distinctive investment characteristics:

* U.S. Equities: This sector will invest primarily in growth and value stocks of U.S. companies. Growth stocks are issued by companies whose earnings we believe are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock. Value stocks are those we believe are currently undervalued compared to their true worth. If we are correct and other investors recognize the value of the company, the price of the stock may rise.

* International Equities: This sector will invest primarily in growth and value stocks principally traded in foreign securities markets.

* U.S. Fixed-income: This sector will invest primarily in fixed-income securities of U.S. companies or the U.S. government, its agencies or instrumentalities, mortgage-backed and asset-backed securities, convertible securities and preferred stock.

* International Fixed-income: This sector will invest primarily in fixed-income securities denominated in foreign currencies of non-U.S. companies or foreign governmental issuers or supranational agencies.

The allocation of fund assets assigned to each investment category will be reevaluated at least quarterly based on an assessment of the relative market opportunities and risks of each investment category taking into account various economic and market factors. The fund may from time to time invest in all or any one of the investment categories as we may consider appropriate in response to changing market conditions. We expect that under normal market conditions the fund will invest a majority of its assets in equity securities. We can invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk that prices of bonds we buy will fall if interest rates rise. Interest rate risk is generally highest for investments with longer maturities.

* The risk that issuers of bonds we buy will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.



PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1991                        19.02%
1992                         6.29%
1993                        17.48%
1994                        -2.50%
1995                        24.71%
1996                        15.62%
1997                        19.67%
1998                        13.47%
1999                        11.85%

2000                        -4.87%

Year-to-date performance through 3/31/2001 was -9.51%. During the periods shown in the bar chart, the highest return for a quarter was 14.51% (quarter ending 12/31/98) and the lowest return for a quarter was -10.30% (quarter ending 9/30/98).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IA                          -4.87%     10.81%     11.68%
MSCI World Index                 -13.18%     12.11%     11.93%
-------------------------------------------------------------------------------


The fund's performance is compared to the Morgan Stanley Capital
International (MSCI) World Index, an unmanaged index of global equity securities, with all values expressed in U.S. dollars.


PUTNAM VT GLOBAL GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GLOBAL GROWTH STOCKS


We invest mainly in common stocks of companies worldwide. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

Under normal market conditions, we invest at least 65% of the fund's total assets in the equity securities of companies located in at least three different countries, one of which may be the United States. To determine whether a company is located in a particular country, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.


MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1991                        15.01%
1992                        -0.36%
1993                        32.40%
1994                        -0.96%
1995                        15.67%
1996                        17.20%
1997                        14.33%
1998                        29.71%
1999                        65.00%

2000                       -29.64%


Year-to-date performance through 3/31/2001 was -25.07%. During the periods shown in the bar chart, the highest return for a quarter was 48.01% (quarter ending 12/31/99) and the lowest return for a quarter was -17.01% (quarter ending 12/31/00).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IA                         -29.64%     15.07%     13.37%
MSCI All-Country
World Free Index                 -13.94%     11.62%     12.04%
-------------------------------------------------------------------------------


The fund's performance is compared to the Morgan Stanley Capital
International (MSCI) All-Country World Free Index, an unmanaged index of global equity securities of companies in 47 Developed and Emerging Market Countries in the Americas, Europe/Middle East and Asia/Pacific Region with all values expressed in U.S. dollars.


PUTNAM VT GROWTH AND  INCOME FUND

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS


We invest mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.


MAIN RISKS


* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.


* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1991                        19.05%
1992                         9.75%
1993                        14.27%
1994                         0.35%
1995                        36.71%
1996                        21.92%
1997                        24.15%
1998                        15.42%
1999                         1.59%

2000                         8.11%

Year-to-date performance through 3/31/2001 was -5.29%. During the periods shown in the bar chart, the highest return for a quarter was 16.62% (quarter ending 12/31/98) and the lowest return for a quarter was -10.14% (quarter ending 9/30/99).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IA                           8.11%     13.92%     14.67%
S&P 500 Index                     -9.10%     18.32%     17.45%
-------------------------------------------------------------------------------


The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.


PUTNAM VT GROWTH  OPPORTUNITIES FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS


We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest in a relatively small number of companies that we believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. We invest mainly in large companies.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


* The risk of loss from investing in fewer issuers than a fund that invests more broadly. This increases the fund's vulnerability to factors affecting a single investment and can result in greater fund losses and volatility.


PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT HEALTH SCIENCES FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS


We invest mainly in common stocks of U.S. companies in the health sciences industries, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized and large companies.

Under normal market conditions, we invest at least 80% of the fund's total assets in securities of (a) companies that derive at least 50% of their assets, revenues or profits from the pharmaceutical, health care services, applied research and development and medical equipment and supplies industries, or (b) companies we think have the potential for growth as a result of their particular products, technology, patents or other market advantages in the health sciences industries. Investments in companies described in (b) will not usually represent more than 15% of the fund's health sciences investments.


Industry focus. We invest primarily in companies that provide health care services, applied research and development, pharmaceutical products, and medical equipment and supplies, and companies that we believe will grow as a result of their products, patents or other market advantages in the health sciences industries. Events that affect the health sciences industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples include technological advances that make existing products and services obsolete, and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and use of managed care arrangements may be more likely to adversely affect the fund.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


* The risk of investing in a single group of industries. Investments in the health sciences industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This increases the fund's vulnerability to factors affecting a single group of industries. This risk is significantly greater than for a fund that invests in a broader range of industries, and may result in greater losses and volatility.

* The risk of loss from investing in fewer issuers than a fund that invests more broadly. The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund. This increases the fund's vulnerability to factors affecting a single investment and can result in greater fund losses and volatility.



PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999          -3.93%

2000          39.14%


Year-to-date performance through 3/31/2001 was -22.55%. During the periods shown in the bar chart, the highest return for a quarter was 14.57% (quarter ending 3/31/00) and the lowest return for a quarter was -5.59% (quarter ending 9/30/99).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                             1 year    (4/30/98)
-------------------------------------------------------------------------------
Class IA                                     39.14%     15.34%
S&P 500 Index                                -9.10%      8.03%
-------------------------------------------------------------------------------


The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.


PUTNAM VT HIGH YIELD FUND

GOAL

The fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

MAIN INVESTMENT STRATEGIES -- LOWER-RATED BONDS


We invest mainly in bonds that

* are obligations of U.S. corporations

* are below investment-grade in quality (junk bonds) and

* have intermediate to long-term maturities (three years or longer).

We normally invest at least 80% of the fund's total assets in debt securities, convertible securities or preferred stock that we believe are consistent with the fund's primary investment objective of high current income.

MAIN RISKS

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. Because the fund invests mainly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.



PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1991                        44.83%
1992                        18.98%
1993                        19.57%
1994                        -0.94%
1995                        18.32%
1996                        12.81%
1997                        14.34%
1998                        -5.86%
1999                         5.92%

2000                        -8.45%


Year-to-date performance through 3/31/2001 was 4.13%. During the periods shown in the bar chart, the highest return for a quarter was 19.79% (quarter ending 3/31/91) and the lowest return for a quarter was -9.95% (quarter ending 9/30/98).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IA                          -8.45%      3.32%     11.02%
Credit Suisse First Boston
High Yield Bond Index             -5.21%      4.51%     11.19%
-------------------------------------------------------------------------------
The fund's performance is compared to the Credit Suisse First Boston High
Yield Bond Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds.



PUTNAM VT INCOME FUND

GOAL


The fund seeks high current income consistent with what Putnam Management believes to be prudent risk.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

We invest mainly in bonds that

* are obligations of corporations and governments worldwide denominated in U.S. dollars,

* are either investment-grade or below investment-grade (junk bonds), and

* have intermediate to long-term maturities (three years or longer).

MAIN RISKS

* The risk that the issuers of the fund's investments will fail to make timely payments of interest and principal. Because the fund invests significantly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.


PERFORMANCE INFORMATION

Prior to April 9, 1999, the fund's policies required it to invest at least 25% of its assets in U.S. government securities and limited the amount of assets invested in securities rated below A. Consequently, the historic information in the table does not reflect the fund's performance under its current investment policies.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1991                        17.28%
1992                         7.49%
1993                        11.28%
1994                        -3.23%
1995                        20.44%
1996                         2.42%
1997                         8.64%
1998                         8.25%
1999                        -2.07%

2000                         8.01%


Year-to-date performance through 3/31/2001 was 3.11%. During the periods shown in the bar chart, the highest return for a quarter was 6.78% (quarter ending 6/30/95) and the lowest return for a quarter was -3.17% (quarter ending 3/31/96).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                    Past       Past       Past
                                  1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IA                           8.01%      4.96%      7.61%
Lehman Brothers Aggregate
Bond Index                        11.63%      6.45%      7.96%
-------------------------------------------------------------------------------


The fund's performance is compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds.


PUTNAM VT INTERNATIONAL  GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL STOCKS


We invest mainly in common stocks of companies outside the United States that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

Under normal market conditions, we invest at least 65% of the fund's total assets in the equity securities of companies located in at least three countries other than the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.


* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998           18.69%
1999           60.21%

2000           -9.48%


Year-to-date performance through 3/31/2001 was -14.45%. During the periods shown in the bar chart, the highest return for a quarter was 35.46% (quarter ending 12/31/99) and the lowest return for a quarter was -18.92% (quarter ending 9/30/98).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                         Since
                                              Past     inception
                                             1 year    (1/2/97)
-------------------------------------------------------------------------------
Class IA                                     -9.48%     18.96%
MSCI EAFE Index                             -14.17%      7.41%
-------------------------------------------------------------------------------


The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.


PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND

GOAL

The fund seeks capital growth. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL VALUE STOCKS


We invest mainly in common stocks of companies outside the United States. We invest mainly in value stocks that offer the potential for income. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

Under normal market conditions, we invest at least 65% of the fund's total assets in the equity securities of companies located in at least three countries other than the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.


MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.


* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.



PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998             11.28%
1999             24.59%

2000              1.36%


Year-to-date performance through 3/31/2001 was -13.19%. During the periods shown in the bar chart, the highest return for a quarter was 16.54% (quarter ending 12/31/98) and the lowest return for a quarter was -17.32% (quarter ending 9/30/98).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                             1 year    (1/2/97)
-------------------------------------------------------------------------------
Class IA                                      1.36%     13.86%
MSCI EAFE Index                             -14.17%      7.41%
-------------------------------------------------------------------------------


The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australia, and the Far East, with all values expressed in U.S. dollars.


PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL GROWTH STOCKS


We invest mainly in common stocks of companies outside the United States. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size. We may invest in both established and developing (also known as emerging) markets.

Under normal market conditions, we invest at least 65% of the fund's total assets in the equity securities of companies located in at least three countries other than the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.


MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998         15.58%
1999        102.96%

2000        -38.56%


Year-to-date performance through 3/31/2001 was -22.61%. During the periods shown in the bar chart, the highest return for a quarter was 57.18% (quarter ending 12/31/99) and the lowest return for a quarter was -19.22% (quarter ending 6/30/00).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                         Since
                                              Past     inception
                                             1 year     (1/2/97)
-------------------------------------------------------------------------------
Class IA                                    -38.56%      9.56%
MSCI EAFE Index                             -14.17%      7.41%
-------------------------------------------------------------------------------


The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of international equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.


PUTNAM VT INVESTORS FUND

GOAL

The fund seeks long-term growth of capital and any increased income that results from this growth.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS


We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in large companies.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999           30.13%

2000          -18.47%


Year-to-date performance through 3/31/2001 was -20.15%. During the periods shown in the bar chart, the highest return for a quarter was 24.67% (quarter ending 12/31/99) and the lowest return for a quarter was -14.93% (quarter ending 12/31/00).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                         Since
                                              Past     inception
                                             1 year    (4/30/98)
-------------------------------------------------------------------------------
Class IA                                    -18.47%      8.31%
S&P 500 Index                                -9.10%      8.03%
-------------------------------------------------------------------------------


The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.


PUTNAM VT MONEY MARKET FUND

GOAL

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES -- INCOME

We seek to maintain a stable net asset asset value of $1.00 per share for the fund.

We invest primarily in instruments that:

* are high quality and

* have a short-term maturity.

Industry focus. We may invest without limit in money market investments from the banking, personal credit and business credit industries. We may invest over 25% of the fund's assets in money market investments from the personal credit or business credit industries only when we determine that the yields on those investments exceed the yields that are available from eligible investments of issuers in the banking industry. The value of the fund's shares may be more vulnerable than the values of shares of money market funds that invest in issuers in a greater number of industries. To the extent that a fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments affecting that industry cause the prices of related money market investments to fall.

MAIN RISKS


* The risk that the effects of inflation may erode the value of your investment over time.

* The risk that the fund will not maintain a net asset value of $1.00 per share, due to events such as a deterioration in the credit quality of issuers whose securities the fund holds, or an increase in interest rates.



PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1991                        5.92%
1992                        3.57%
1993                        2.79%
1994                        3.82%
1995                        5.46%
1996                        5.08%
1997                        5.22%
1998                        5.19%
1999                        4.86%

2000                        6.03%


Year-to-date performance through 3/31/2001 was 1.36%. During the periods shown in the bar chart, the highest return for a quarter was 1.64% (quarter ending 3/31/91) and the lowest return for a quarter was 0.63% (quarter ending 6/30/93).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IA                           6.03%      5.28%      4.79%
Merrill Lynch 91-Day
Treasury Bill Index                6.18%      5.38%      5.06%
Lipper Money Market Average        5.94%      5.18%      4.71%
-------------------------------------------------------------------------------


The fund's performance is compared to the Merrill Lynch 91-Day Treasury Bill Index, an unmanaged index that seeks to measure the performance of United States Treasury bills currently available in the marketplace and the Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper, Inc.


PUTNAM VT NEW OPPORTUNITIES FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS


We invest mainly in common stocks of U.S. companies, with a focus on growth stocks in sectors of the economy that we believe have high growth potential. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. The growth sectors we currently emphasize include communications, media/entertainment, medical technology/cost containment, industrial and environmental services, applied/advanced technology, financial services, consumer products and services and business services. We may invest in companies of any size.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


* The risk of investing in a limited group of sectors. This increases the fund's vulnerability to factors affecting a limited group of sectors. This risk is significantly greater than for a fund that invests in a broader range of sectors, and may result in greater losses and volatility.



PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1995                        44.87%
1996                        10.17%
1997                        23.29%
1998                        24.38%
1999                        69.35%

2000                       -26.09%


Year-to-date performance through 3/31/2001 was -27.30%. During the periods shown in the bar chart, the highest return for a quarter was 49.47% (quarter ending 12/31/99) and the lowest return for a quarter was -28.78% (quarter ending 12/31/00).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                         Since
                                   Past       Past     inception
                                  1 year    5 years    (5/2/94)
-------------------------------------------------------------------------------
Class IA                         -26.09%     16.16%     19.68%
Russell 2000 Index                -3.02%     10.31%     11.97%
Russell Midcap Growth Index      -11.75%     17.76%     18.32%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1994. The fund's performance is compared to the Russell 2000 Index, an unmanaged index that is a commonly-used measure of small company performance, and the Russell Midcap Growth Index, an unmanaged index of common stocks of midsized companies that are also listed on the Russell 1000 Growth Index. The fund's performance was previously compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. This index was replaced by the Russell 2000 Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year, 5-years and since inception periods ending on 12/31/00 were -9.10%, 18.32% and 19.70% for the Standard & Poor's 500 Index.



PUTNAM VT NEW VALUE FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in midsized and large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998            6.26%
1999            0.27%

2000           22.59%


Year-to-date performance through 3/31/2001 was 0.61%. During the periods shown in the bar chart, the highest return for a quarter was 16.45% (quarter ending 12/31/98) and the lowest return for a quarter was -13.75% (quarter ending 9/30/99).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                             1 year    (1/2/97)
-------------------------------------------------------------------------------
Class IA                                     22.59%     11.35%
Russell 3000 Value Index                      8.04%     15.23%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Russell 3000 Value Index, an unmanaged index of Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The fund's performance was previously compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. This index was replaced by the Russell 3000 Value Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year and since inception periods ending on 12/31/00 were -9.10% and 17.20% for the Standard & Poor's 500 Index.


PUTNAM VT OTC & EMERGING GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies traded in the over-the-counter (OTC) market and "emerging growth" companies listed on securities exchanges, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. Emerging growth companies are those we believe have a leading or proprietary position in a growing industry or are gaining market share in an established industry. We invest mainly in small and midsized companies.


Under normal market conditions, we invest at least 65% of the fund's total assets in common stocks traded in the over-the-counter (OTC) market and common stocks of "emerging growth" companies listed on securities exchanges. "Emerging growth" companies are companies that we believe have the potential for capital appreciation significantly greater than that of the market averages and that we believe are likely to have earnings that will increase over time.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999           126.52%

2000           -51.03%


Year-to-date performance through 3/31/2001 was -43.76%. During the periods shown in the bar chart, the highest return for a quarter was 76.22% (quarter ending 12/31/99) and the lowest return for a quarter was -40.38% (quarter ending 12/31/00).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                              Past     inception
                                             1 year    (4/30/98)
-------------------------------------------------------------------------------
Class IA                                    -51.03%      4.33%
Russell 2500 Growth Index                   -16.09%     -7.04%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the Russell 2500 Growth Index, an unmanaged index of Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The fund's performance was previously compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance, and the Russell 2000 Growth Index, an unmanaged index of Russell 2000 Index companies with greater-than-average growth orientation. These two indexes were replaced by the Russell 2500 Growth Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year and since inception periods ending on 12/31/00 were -9.10% and 8.03% for the Standard & Poor's 500 Index, and -22.43% and -0.07% for the Russell 2000 Growth Index.



PUTNAM VT RESEARCH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- STOCKS


We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in large companies.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999                27.58%

2000                -1.84%


Year-to-date performance through 3/31/2001 was -16.91%. During the periods shown in the bar chart, the highest return for a quarter was 20.14% (quarter ending 12/31/99) and the lowest return for a quarter was -5.35% (quarter ending 9/30/99).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                             1 year   (9/30/98)
-------------------------------------------------------------------------------
Class IA                                     -1.84%     19.63%
S&P 500 Index                                -9.10%     13.66%
-------------------------------------------------------------------------------


The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.


PUTNAM VT SMALL CAP VALUE FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS


We invest mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in small companies. These are companies of a size similar to those in the Russell 2000 Index, an index that measures the performance of small companies.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]


CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

2000                     24.62%

Year-to-date performance through 3/31/2001 was 1.39%. During the periods shown in the bar chart, the highest return for a quarter was 8.61% (quarter ending 12/31/00) and the lowest return for a quarter was -0.18% (quarter ending 6/30/00).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                              Past     inception
                                             1 year    (4/30/99)
-------------------------------------------------------------------------------
Class IA                                     24.62%     16.44%
Russell 2000 Value Index                     22.83%     13.05%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 2000. The fund's performance is compared to the Russell 2000 Value Index, an unmanaged index that measures the performance of Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The fund's performance was previously compared to the Russell 2000 Index, an unmanaged index that is a commonly used measure of small company performance. This index was replaced by the Russell 2000 Value Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year and since inception periods ending on 12/31/00 were -3.02% and 8.21% for the Russell 2000 Index.


PUTNAM VT TECHNOLOGY FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies in technology industries that we believe offer the opportunity for gain. These types of stocks typically are considered growth stocks. Growth stocks are issued by companies that we believe are fast-growing and have earnings that we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size.

Under normal market conditions, we invest at least 65% of the fund's total assets in securities of companies in the technology industries that derive at least 50% of their assets, revenues or profits from the technology industries.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk of investing in a single group of industries. Investments in the technology industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This increases the fund's vulnerability to factors affecting a single group of industries. This risk is significantly greater than for a fund that invests in a broader range of industries, and may result in greater losses and volatility. In addition, stock prices of companies in technology industries have historically been more volatile than those of companies in other industries.

* The risk of loss from investing in fewer issuers than a fund that invests more broadly. The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund. This increases the fund's vulnerability to factors affecting a single investment and can result in greater fund losses and volatility.

Industry focus. We invest mainly in companies that are in the technology industries. These industries include any industry involved in the production or development of technological advancements or improvements, including the computer, semi-conductor, electronics, communications and telecommunications, health care, and biotechnology industries. Factors that affect the technology industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples of these factors include obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.


PUTNAM VT UTILITIES GROWTH AND  INCOME FUND

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS


We invest mainly in a combination of U.S. stocks and bonds of companies in the utilities industries that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate to long-term maturities (three years or longer). We invest mainly in large companies.

Under normal market conditions, we invest at least 65% of the fund's total assets in equity and debt securities of companies in the public utilities industries. These are companies that, in our view, derive at least 50% of their assets, revenues or profits from producing or distributing electric, gas or other types of energy, supplying water, or providing telecommunications services such as telephone, microwave or other media (but not public broadcasting).

Industry focus. We invest mainly in companies that produce or distribute a product or service to both residential and industrial customers, such as electricity, gas or other types of energy, supply water or provide telecommunications services (but not public broadcasting). Events that affect these public utilities industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples include increases in fuel and other operating costs, and technological advances that make existing plants, equipment or products obsolete. In addition, changes in regulatory policies concerning the environment, energy conservation, nuclear power and utility pricing, as well as deregulation of certain utility services, may be more likely to adversely affect the fund.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


* The risk of investing in a single group of industries. Investments in the utilities industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This increases the fund's vulnerability to factors affecting a single group of industries. This risk is significantly greater than for a fund that invests in a broader range of industries, and may result in greater losses and volatility.


* The risk that prices of bonds we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that issuers of bonds we buy will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1993                        13.42%
1994                        -7.02%
1995                        31.08%
1996                        15.80%
1997                        27.10%
1998                        14.92%
1999                        -0.66%

2000                        17.61%


Year-to-date performance through 3/31/2001 was -8.47%. During the periods shown in the bar chart, the highest return for a quarter was 12.32% (quarter ending 12/31/97) and the lowest return for a quarter was -7.80% (quarter ending 3/31/99).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                   Past       Past    inception
                                  1 year     5 years   (5/4/92)
-------------------------------------------------------------------------------
Class IA                          17.61%     14.59%     13.18%
S&P Utilities Index               59.67%     16.51%     15.83%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1992. The fund's performance is compared to the S&P Utilities Index, an unmanaged list of common stocks issued by utility companies.



PUTNAM VT VISTA FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS


We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized companies.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998          19.48%
1999          52.90%

2000          -3.98%

Year-to-date performance through 3/31/2001 was -31.12%. During the periods shown in the bar chart, the highest return for a quarter was 41.28% (quarter ending 12/31/99) and the lowest return for a quarter was -20.73% (quarter ending 12/31/00).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                             1 year    (1/2/97)
-------------------------------------------------------------------------------
Class IA                                     -3.98%     21.31%
Russell Midcap Growth Index                 -11.75%     17.84%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Russell Midcap Growth Index, an unmanaged index that measures the performance of those companies in the Russell Midcap Index that have higher prices relative to the book value of their assets and higher forecasted growth rates.



PUTNAM VT VOYAGER FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS


We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized and large companies, although we can invest in companies of any size.


MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1991                        46.09%
1992                        10.36%
1993                        18.70%
1994                         1.04%
1995                        40.67%
1996                        12.97%
1997                        26.51%
1998                        24.36%
1999                        58.22%

2000                       -16.41%

Year-to-date performance through 3/31/2001 was -18.88%. During the periods shown in the bar chart, the highest return for a quarter was 41.38% (quarter ending 12/31/99) and the lowest return for a quarter was -16.45% (quarter ending 9/30/98).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IA                         -16.41%     18.16%     17.66%
Russell 1000 Growth Index        -22.42%     18.14%     17.33%
Russell Midcap Growth Index      -11.75%     17.76%     17.84%
-------------------------------------------------------------------------------
The fund's performance is compared to the Russell 1000 Growth Index, an unmanaged index of Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values, and the Russell Midcap Growth Index, an unmanaged index of common stocks of midsized companies that are also included on the Russell 1000 Growth Index.

The fund's performance was previously compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance, and the Russell 2000 Index, an unmanaged index that is a commonly-used measure of small company performance. These two indexes were replaced by the Russell 1000 Growth Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year, 5-year and since inception periods ending on 12/31/00 were -9.10%, 18.32% and 8.03% for the Standard & Poor's 500 Index, and -3.02%, 10.31% and 15.53% for the Russell 2000 Index.


PUTNAM VT VOYAGER FUND II

GOAL

The fund seeks long-term growth of capital.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.


What are the funds' main investment strategies and related risks?

We generally manage the funds in styles similar to certain funds in the retail Putnam family of funds. However, the counterpart funds will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for them.

Any investment carries with it some level of risk that generally reflects its potential for reward. This section provides additional information on the investment strategies and related risks that are identified for each fund in "Fund summaries" at the beginning of this prospectus and discusses investment strategies and related risks that are common to a number of the funds. Not every investment strategy listed below applies to each fund. Please refer to your fund's strategy in the Fund summaries section to determine which risks apply to your fund.


We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy. Emerging growth companies may have limited product lines, markets or financial resources. Their stocks may trade less frequently and in limited volumes, and are subject to greater volatility.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.

* Foreign investments. Each of the funds may invest in securities of foreign issuers. Foreign investments involve certain special risks, including:

Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

For Putnam VT Diversified Income Fund, we consider a foreign corporation to be one that is domiciled outside the U.S. or has its principal operations located outside the U.S.

For Putnam VT Income Fund, we may invest in U.S. dollar-denominated fixed-income securities of foreign issuers.


For Putnam VT Money Market Fund, we may invest in money market instruments of foreign issuers that are denominated in U.S. dollars.


The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.


* Fixed-income investments. Fixed-income securities, which typically pay an unchanging rate of interest or dividends, include bonds and other debt. Each of the funds may invest in fixed-income securities. The value of a fixed-income investment may fall as a result of factors directly relating to the issuer of the security, such as decisions made by its management or a reduction in its credit rating. An investment's value may also fall because of factors affecting not just the issuer, but other issuers, such as increases in production costs. The value of an investment may also be affected by general changes in financial market conditions, such as changing interest rates or currency exchange rates.

We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.


Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.


"Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

For Putnam VT Money Market Fund, average portfolio maturity will not exceed 90 days and the fund may not hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments. Some investments have an interest rate that changes based on a market interest rate, and allow the holder to demand payment of principal and accrued interest before the scheduled maturity date. We measure the maturity of these obligations using the relatively short period in which payment could be demanded. Because the interest rate on these investments can change as market interest rates change, these investments are unlikely to be able to lock in favorable longer-term interest rates.


* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

For Putnam VT Income Fund, we invest most of the fund's assets in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or are unrated investments we believe are of comparable quality. We may also invest in non-investment-grade investments. However, we may not invest in securities that are rated below B or the equivalent by each agency or are unrated investments we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

For Putnam VT The George Putnam Fund of Boston and Putnam VT Utilities Growth and Income Fund, we invest mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. For Putnam VT The George Putnam Fund of Boston, we may invest in non-investment-grade investments and for Putnam VT Utilities Growth and Income Fund, we may invest up to 20% of the fund's total assets in non-investment-grade investments. However, for Putnam VT The George Putnam Fund of Boston and Putnam VT Utilities Growth and Income Fund, we will not invest in securities rated lower than B or its equivalent by each rating agency rating the investment, or unrated securities that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.


For Putnam VT High Yield Fund, we invest mostly in higher-yielding, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality.


For Putnam VT Diversified Income Fund and Putnam VT Global Asset Allocation Fund, we may invest up to 70% and 35%, respectively, of the fund's total assets in non-investment-grade securities using the investment criteria described above under Putnam VT High Yield Fund.

For Putnam VT High Yield Fund and Putnam VT Diversified Income Fund, we may invest up to 15% and 5%, respectively, of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. The fund depends more on our ability in buying lower-rated debt than it does in buying investment-grade debt. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.


For Putnam VT Money Market Fund, we buy only high quality investments.
These are:

* rated in one of the two highest categories by at least two nationally recognized rating services,

* rated by one rating service in one of the service's two highest categories (if only one rating service has provided a rating), or

* unrated investments that we determine are of equivalent quality.


The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangement. The main risk of investments backed by a letter of credit is that the entity issuing the letter of credit will be unable to fulfill its obligations to the fund.


* Insurance. We have bought liability insurance that insures the fund against a decrease in the value of its investments arising from the issuer's default or bankruptcy. The insurance covers most of the fund's investments, other than U.S. government securities. The insurance does not guarantee or ensure that the fund will be able to maintain a stable net asset value of $1.00 per share. The maximum total coverage for the fund is $30 million, with a deductible for each loss of $1 million or 0.30% of the fund's net assets, whichever is less. The $30 million maximum coverage is shared with four other Putnam money market funds. Recovery under the insurance is subject to certain conditions, including the condition that the other Putnam money market funds have not previously exhausted the insurance coverage, and the insurance might not be renewed when it expires.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.


* Money market investments. These include certificates of deposit, commercial paper, U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances.

For Putnam VT Money Market Fund, we buy bankers acceptances only if they are issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders will be notified.

* Illiquid investments. We may invest up to 10% (up to 15% for Putnam VT
  High Yield Fund) of a fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell a fund's illiquid investments when we consider it is desirable to do so or we may be able to sell them only at less than their market value.


* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.


Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.


Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information
(SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, which may be subject to other risks as described in the SAI.


* Alternative strategies. Under normal market conditions, we keep each fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.


* Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. The funds paid Putnam Management management fees in the following amounts (reflected as a percentage of average net assets for each fund's last fiscal year):


----------------------------------------------------------------
                                                 Management
Putnam VT Fund                                      Fees
----------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund                 0.80%
----------------------------------------------------------------
Putnam VT Diversified Income Fund                  0.68%
----------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston         0.65%
----------------------------------------------------------------
Putnam VT Global Asset Allocation                  0.65%
----------------------------------------------------------------
Putnam VT Global Growth Fund                       0.66%
----------------------------------------------------------------
Putnam VT Growth and Income Fund                   0.46%
----------------------------------------------------------------
Putnam VT Health Sciences Fund                     0.70%
----------------------------------------------------------------
Putnam VT High Yield Fund                          0.66%
----------------------------------------------------------------
Putnam VT Income Fund                              0.61%
----------------------------------------------------------------
Putnam VT International Growth Fund                0.76%
----------------------------------------------------------------
Putnam VT International Growth and Income Fund     0.80%
----------------------------------------------------------------
Putnam VT International New Opportunities Fund     1.00%
----------------------------------------------------------------
Putnam VT Investors Fund                           0.58%
----------------------------------------------------------------
Putnam VT Money Market Fund                        0.42%
----------------------------------------------------------------
Putnam VT New Opportunities Fund                   0.52%
----------------------------------------------------------------
Putnam VT New Value Fund                           0.70%
----------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund               0.70%
----------------------------------------------------------------
Putnam VT Research Fund                            0.65%
----------------------------------------------------------------
Putnam VT Small Cap Value Fund                     0.80%
----------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund         0.65%
----------------------------------------------------------------
Putnam VT Vista Fund                               0.60%
----------------------------------------------------------------
Putnam VT Voyager Fund                             0.51%
----------------------------------------------------------------

In order to limit expenses for Putnam VT American Government Income Fund, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2001 to the extent that the expenses of the fund (exclusive of brokerage, interest, taxes and extraordinary expenses, and payments under the fund's distribution plans) would exceed an annual rate of 0.90% of the fund's average net assets. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund do not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

The following funds paid Putnam Management a monthly management fee (except for Putnam VT American Government Income Fund and Putnam VT Growth Opportunities Fund, which pay Putnam Management a quarterly fee) for these services at the annual rate of:

Putnam VT American Government Income Fund: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion and 0.34% of any excess thereafter.


Putnam VT Growth Opportunities Fund: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, and 0.42% of any excess thereafter.


Putnam VT Capital Appreciation Fund: 0.65% of the first $500 million of the fund's average net assets; 0.55% of the next $500 million; 0.50% of the next $500 million; 0.45% of the next $5 billion; 0.425% of the next $5 billion; 0.405% of the next $5 billion; 0.39% of the next $5 billion; 0.38% of the next $5 billion; 0.37% of the next $5 billion; 0.36% of the next $5 billion; 0.35% of the next $5 billion; 0.34% of the next $5 billion; 0.33% of the next $8.5 billion; and 0.32% of any excess thereafter.

Putnam VT Technology Fund: 1.00% for the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam VT Voyager Fund II: 0.70% of the first $500 million of the fund's average net assets; 0.60% of the next $500 million; 0.55% of the next $500 million; 0.50% of the next $5 billion; 0.475% of the next $5 billion; 0.455% of the next $5 billion; 0.44%of the next $5 billion; 0.43% of the next $5 billion; 0.42% of the next $5 billion; 0.41% of the next $5 billion; 0.40% of the next $5 billion; 0.39% of the next $5 billion; 0.38% of the next $8.5 billion; and 0.37% of any excess thereafter.


The following officers and advisor teams of Putnam Management have primary responsibility for the day-to-day management of the relevant fund's portfolio. Each officer's length of service to the relevant fund and the officer's experience as portfolio manager or investment analyst over at least the last five years are shown.


------------------------------------------------------------------------------
Fund name                  Year   Business experience (at least 5 years)
------------------------------------------------------------------------------
Putnam VT American Government Income Fund
------------------------------------------------------------------------------
Kevin M. Cronin            2000   1997 - Present         Putnam Management
Managing Director                 Prior to Feb. 1997     MFS Investment
                                                         Management

The Mortgage Team
------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
------------------------------------------------------------------------------
Carmel Peters              1999   1997 - Present         Putnam Management
Senior Vice President             Prior to May 1997      Wheelock Natwest
                                                         Investment Management,
                                                         Hong Kong

Simon Davis                2000   2000 - Present         Putnam Management
Senior Vice President             Prior to Sept. 2000    Deutsche Asset
                                                         Management
------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
------------------------------------------------------------------------------
Thomas R. Haslett          2000   1996 - Present         Putnam Management
Managing Director                 Prior to Dec. 1996     Montgomery Asset
                                                         Management Ltd.

Joseph P. Joseph           2000   1994 - Present         Putnam Management
Managing Director

Michael K. Arends          2000   1997 - Present         Putnam Management
Senior Vice President             Prior to Nov. 1997     Phoenix Duff & Phelps
------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
------------------------------------------------------------------------------
David L. Waldman           1998   1997 - Present         Putnam Management
Managing Director                 Prior to June 1997     Lazard Freres

The Core Fixed Income Team
------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
------------------------------------------------------------------------------
Jeanne L. Mockard          2000   1990 - Present         Putnam Management
Senior Vice President

James M. Prusko            1998   1992 - Present         Putnam Management
Senior Vice President

Jeffrey L. Knight          2000   1993 - Present         Putnam Management
Senior Vice President

The Core Fixed Income Team
------------------------------------------------------------------------------
Putnam VT Global Asset Allocation
------------------------------------------------------------------------------
The Global Asset Allocation Committee
------------------------------------------------------------------------------
Putnam VT Global Growth Fund
------------------------------------------------------------------------------
Robert J. Swift            1996   1995 - Present         Putnam Management
Managing Director

Kelly A. Morgan            1997   1996 - Present         Putnam Management
Managing Director                 Prior to Dec. 1996     Alliance Capital
                                                         Management L.P.

Lisa H. Svensson           1998   1994 - Present         Putnam Management
Senior Vice President

Manuel H. Weiss            1998   1987 - Present         Putnam Management
Senior Vice President

Stephen P. Dexter          2000   1999 - Present         Putnam Management
Senior Vice President             Prior to June 1999     Scudder Kemper Inc.
------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
------------------------------------------------------------------------------
David L. King              1993   1983 - Present         Putnam Management
Managing Director

Hugh H. Mullin             1998   1986 - Present         Putnam Management
Senior Vice President

Christopher G. Miller      2000   1998 - Present         Putnam Management
Senior Vice President             Prior to Jan. 1998     Analytic TSA Global
                                                         Asset Management
------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
------------------------------------------------------------------------------
C. Beth Cotner             2000   1995 - Present         Putnam Management
Managing Director

Jeffery R. Lindsey         2000   1994 - Present         Putnam Management
Senior Vice President

David J. Santos            2000   1986 - Present         Putnam Management
Senior Vice President
------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
------------------------------------------------------------------------------
Richard B. England         1998   1992 - Present         Putnam Management
Senior Vice President

Margery C. Parker          1998   1997 - Present         Putnam Management
Senior Vice President             Prior to Dec. 1997     Keystone Investments

Margaret D. Smith          2000   1995 - Present         Putnam Management
Senior Vice President
------------------------------------------------------------------------------
Putnam VT High Yield Fund
------------------------------------------------------------------------------
Krishna K. Memani          1999   1998 - Present         Putnam Management
Managing Director                 Prior to Sept. 1998    Morgan Stanley & Co.

The Credit Team
------------------------------------------------------------------------------
Putnam VT Income Fund
------------------------------------------------------------------------------
James M. Prusko            2000   1992 - Present         Putnam Management
Senior Vice President

The Core Fixed Income Team
------------------------------------------------------------------------------
Putnam VT International Growth Fund
------------------------------------------------------------------------------
Justin M. Scott            1996   1988 - Present         Putnam Management
Managing Director

Omid Kamshad               1996   1996 - Present         Putnam Management
Managing Director

Paul C. Warren             1999   1997 - Present         Putnam Management
Senior Vice President             Prior to May 1997      IDS Fund Management

Joshua L. Byrne            2000   1993 - Present         Putnam Management
Senior Vice President

Stephen Oler               2000   1997 - Present         Putnam Management
Senior Vice President             Prior to June 1997     Templeton Investments

Simon Davis                2000   2000 - Present         Putnam Management
Senior Vice President             Prior to Sept. 2000    Deutsche Asset
                                                         Management
------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
------------------------------------------------------------------------------
Deborah F. Kuenstner       1999   1997 - Present         Putnam Management
Managing Director                 Prior to May 1997      DuPont Pension Fund
                                                         Investment

George Stairs              1999   1994 - Present         Putnam Management
Senior Vice President

Colin Moore                2000   2000 - Present         Putnam Management
Managing Director                 Prior to May 2000      Rockefeller & Co.,
                                                         Inc.
------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
------------------------------------------------------------------------------
Robert J. Swift            1996   1995 - Present         Putnam Management
Managing Director

Stephen P. Dexter          1999   1999 - Present         Putnam Management
Senior Vice President             Prior to June 1999     Scudder Kemper Inc.

Peter J. Hadden            2000   1992 - Present         Putnam Management
Senior Vice President
------------------------------------------------------------------------------
Putnam VT Investors Fund
------------------------------------------------------------------------------
C. Beth Cotner             1998   1995 - Present         Putnam Management
Senior Vice President

Richard B. England         1998   1992 - Present         Putnam Management
Senior Vice President

Manuel H. Weiss            1998   1987 - Present         Putnam Management
Senior Vice President

Anthony R. Sellitto, III   2000   2000 - Present         Putnam Management
Senior Vice President             Prior to Sept. 2000    Berger Associates
                                  Prior to Jan. 1998     Crestone Capital
                                                         Management
------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
------------------------------------------------------------------------------
Jeffrey R. Lindsey         1999   1994 - Present         Putnam Management
Managing Director

Daniel L. Miller           1994   1993 - Present         Putnam Management
Managing Director

Richard B. Weed            2001   2000 - Present         Putnam Management
Senior Vice President             Prior to Dec. 2000     State Street
                                                         Global Advisors
------------------------------------------------------------------------------
Putnam VT New Value Fund
------------------------------------------------------------------------------
David L. King              1996   1983 - Present         Putnam Management
Managing Director
------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
------------------------------------------------------------------------------
Steven L. Kirson           1998   1989 - Present         Putnam Management
Senior Vice President

Michael J. Mufson          1998   1993 - Present         Putnam Management
Senior Vice President
------------------------------------------------------------------------------
Putnam VT Research Fund
------------------------------------------------------------------------------
The Global Equity Research Team
------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
------------------------------------------------------------------------------
Edward T. Shadek, Jr.      1999   1997 - Present         Putnam Management
Managing Director                 Prior to Mar. 1997     Newbold's Asset
                                                         Management Co.

Sheldon N. Simon           2000   1984 - Present         Putnam Management
Senior Vice President
------------------------------------------------------------------------------
Putnam VT Technology Fund
------------------------------------------------------------------------------
Saba S. Malak              2000   1997 - Present         Putnam Management
Senior Vice President             Prior to Oct. 1997     The Boston
                                                         Consulting Group.

Paul E. Marrkand           2000   1987 - Present         Putnam Management
Senior Vice President

David J. Santos            2000   1986 - Present         Putnam Management
Senior Vice President
------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
------------------------------------------------------------------------------
Krishna K. Memani          1999   1998 - Present         Putnam Management
Managing Director                 Prior to Sept. 1998    Morgan Stanley & Co.

Michael R. Yogg            2000   1997 - Present         Putnam Management
Senior Vice President             Prior to April 1997    State Street Research

Erin J. Spatz              2000   1996 - Present         Putnam Management
Senior Vice President             Prior to May 1996      Pioneer Funds

Kevin M. Divney            2000   1997 - Present         Putnam Management
Senior Vice President             Prior to July 1997     Franklin Portfolio

The Credit Team
------------------------------------------------------------------------------
Putnam VT Vista Fund
------------------------------------------------------------------------------
Eric M. Wetlaufer          1997   1997 - Present         Putnam Management
Managing Director                 Prior to Nov. 1997     Cadence Capital
                                                         Management

Margery C. Parker          1998   1997 - Present         Putnam Management
Senior Vice President             Prior to Dec. 1997     Keystone Investments

Dana F. Clark              1999   1987 - Present         Putnam Management
Vice President
------------------------------------------------------------------------------
Putnam VT Voyager Fund
------------------------------------------------------------------------------
Roland W. Gillis           1995   1995 - Present         Putnam Management
Managing Director

Michael P. Stack           1997   1997 - Present         Putnam Management
Senior Vice President             Prior to Nov. 1997     Independence
                                                         Investment Associates,
                                                         Inc.

Paul E. Marrkand           2000   1987 - Present         Putnam Management
Senior Vice President

Kevin M. Divney            2000   1997 - Present         Putnam Management
Senior Vice President             Prior to June 1997     Franklin Portfolio

James C. Wiess             2000   2000 - Present         Putnam Management
Senior Vice President             Prior to April 2000    JP Morgan
------------------------------------------------------------------------------
Putnam VT Voyager Fund II
------------------------------------------------------------------------------
Roland W. Gillis           2000   1995 - Present         Putnam Management
Managing Director

Jeffrey R. Lindsey         2000   1994 - Present         Putnam Management
Managing Director
------------------------------------------------------------------------------

How to buy and sell  fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order, except that, in the case of Putnam VT Money Market Fund, purchases will not be affected until the next determination of net asset value after federal funds have been made available to the Trust. Orders for purchases or sales of shares of a fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.


Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

How do the funds price their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund (other than Putnam VT Money Market Fund) values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. Putnam VT Money Market Fund values all of its investments at amortized cost.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments (other than Putnam VT Money Market Fund) occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

Each fund (other than Putnam VT Money Market Fund) will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Putnam VT Money Market Fund will declare a dividend of its net investment income daily and distribute such dividend monthly. Each month's distributions will be paid on the first business day of the next month. Since the net income of Putnam VT Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 immediately after each determination and dividend declaration.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date, except that with respect to Putnam VT Money Market Fund, distributions are reinvested using the net asset value determined on the day following the distribution payment date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.


Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.


In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

A fund's investments in foreign securities may be subject to withholding taxes. In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.




CLASS IA SHARES
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

                                   Investment Operations                                    Less Distributions:

                                                                                                                    In Excess
                       Net Asset                  Net Realized                             In Excess    From Net      of Net
                         Value,        Net       and Unrealized   Total from    From Net     of Net      Realized     Realized
                       Beginning   Investment    Gain (Loss) on   Investment   Investment  Investment    Gain on      Gain on
Year ended             of Period  Income (Loss)    Investments    operations     Income      Income    Investments  Investments
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT American
Government Income Fund
2000*******             $10.00      $.59(a)(b)        $.62          $1.21        $(.22)       $--         $(.11)        $--
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific
Growth Fund
2000                    $17.29     $(.01)(a)        $(7.41)        $(7.42)       $(.55)       $--         $(.01)        $--
1999                      8.33      (.01)(a)          8.97           8.96           --         --            --          --
1998                      9.20       .08(a)           (.56)          (.48)        (.38)        --            --          --
1997                     11.01       .07             (1.66)         (1.59)        (.22)        --            --          --
1996                     10.23       .05               .88            .93         (.15)        --            --          --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital
Appreciation Fund
2000*********           $10.00     $(.07)(a)         $(.87)         $(.94)         $--        $--           $--         $--
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified
Income Fund
2000                     $9.92      $.80(a)          $(.78)          $.02        $(.79)       $--         $  --         $--
1999                     10.49       .80(a)           (.63)           .17         (.74)        --            --          --
1998                     11.31       .86(a)           (.99)          (.13)        (.48)        --          (.21)         --
1997                     11.27       .82(a)           (.05)           .77         (.63)        --          (.10)         --
1996                     11.03       .80(a)            .11            .91         (.67)        --            --          --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT The George
Putnam Fund of Boston
2000                     $9.98      $.19(a)           $.79           $.98          $--        $--           $--         $--
1999                     10.28       .32(a)           (.36)          (.04)        (.23)        --          (.02)         --
1998****                 10.00       .18(a)(b)         .19            .37         (.09)        --            --          --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset
Allocation Fund
2000                    $19.60      $.48(a)         $(1.32)         $(.84)       $(.34)       $--        $(1.76)        $--
1999                     18.94       .41(a)           1.69           2.10         (.38)        --         (1.06)         --
1998                     18.76       .46(a)           2.00           2.46         (.43)        --         (1.85)         --
1997                     17.25       .50              2.63           3.13         (.60)        --         (1.02)         --
1996                     16.15       .43              1.94           2.37         (.44)        --          (.83)         --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global
Growth Fund
2000                    $30.49     $(.08)(a)        $(7.36)        $(7.44)       $(.18)       $--        $(4.77)        $--
1999                     20.28      (.02)(a)         12.09          12.07         (.09)        --         (1.77)         --
1998                     18.34       .05(a)           5.01           5.06         (.52)        --         (2.60)         --
1997                     16.88       .13              2.18           2.31         (.41)        --          (.44)         --
1996                     15.18       .17              2.35           2.52         (.25)        --          (.57)         --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and
Income Fund
2000                    $26.80      $.40(a)          $1.49          $1.89        $(.50)       $--        $(2.34)        $--
1999                     28.77       .47(a)           0.01            .48         (.41)        --         (2.04)         --
1998                     28.32       .44(a)           3.77           4.21         (.50)        --         (3.26)         --
1997                     24.56       .48              5.07           5.55         (.52)        --         (1.27)         --
1996                     21.47       .65(a)           3.84           4.49         (.51)        --          (.89)         --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth
Opportunities Fund
2000*******             $10.00     $(.02)(a)        $(2.18)        $(2.20)         $--        $--           $--         $--
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health
Sciences Fund
2000                    $10.50      $.01(a)          $4.10          $4.11          $--        $--           $--         $--
1999                     10.94       .01(a)           (.44)          (.43)        (.01)        --            --          --
1998****                 10.00       .01(a)(b)         .94            .95         (.01)        --            --          --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield
Fund
2000                    $11.09     $1.14(a)         $(1.97)         $(.83)      $(1.28)       $--           $--         $--
1999                     11.70      1.13(a)           (.48)           .65        (1.26)        --            --          --
1998                     13.62      1.31(a)          (1.98)          (.67)       (1.08)        --          (.17)         --
1997                     12.96      1.06               .65           1.71         (.94)        --          (.11)         --
1996                     12.37      1.18(a)            .32           1.50         (.91)        --            --          --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
2000                    $12.52      $.84(a)           $.11           $.95        $(.86)       $--           $--         $--
1999                     13.73       .78(a)          (1.05)          (.27)        (.73)        --          (.21)         --
1998                     13.42       .82(a)            .24           1.06         (.73)      (.02)           --          --
1997                     13.21       .88               .18           1.06         (.85)        --            --          --
1996                     13.74       .81              (.52)           .29         (.82)        --            --          --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT International
Growth Fund
2000                    $21.66      $.31(a)         $(2.05)        $(1.74)       $(.41)       $--        $(1.79)        $--
1999                     13.52       .08(a)           8.06           8.14           --         --            --          --
1998                     11.43       .11(a)           2.03           2.14         (.04)        --            --          --
1997**                   10.00       .05(b)           1.56           1.61         (.05)      (.02)         (.04)       (.06)
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT International
Growth and Income Fund
2000                    $15.25      $.16(a)           $.05            $21        $(.68)       $--        $(1.50)        $--
1999                     12.24       .21(a)           2.80           3.01           --         --            --          --
1998                     11.53       .23(a)           1.06           1.29         (.11)        --          (.22)       (.19)
1997**                   10.00       .07              1.87           1.94         (.08)      (.05)         (.28)         --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT International
New Opportunities Fund
2000                    $23.31     $(.11)(a)        $(8.45)        $(8.56)       $(.01)       $--        $(1.03)        $--
1999                     11.49      (.05)(a)         11.88          11.83         (.01)        --            --          --
1998                      9.96      (.04)(a)(b)       1.59           1.55         (.02)        --            --          --
1997**                   10.00       .01(b)           (.02)          (.01)        (.01)      (.02)           --          --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
2000                    $15.16      $.01(a)         $(2.81)        $(2.80)         $--        $--           $--         $--
1999                     11.65       .01(a)           3.50           3.51           --         --            --          --
1998****                 10.00       .02(a)(b)        1.65           1.67         (.01)        --            --          --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market
Fund
2000                     $1.00    $.0588               $--         $.0588      $(.0588)       $--           $--         $--
1999                      1.00     .0476                --          .0476       (.0476)        --            --          --
1998                      1.00     .0510                --          .0510       (.0510)        --            --          --
1997                      1.00     .0509                --          .0509       (.0509)        --            --          --
1996                      1.00     .0497                --          .0497       (.0497)        --            --          --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT New
Opportunities Fund
2000                    $43.54     $(.13)(a)       $(10.03)       $(10.16)         $--        $--        $(3.49)        $--
1999                     26.06      (.08)(a)         17.93          17.85           --         --          (.37)         --
1998                     21.23      (.04)             5.19           5.15           --         --          (.32)         --
1997                     17.22        --(e)           4.01           4.01           --         --            --          --
1996                     15.63      (.01)             1.60           1.59           --         --            --          --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
2000                    $11.86      $.21(a)          $2.27          $2.48        $(.18)       $--         $(.64)        $--
1999                     12.03       .18(a)           (.14)           .04           --(e)      --          (.21)         --
1998                     11.76       .16(a)            .57            .73         (.23)        --          (.23)         --
1997**                   10.00       .18(a)           1.58           1.76           --         --            --          --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC &
Emerging Growth Fund
2000                    $22.79     $(.08)(a)       $(11.42)       $(11.50)         $--        $--         $(.23)        $--
1999                     10.09      (.08)(a)(b)      12.84          12.76           --         --          (.06)         --
1998****                 10.00      (.01)(a)(b)        .10            .09           --         --            --          --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
2000                    $14.69      $.07(a)          $(.34)         $(.27)         $--        $--         $(.10)        $--
1999                     11.93       .05(a)(b)        3.20           3.25         (.03)        --          (.46)         --
1998*****                10.00       .02(a)(b)        1.93           1.95         (.01)        --          (.01)         --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap
Value Fund
2000                    $10.31      $.07(a)          $2.47          $2.54        $(.04)       $--          $--          $--
1999******               10.00      (.02)(a)           .37            .35           --         --           --         (.03)
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Technology Fund
2000********            $10.00     $(.07)(a)        $(2.95)        $(3.02)         $--        $--          $--          $--
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities
Growth and Income Fund
2000                    $16.97      $.49(a)          $2.25          $2.74        $(.57)       $--       $(1.01)         $--
1999                     18.19       .52(a)           (.72)          (.20)        (.50)        --         (.52)          --
1998                     17.14       .54(a)           1.90           2.44         (.51)        --         (.88)          --
1997                     14.80       .53              3.11           3.64         (.55)        --         (.75)          --
1996                     13.28       .54              1.49           2.03         (.51)        --           --           --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
2000                    $20.68     $(.05)(a)         $(.73)         $(.78)         $--        $--        $(.25)         $--
1999                     14.72      (.05)(a)          7.64           7.59           --         --        (1.63)          --
1998                     12.32      (.02)(a)          2.42           2.40           --         --           --           --
1997**                   10.00        --(e)           2.32           2.32           --(e)      --           --           --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
2000                    $66.25      $.04(a)         $(8.96)        $(8.92)       $(.02)       $--       $(8.49)         $--
1999                     45.85       .03(a)          24.59          24.62         (.05)        --        (4.17)          --
1998                     39.08       .05(a)           9.26           9.31         (.10)        --        (2.44)          --
1997                     32.53       .10              8.01           8.11         (.07)        --        (1.49)          --
1996                     30.50       .09              3.75           3.84         (.13)        --        (1.68)          --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager
Fund II
2000*********           $10.00     $(.05)(a)        $(2.77)        $(2.82)         $--        $--          $--          $--
--------------------------------------------------------------------------------------------------------------------------------




                                                            Total                                     Ratio of Net
                                                         Investment                     Ratio of       Investment
                 From                      Net Asset      Return at     Net Assets     Expenses to   Income (Loss)
               Return of     Total        Value,  End     Net Asset    End of Period   Average Net    to  Average     Portfolio
Year ended      Capital   Distributions    of Period     Value(%)(c)  (in thousands)   Assets(%)(d)   Net Assets(%)  Turnover(%)
--------------------------------------------------------------------------------------------------------------------------------
Putnam American
Government Income
Fund
2000*******     $--         $(.33)          $10.88          12.11*        $17,992         .82(b)         5.20(b)*      336.72
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Asia
Pacific Growth
Fund
2000            $           $(.56)           $9.31         (44.21)       $105,373        1.07            (.10)         149.46
1999             --            --            17.29         107.56         250,986        1.13            (.09)         145.51
1998           (.01)         (.39)            8.33          (5.48)         90,667        1.12            1.01          136.49
1997             --          (.22)            9.20         (14.66)        112,902        1.07             .70          102.92
1996             --          (.15)           11.01           9.10         130,548        1.23             .84           66.10
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital
Appreciation
Fund
2000*********   $--           $--            $9.06          (9.40)*        $2,258        1.18*           (.72)*         89.87*
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Diversified
Income Fund
2000            $--         $(.79)           $9.15           0.19        $537,743         .78            8.62          169.27
1999             --          (.74)            9.92           1.66         623,737         .78            7.86          117.02
1998             --          (.69)           10.49          (1.37)        669,053         .78            7.94          186.80
1997             --          (.73)           11.31           7.38         608,148         .80            7.43          282.56
1996             --          (.67)           11.27           8.81         494,811         .83            7.45          235.53
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT The
George Putnam
Fund of Boston
2000            $--           $--           $10.96           9.82        $305,564         .76            3.44          154.53
1999           (.01)         (.26)            9.98          (0.36)        276,553         .83            3.04          173.41
1998****         --          (.09)           10.28           3.69*        113,202         .57(b)*        1.84(b)*       99.85*
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Global Asset
Allocation
Fund
2000            $--        $(2.10)          $16.66          (4.87)       $815,135         .79            2.73          159.03
1999             --         (1.44)           19.60          11.85       1,001,087         .77            2.22          149.82
1998             --         (2.28)           18.94          13.47       1,020,354         .78            2.54          133.80
1997             --         (1.62)           18.76          19.67         956,532         .77            3.01          181.05
1996             --         (1.27)           17.25          15.62         747,734         .83            3.08          165.03
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Global
Growth
Fund
2000            $--        $(4.95)          $18.10         (29.64)     $2,018,743         .76            (.32)         170.41
1999             --         (1.86)           30.49          65.00       3,090,073         .73            (.09)         154.88
1998             --         (3.12)           20.28          29.71       1,987,094         .72             .26          164.56
1997             --          (.85)           18.34          14.33       1,611,503         .75             .77          158.37
1996             --          (.82)           16.88          17.20       1,344,887         .76            1.25           79.18
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Growth and
Income Fund
2000            $--        $(2.84)          $25.85           8.11      $8,675,872         .50            1.63           55.04
1999             --         (2.45)           26.80           1.59       9,567,077         .50            1.66           53.68
1998             --         (3.76)           28.77          15.42       9,948,386         .50            1.59           63.62
1997             --         (1.79)           28.32          24.15       8,337,334         .51            2.08           64.96
1996             --         (1.40)           24.56          21.92       5,679,100         .54            2.90           39.57
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Growth
Opportunities
Fund
2000*******     $--           $--            $7.80         (22.00)*       $77,022         .80*           (.23)*         57.60*
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Health
Sciences
Fund
2000            $--           $--           $14.61          39.14        $497,695         .79             .06           49.10
1999             --          (.01)           10.50          (3.93)        218,848         .83             .14           82.45
1998****         --(e)       (.01)           10.94           9.51*        134,436         .61(b)*         .14(b)*       39.68*
--------------------------------------------------------------------------------------------------------------------------------
Putnam High
Yield Fund
2000            $--        $(1.28)           $8.98          (8.45)       $709,534         .74           11.46           69.05
1999             --         (1.26)           11.09           5.92         964,590         .72           10.18           52.96
1998             --         (1.25)           11.70          (5.86)      1,032,892         .71           10.31           52.00
1997             --         (1.05)           13.62          14.34       1,025,298         .72            9.26           84.61
1996             --          (.91)           12.96          12.81         769,918         .76            9.57           62.72
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Income Fund
2000            $--         $(.86)          $12.61           8.01        $806,452         .67            6.94          238.00
1999             --          (.94)           12.52          (2.07)        935,800         .67            6.07          220.90
1998             --          (.75)           13.73           8.25       1,000,161         .67            6.13          233.04
1997             --          (.85)           13.42           8.64         789,540         .69            6.58          194.29
1996             --          (.82)           13.21           2.42         778,924         .69            6.48          142.49
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
Growth Fund
2000            $--        $(2.20)          $17.72          (9.48)       $696,527         .94            1.62           78.84
1999             --            --            21.66          60.21         627,368        1.02             .51          107.38
1998           (.01)         (.05)           13.52          18.69         317,602        1.07             .84           98.31
1997**         (.01)         (.18)           11.43          16.13         150,884        1.20(b)          .79(b)        75.18
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
Growth and
Income Fund
2000            $--        $(2.18)          $13.28           1.36        $393,973         .97            1.15           82.02
1999             --            --            15.25          24.59         387,504         .98            1.50           92.27
1998           (.06)         (.58)           12.24          11.28         305,047         .99            1.86           62.61
1997**           --          (.41)           11.53          19.43         206,598        1.12            1.11           53.20
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
New
Opportunities
Fund
2000            $--(e)     $(1.04)          $13.71         (38.56)       $255,447        1.21            (.57)         189.71
1999             --          (.01)           23.31         102.96         330,982        1.41            (.36)         196.53
1998             --          (.02)           11.49          15.58         135,451        1.60(b)         (.36)(b)      157.72
1997**           --          (.03)            9.96           (.10)        107,000        1.60(b)          .09(b)       131.89
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Investors
Fund
2000            $--           $--           $12.36         (18.47)       $905,213         .65             .08           76.32
1999             --            --            15.16          30.13         867,151         .71             .05           65.59
1998****       (.01)         (.02)           11.65          16.66*        243,296         .57(b)*         .l9(b)*       42.97*
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Money Market
Fund
2000            $--       $(.0588)           $1.00           6.03        $637,405         .50            5.87              --
1999             --        (.0476)            1.00           4.86         823,013         .49            4.77              --
1998             --        (.0510)            1.00           5.19         595,158         .53            5.04              --
1997             --        (.0509)            1.00           5.22         405,577         .54            5.10              --
1996             --        (.0497)            1.00           5.08         437,132         .53            4.93              --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT New
Opportunities
Fund
2000            $--        $(3.49)          $29.89         (26.09)     $4,992,696         .57            (.31)          53.64
1999             --          (.37)           43.54          69.35       6,432,227         .59            (.28)          71.14
1998             --          (.32)           26.06          24.38       3,586,225         .61            (.16)          59.75
1997             --            --            21.23          23.29       2,590,244         .63            (.01)          71.78
1996             --            --            17.22          10.17       1,674,197         .72            (.13)          57.94
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT
New Value
Fund
2000            $--         $(.82)          $13.52          22.59        $302,930         .79            1.75           83.62
1999             --          (.21)           11.86            .27         249,092         .80            1.40           98.21
1998             --          (.46)           12.03           6.26         255,754         .81            1.34          130.96
1997**           --            --            11.76          17.60         195,391         .85            1.59           64.15
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT
OTC &
Emerging
Growth Fund
2000            $--(e)      $(.23)          $11.06         (51.03)       $217,797         .81            (.42)          88.63
1999             --          (.06)           22.79         126.52         207,003         .90(b)         (.55)(b)      127.98
1998****         --(e)         --            10.09            .94*         28,059         .60(b)*        (.16)(b)*      59.93*
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Research Fund
2000            $--         $(.10)          $14.32          (1.84)       $222,579         .78             .47          161.52
1999             --          (.49)           14.69          27.58         134,115         .85(b)          .34(b)       169.16
1998*****        --          (.02)           11.93          19.51*         22,626         .22(b)*         .19(b)*       19.76*
--------------------------------------------------------------------------------------------------------------------------------
Putnam Small
Cap Value
Fund
2000            $--         $(.04)          $12.81          24.62         $59,483        1.10             .59           34.05
1999******     (.01)         (.04)           10.31           3.47*         12,298        1.29*           (.24)*         48.24*
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Technology
Fund
2000********    $--           $--            $6.98         (30.20)        $16,743        1.04*           (.78)*        150.70*
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Utilities
Growth and
Income Fund
2000            $--        $(1.58)          $18.13          17.61        $958,078         .72            2.94           28.88
1999             --         (1.02)           16.97           (.66)        945,581         .71            3.02           26.16
1998             --         (1.39)           18.19          14.92       1,015,327         .72            3.19           24.77
1997             --         (1.30)           17.14          27.10         822,257         .74            3.63           42.46
1996             --          (.51)           14.80          15.80         657,429         .73            4.22           61.94
--------------------------------------------------------------------------------------------------------------------------------
Putnam Vista
Fund
2000            $--         $(.25)          $19.65          (3.98)       $767,550         .67            (.22)         104.60
1999             --         (1.63)           20.68          52.90         542,491         .75            (.29)         133.32
1998             --            --            14.72          19.48         311,612         .77            (.12)         116.48
1997**           --(e)         --            12.32          23.21         170,660         .87              --           75.43
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Voyager Fund
2000            $--        $(8.51)          $48.82         (16.41)     $7,326,157         .56             .07           92.54
1999             --         (4.22)           66.25          58.22       9,130,197         .57             .05           85.13
1998             --         (2.54)           45.85          24.36       5,803,073         .58             .14           62.99
1997             --         (1.56)           39.08          26.51       4,538,535         .59             .30           82.00
1996             --         (1.81)           32.53          12.97       3,281,490         .63             .36           63.87
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Voyager
Fund II
2000*********   $--           $--            $7.18         (28.20)*        $3,174         .85*           (.67)*         28.20*

--------------------------------------------------------------------------------------------------------------------------------

          * Not annualized.

         ** For the period January 2, 1997 (commencement of operations) to December 31, 1997.

        *** For the period April 6, 1998 (commencement of operations) to December 31, 1998.

       **** For the period April 30, 1998 (commencement of operations) to December 31, 1998.

      ***** For the period September 30, 1998 (commencement of operations) to December 31, 1998.

     ****** For the period April 30, 1999 (commencement of operations) to December 31, 1999.

    ******* For the period February 1, 2000 (commencement of operations) to December 31, 2000.

   ******** For the period June 14, 2000 (commencement of operations) to December 31, 2000.

  ********* For the period September 29, 2000 (commencement of operations) to December 31, 2000.

          a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

          b Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the following funds reflect a reduction of approximately the amounts per share noted for the following periods ended:



                                                                   12/31/00   12/31/99   12/31/98     12/31/97
                                                                   -------------------------------------------
            Putnam VT American Government Income Fund Class IA       0.02
            Putnam VT The George Putnam Fund of Boston Class IA                            0.03
            Putnam VT Health Sciences Fund Class IA                                        0.01
            Putnam VT International Growth Fund Class IA                                                 0.01
            Putnam VT International New Opportunities Fund Class IA                   less than .01      0.02
            Putnam VT Investors Fund Class IA                                         less than .01
            Putnam VT OTC & Emerging Growth Fund Class IA                       0.02       0.06
            Putnam VT Research Fund Class IA                                    0.01       0.03

          c Total return assumes dividend reinvestment.

          d Includes amounts paid through expense offset and brokerage service arrangements.

          e Net investment income, distributions from net investment income and returns of capital were less than $0.01 per share.




For more information about the funds of Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS


     One Post Office Square
     Boston, Massachusetts 02109
     1-800-225-1581

     Address correspondence to
     Putnam Investor Services
     P.O. Box 989
     Boston, Massachusetts 02103

     www.putnaminvestments.com

     File No. 811--5346







Prospectus

April 30, 2001

Putnam Variable Trust
Class IB Shares

Growth Funds
Putnam VT Asia Pacific Growth Fund


Putnam VT Capital Appreciation Fund
Putnam VT Global Growth Fund


Putnam VT Growth Opportunities Fund
Putnam VT Health Sciences Fund
Putnam VT International Growth Fund

Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT New Opportunities Fund

Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Technology Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Voyager Fund II

Asset Allocation Fund
Putnam VT Global Asset Allocation Fund

Growth and Income Funds
Putnam VT The George Putnam Fund of Boston

Putnam VT Growth and Income Fund
Putnam VT International Growth and Income Fund

Putnam VT New Value Fund
Putnam VT Small Cap Value Fund
Putnam VT Utilities Growth and Income Fund

Income Funds
Putnam VT American Government Income Fund
Putnam VT Diversified Income Fund
Putnam VT High Yield Fund
Putnam VT Income Fund

Money Market Fund
Putnam VT Money Market Fund


This prospectus explains what you should know about the funds in Putnam Variable Trust, which are available for purchase by separate accounts of insurance companies.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2 Fund summaries (including Goal, Main investment strategies, Main risks and Performance Information)

21  What are the funds' main investment strategies and related risks?

25  Who manages the funds?

28  How to buy and sell fund shares

28  Distribution Plan

28  How do the funds price their shares?

29  Fund distributions and taxes

29  Financial highlights

[SCALE LOGO OMITTED]


Fund summaries

The following summaries identify each fund's goal, main investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of the fund's class IB shares. A table following each chart compares the fund's performance to that of broad measures of market performance. Performance of class IB shares for the period prior to April 6, 1998 for Putnam VT Diversified Income Fund, Putnam VT Growth and Income Fund and Putnam VT International Growth and Income Fund, and prior to April 30, 1998 for Putnam VT Asia Pacific Growth Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund are based upon the performance of class IA shares of the fund, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. Of course, a fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in any of the funds. A fund may not achieve its goal, and none of the funds is intended as a complete investment program. An investment in any fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Putnam VT Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in that fund.


PUTNAM VT AMERICAN GOVERNMENT INCOME FUND

GOAL

The fund seeks high current income with preservation of capital as its secondary objective.

MAIN INVESTMENT STRATEGIES -- U.S. GOVERNMENT BONDS

We invest mainly in bonds that

* are obligations of the U.S. government, its agencies and instrumentalities,

* are backed by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds, or by the credit of a federal agency or government sponsored entity, such as Fannie Mae mortgage-backed bonds, and

* have intermediate to long-term maturities (three years or longer).

We may also invest in mortgage-backed investments of private issuers rated AAA or its equivalent, at the time of purchase, by a nationally recognized securities rating agency, or if unrated, that we determine to be of comparable quality.

Under normal market conditions, we invest at least 65% of the fund's total assets in U.S. government securities. We may invest up to 35% of its total assets in mortgage-backed securities that are privately issued and not supported by the credit of any government agency or instrumentality.

MAIN RISKS

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. This credit risk is higher for debt that is not backed by the full faith and credit of the U.S. government.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.


PUTNAM VT ASIA PACIFIC GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- ASIAN AND PACIFIC BASIN STOCKS

We invest mainly in common stocks of Asian or Pacific Basin companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

Under normal market conditions, we invest at least 85% of the fund's total assets in Asian or Pacific Basin companies. To determine whether a company is Asian or Pacific Basin, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits. Asian and Pacific Basin countries may include, for example, Australia, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, Taiwan and Thailand.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risks of investing mostly in one geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting Asian and Pacific Basin investments is significantly greater than it would be for a more geographically diversified fund, which may result in greater losses and volatility.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1996         8.94%
1997       -14.78%
1998        -5.53%
1999       107.08%

2000       -44.34%


Year-to-date performance through 3/31/2001 was -11.82%. During the periods shown in the bar chart, the highest return for a quarter was 41.63%(quarter ending 12/31/99) and the lowest return for a quarter was -17.16% (quarter ending 12/31/00).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                         Since
                                   Past       Past     inception
                                  1 year     5 years    (5/1/95)
-------------------------------------------------------------------------------
Class IB                         -44.34%      0.21%      0.58%
MSCI Pacific Index               -25.78%     -3.97%     -3.48%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1995. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) Pacific Index, an unmanaged index of equity securities issued by companies located in one of five Asian countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia, with all values expressed in U.S. dollars.


PUTNAM VT CAPITAL  APPRECIATION FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We may invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT DIVERSIFIED INCOME FUND

GOAL

The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

We invest mainly in bonds that

* are obligations of corporations and governments worldwide,

* are either investment-grade or below investment-grade (high yield or junk bonds) and

* have intermediate to long-term maturities (three years or longer).

Under normal market conditions, we invest 15% - 65% of the fund's net assets in each of these three sectors:

* U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. corporations.

* High yield sector: lower-rated bonds of U.S. corporations.

* International sector: bonds of foreign governments and corporations, including both investment-grade and lower-rated securities.

MAIN RISKS

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. Because the fund invests significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments in which the fund may invest may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments in foreign markets. These risks are increased for investments in emerging markets.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1994        -4.38%
1995        18.95%
1996         8.65%
1997         7.22%
1998        -1.60%
1999         1.65%

2000        -0.07%

Year-to-date performance through 3/31/2001 was 2.45%. During the periods shown in the bar chart, the highest return for a quarter was 5.93%(quarter ending 6/30/95) and the lowest return for a quarter was -4.94% (quarter ending 9/30/98).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                         Since
                                   Past       Past     inception
                                  1 year     5 years   (9/15/93)
-------------------------------------------------------------------------------
Class IB                          -0.07%      3.08%      4.24%
Lehman Brothers Aggregate
Bond Index                        11.63%      6.45%      6.45%
Salomon Brothers Non-U.S.
World Government Bond Index       -2.63%      1.64%      4.51%
Credit Suisse First Boston
High Yield Bond Index             -5.21%      4.51%      5.88%
-------------------------------------------------------------------------------
The fund's performance is compared to the Lehman Brothers Aggregate Bond
Index, an unmanaged index that is frequently used as a broad market measure for U.S denominated investment-grade fixed-income securities; the Salomon Brothers Non-U.S. World Government Bond Index, an unmanaged index of bonds issued by ten countries, excluding the United States; and the Credit Suisse First Boston High Yield Bond Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds.


PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON

GOAL

The fund seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS AND BONDS

We invest mainly in a combination of bonds and U.S. value stocks, with a greater focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). We invest mainly in large companies.

Under normal market conditions, we invest at least 25% of the fund's total assets in fixed-income securities, including debt securities, preferred stocks, and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk that prices of bonds we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that issuers of bonds we buy will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1999            -0.41%

2000             9.62%

Year-to-date performance through 3/31/2001 was -1.80%. During the periods shown in the bar chart, the highest return for a quarter was 5.25% (quarter ending 9/30/00) and the lowest return for a quarter was -6.89% (quarter ending 9/30/99).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                              Past     inception
                                             1 year    (4/30/98)
-------------------------------------------------------------------------------
Class IB                                      9.62%      4.75%
S&P 500 Index                                -9.10%      8.03%
Lehman Brothers Government/Corporate
Bond Index                                   11.84%      6.19%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended July 31, 1999. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to the Lehman Brothers Government/Corporate Bond Index, an unmanaged index of publicly issued U.S. governmental and corporate debt obligations used as a general measure of the performance of fixed-income securities.


PUTNAM VT GLOBAL ASSET ALLOCATION FUND

GOAL

The fund seeks a high level of long-term total return consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- ASSET ALLOCATION

We invest in a wide variety of equity and fixed-income securities both of U.S. and foreign issuers. We may invest in securities in the following four investment categories, which we believe represent large, well-differentiated classes of securities with distinctive investment characteristics:

* U.S. Equities: This sector will invest primarily in growth and value stocks of U.S. companies. Growth stocks are issued by companies whose earnings we believe are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock. Value stocks are those we believe are currently undervalued compared to their true worth. If we are correct and other investors recognize the value of the company, the price of the stock may rise.

* International Equities: This sector will invest primarily in growth and value stocks principally traded in foreign securities markets.

* U.S. Fixed-income: This sector will invest primarily in fixed-income securities of U.S. companies or the U.S. government, its agencies or instrumentalities, mortgage-backed and asset-backed securities, convertible securities and preferred stock.

* International Fixed-income: This sector will invest primarily in fixed-income securities denominated in foreign currencies of non-U.S. companies or foreign governmental issuers or supranational agencies.

The allocation of fund assets assigned to each investment category will be reevaluated at least quarterly based on an assessment of the relative market opportunities and risks of each investment category taking into account various economic and market factors. The fund may from time to time invest in all or any one of the investment categories as we may consider appropriate in response to changing market conditions. We expect that under normal market conditions the fund will invest a majority of its assets in equity securities. We can invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk that prices of bonds we buy will fall if interest rates rise. Interest rate risk is generally highest for investments with longer maturities.

* The risk that issuers of bonds we buy will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1991                    18.84%
1992                     6.13%
1993                    17.30%
1994                    -2.64%
1995                    24.92%
1996                    15.45%
1997                    19.49%
1998                    13.53%
1999                    11.76%

2000                    -4.87%

Year-to-date performance through 3/31/2001 was -9.54%. During the periods shown in the bar chart, the highest return for a quarter was 14.57% (quarter ending 12/31/98) and the lowest return for a quarter was -10.30% (quarter ending 9/30/98).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year    5 years    10 years
-------------------------------------------------------------------------------
Class IB                          -4.87%     10.72%     11.56%
MSCI World Index                 -13.18%     12.11%     11.93%
-------------------------------------------------------------------------------

The fund's performance is compared to the Morgan Stanley Capital
International (MSCI) World Index, an unmanaged index of global equity securities, with all values expressed in U.S. dollars.


PUTNAM VT GLOBAL GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GLOBAL GROWTH STOCKS

We invest mainly in common stocks of companies worldwide. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

Under normal market conditions, we invest at least 65% of the fund's total assets in the equity securities of companies located in at least three different countries, one of which may be the United States. To determine whether a company is located in a particular country, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1991     14.84%
1992     -0.51%
1993     32.20%
1994     -1.11%
1995     15.50%
1996     17.03%
1997     14.16%
1998     29.65%
1999     64.56%

2000    -29.75%


Year-to-date performance through 3/31/2001 was -25.07%. During the periods shown in the bar chart, the highest return for a quarter was 47.91% (quarter ending 12/31/99) and the lowest return for a quarter was -17.07% (quarter ending 12/31/00).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IB                         -29.75%     14.90%     13.20%
MSCI All-Country World
Free Index                       -13.94%     11.62%     12.04%
-------------------------------------------------------------------------------
The fund's performance is compared to the Morgan Stanley Capital
International (MSCI) All-Country World Free Index, an unmanaged index of global equity securities of companies in 47 Developed and Emerging Market Countries in the Americas, Europe/Middle East and Asia/Pacific Region with all values expressed in U.S. dollars.

PUTNAM VT GROWTH AND INCOME FUND

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1991    18.87%
1992     9.59%
1993    14.09%
1994     0.20%
1995    36.51%
1996    21.73%
1997    23.96%
1998    15.29%
1999     1.47%

2000     7.92%

Year-to-date performance through 3/31/2001 was -5.31%. During the periods shown in the bar chart, the highest return for a quarter was 16.59% (quarter ending 12/31/98) and the lowest return for a quarter was -10.14% (quarter ending 9/30/99).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IB                           7.92%     13.76%     14.50%
S&P 500 Index                     -9.10%     18.32%     17.45%
-------------------------------------------------------------------------------

The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT GROWTH OPPORTUNITIES FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest in a relatively small number of companies that we believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of loss from investing in fewer issuers than a fund that invests more broadly. This increases the fund's vulnerability to factors affecting a single investment and can result in greater fund losses and volatility.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT HEALTH SCIENCES FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies in the health sciences industries, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized and large companies.

Under normal market conditions, we invest at least 80% of the fund's total assets in securities of (a) companies that derive at least 50% of their assets, revenues or profits from the pharmaceutical, health care services, applied research and development and medical equipment and supplies industries, or (b) companies we think have the potential for growth as a result of their particular products, technology, patents or other market advantages in the health sciences industries. Investments in companies described in (b) will not usually represent more than 15% of the fund's health sciences investments.

Industry focus. We invest primarily in companies that provide health care services, applied research and development, pharmaceutical products, and medical equipment and supplies, and companies that we believe will grow as a result of their products, patents or other market advantages in the health sciences industries. Events that affect the health sciences industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples include technological advances that make existing products and services obsolete, and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and use of managed care arrangements may be more likely to adversely affect the fund.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in a single group of industries. Investments in the health sciences industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This increases the fund's vulnerability to factors affecting a single group of industries. This risk is significantly greater than for a fund that invests in a broader range of industries, and may result in greater losses and volatility.

* The risk of loss from investing in fewer issuers than a fund that invests more broadly. The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund. This increases the fund's vulnerability to factors affecting a single investment and can result in greater fund losses and volatility.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1999    -3.90%
2000    38.86%


Year-to-date performance through 3/31/2001 was -22.57%. During the periods shown in the bar chart, the highest return for a quarter was 14.57% (quarter ending 3/31/00) and the lowest return for a quarter was -5.59% (quarter ending 9/30/99).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                              Past     inception
                                             1 year    (4/30/98)
-------------------------------------------------------------------------------
Class IB                                     38.86%     15.22%
S&P 500 Index                                -9.10%      8.03%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT HIGH YIELD FUND

GOAL

The fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

MAIN INVESTMENT STRATEGIES -- LOWER-RATED BONDS

We invest mainly in bonds that

* are obligations of U.S. corporations

* are below investment-grade in quality (junk bonds) and

* have intermediate to long-term maturities (three years or longer).

We normally invest at least 80% of the fund's total assets in debt securities, convertible securities or preferred stock that we believe are consistent with the fund's primary investment objective of high current income.

MAIN RISKS

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. Because the fund invests mainly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1991    44.01%
1992    18.80%
1993    19.39%
1994    -1.08%
1995    18.14%
1996    12.64%
1997    14.17%
1998    -5.90%
1999     5.81%

2000    -8.51%

Year-to-date performance through 3/31/2001 was 4.04%. During the periods shown in the bar chart, the highest return for a quarter was 19.74% (quarter ending 3/31/91) and the lowest return for a quarter was -9.95% (quarter ending 9/30/98).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IB                          -8.51%      3.22%     10.87%
Credit Suisse First Boston
High Yield Bond Index             -5.21%      4.51%     11.19%
-------------------------------------------------------------------------------
The fund's performance is compared to the Credit Suisse First Boston High
Yield Bond Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds.

PUTNAM VT INCOME FUND


GOAL

The fund seeks high current income consistent with what Putnam Management believes to be prudent risk.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

We invest mainly in bonds that

* are obligations of corporations and governments worldwide denominated in U.S. dollars

* are either investment-grade or below investment-grade (junk bonds) and

* have intermediate to long-term maturities (three years or longer).

MAIN RISKS

* The risk that the issuers of the fund's investments will fail to make timely payments of interest and principal. Because the fund invests significantly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

PERFORMANCE INFORMATION

Prior to April 9, 1999, the fund's policies required it to invest at least 25% of its assets in U.S. government securities and limited the amount of assets invested in securities rated below A. Consequently, the historic information in the table does not reflect the fund's performance under its current investment policies.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1991    17.10%
1992     7.33%
1993    11.11%
1994    -3.43%
1995    20.26%
1996     2.26%
1997     8.48%
1998     8.20%
1999    -2.16%

2000     7.79%

Year-to-date performance through 3/31/2001 was 3.12%. During the periods shown in the bar chart, the highest return for a quarter was 6.74% (quarter ending 6/30/95) and the lowest return for a quarter was -3.20% (quarter ending 3/31/96).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IB                           7.79%      4.82%      7.45%
Lehman Brothers Aggregate
Bond Index                        11.63%      6.45%      7.96%
-------------------------------------------------------------------------------

The fund's performance is compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds.


PUTNAM VT INTERNATIONAL GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL STOCKS

We invest mainly in common stocks of companies outside the United States that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

Under normal market conditions, we invest at least 65% of the fund's total assets in the equity securities of companies located in at least three countries other than the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998    18.47%
1999    60.10%

2000    -9.61%

Year-to-date performance through 3/31/2001 was -14.51%. During the periods shown in the bar chart, the highest return for a quarter was 35.44% (quarter ending 12/31/99) and the lowest return for a quarter was -18.92% (quarter ending 9/30/98).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                             1 year    (1/2/97)
-------------------------------------------------------------------------------
Class IB                                     -9.61%     18.79%
MSCI EAFE Index                             -14.17%      7.41%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND

GOAL

The fund seeks capital growth. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL VALUE STOCKS

We invest mainly in common stocks of companies outside the United States. We invest mainly in value stocks that offer the potential for income. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

Under normal market conditions, we invest at least 65% of the fund's total assets in the equity securities of companies located in at least three countries other than the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998    11.20%
1999    24.35%

2000     1.33%


Year-to-date performance through 3/31/2001 was -13.24%. During the periods shown in the bar chart, the highest return for a quarter was 16.51% (quarter ending 12/31/98) and the lowest return for a quarter was -17.32% (quarter ending 9/30/98).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                             1 year    (1/2/97)
-------------------------------------------------------------------------------
Class IB                                      1.33%     13.73%
MSCI EAFE Index                             -14.17%      7.41%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australia, and the Far East, with all values expressed in U.S. dollars.


PUTNAM VT INTERNATIONAL  NEW OPPORTUNITIES FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL GROWTH STOCKS

We invest mainly in common stocks of companies outside the United States. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size. We may invest in both established and developing (also known as emerging) markets.

Under normal market conditions, we invest at least 65% of the fund's total assets in the equity securities of companies located in at least three countries other than the United States. To determine whether a company is located outside of the United States, we look at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998     15.42%
1999    102.80%

2000    -38.67%

Year-to-date performance through 3/31/2001 was -22.60%. During the periods shown in the bar chart, the highest return for a quarter was 57.09% (quarter ending 12/31/99) and the lowest return for a quarter was -19.22% (quarter ending 6/30/00).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                             1 year    (1/2/97)
-------------------------------------------------------------------------------
Class IB                                    -38.67%      9.42%
MSCI EAFE Index                             -14.17%      7.41%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of international equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT INVESTORS FUND

GOAL

The fund seeks long-term growth of capital and any increased income that results from this growth.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1999     29.98%

2000    -18.64%

Year-to-date performance through 3/31/2001 was -20.15%. During the periods shown in the bar chart, the highest return for a quarter was 24.63% (quarter ending 12/31/99) and the lowest return for a quarter was -15.04% (quarter ending 12/31/00).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                         Since
                                              Past     inception
                                             1 year    (4/30/98)
-------------------------------------------------------------------------------
Class IB                                    -18.64%      8.14%
S&P 500 Index                                -9.10%      8.03%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT MONEY MARKET FUND

GOAL

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES -- INCOME

We seek to maintain a stable net asset asset value of $1.00 per share for the fund.

We invest primarily in instruments that:

* are high quality and

* have a short-term maturity.

Industry focus. We may invest without limit in money market investments from the banking, personal credit and business credit industries. We may invest over 25% of the fund's assets in money market investments from the personal credit or business credit industries only when we determine that the yields on those investments exceed the yields that are available from eligible investments of issuers in the banking industry. The value of the fund's shares may be more vulnerable than the values of shares of money market funds that invest in issuers in a greater number of industries. To the extent that a fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments affecting that industry cause the prices of related money market investments to fall.

MAIN RISKS

* The risk that the effects of inflation may erode the value of your investment over time.

* The risk that the fund will not maintain a net asset value of $1.00 per share, due to events such as a deterioration in the credit quality of issuers whose securities the fund holds, or an increase in interest rates.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1991    5.76%
1992    3.42%
1993    2.64%
1994    3.67%
1995    5.30%
1996    4.93%
1997    5.06%
1998    5.12%
1999    4.66%

2000    5.82%


Year-to-date performance through 3/31/2001 was 1.32%. During the periods shown in the bar chart, the highest return for a quarter was 1.64% (quarter ending 3/31/91) and the lowest return for a quarter was 0.63% (quarter ending 6/30/93).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IB                           5.82%      5.19%      4.64%
Merrill Lynch 91-Day
Treasury Bill Index                6.18%      5.38%      5.06%
Lipper Money Market Average        5.94%      5.18%      4.71%
-------------------------------------------------------------------------------

The fund's performance is compared to the Merrill Lynch 91-Day Treasury Bill Index, an unmanaged index that seeks to measure the performance of United States Treasury bills currently available in the marketplace and the Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper, Inc.

PUTNAM VT NEW OPPORTUNITIES FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks in sectors of the economy that we believe have high growth potential. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. The growth sectors we currently emphasize include communications, media/entertainment, medical technology/cost containment, industrial and environmental services, applied/advanced technology, financial services, consumer products and services and business services. We may invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in a limited group of sectors. This increases the fund's vulnerability to factors affecting a limited group of sectors. This risk is significantly greater than for a fund that invests in a broader range of sectors, and may result in greater losses and volatility.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1995     44.65%
1996     10.01%
1997     23.10%
1998     24.22%
1999     69.10%

2000    -26.20%


Year-to-date performance through 3/31/2001 was -27.31%. During the periods shown in the bar chart, the highest return for a quarter was 49.43% (quarter ending 12/31/99) and the lowest return for a quarter was -28.80% (quarter ending 12/31/00).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                   Past       Past    inception
                                  1 year     5 years   (5/2/94)
-------------------------------------------------------------------------------
Class IB                         -26.20%     15.98%     19.51%
Russell 2000 Index                -3.02%     10.31%     11.97%
Russell Midcap Growth Index      -11.75%     17.76%     18.32%
-------------------------------------------------------------------------------
The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1994. The fund's performance is compared to the Russell 2000 Index, an unmanaged index that is a commonly-used measure of small company performance, and the Russell Midcap Growth Index, an unmanaged index of common stocks of midsized companies that are also listed on the Russell 1000 Growth Index.
The fund's performance was previously compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. This index was replaced by the Russell 2000 Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year, 5-years and since inception periods ending on 12/31/00 were -9.10%, 18.32% and 19.70% for the Standard & Poor's 500 Index.

PUTNAM VT NEW VALUE FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in midsized and large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998     6.11%
1999     0.26%

2000    22.37%


Year-to-date performance through 3/31/2001 was 0.62%. During the periods shown in the bar chart, the highest return for a quarter was 16.34% (quarter ending 12/31/98) and the lowest return for a quarter was -13.68% (quarter ending 9/30/99).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                             1 year    (1/2/97)
-------------------------------------------------------------------------------
Class IB                                     22.37%     11.22%
Russell 3000 Value Index                      8.04%     15.23%
-------------------------------------------------------------------------------
The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Russell 3000 Value Index, an unmanaged index of Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The fund's performance was previously compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. This index was replaced by the Russell 3000 Value Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year and since inception periods ending on 12/31/00 were -9.10% and 17.20% for the Standard & Poor's 500 Index.


PUTNAM VT OTC & EMERGING  GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies traded in the over-the-counter (OTC) market and "emerging growth" companies listed on securities exchanges, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. Emerging growth companies are those we believe have a leading or proprietary position in a growing industry or are gaining market share in an established industry. We invest mainly in small and midsized companies.

Under normal market conditions, we invest at least 65% of the fund's total assets in common stocks traded in the over-the-counter (OTC) market and common stocks of "emerging growth" companies listed on securities exchanges. "Emerging growth" companies are companies that we believe have the potential for capital appreciation significantly greater than that of the market averages and that we believe are likely to have earnings that will increase over time.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1999    126.45%

2000    -51.09%

Year-to-date performance through 3/31/2001 was -43.79%. During the periods shown in the bar chart, the highest return for a quarter was 76.26% (quarter ending 12/31/99) and the lowest return for a quarter was -40.41% (quarter ending 12/31/00).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                         Since
                                              Past     inception
                                             1 year    (4/30/98)
-------------------------------------------------------------------------------
Class IB                                    -51.09%      4.22%
Russell 2500 Growth Index                   -16.09%      7.04%
-------------------------------------------------------------------------------
The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the Russell 2500 Growth Index, an unmanaged index of Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The fund's performance was previously compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance, and the Russell 2000 Growth Index, an unmanaged index of Russell 2000 Index companies with greater-than- average growth orientation. These two indexes were replaced by the Russell 2500 Growth Index, which is more representative of the fund's investment strategies. The average annual total returns for 1-year and since inception ending on 12/31/00 were -9.10% and 8.03% for the Standard & Poor's 500 Index, and -22.43% and -0.07% for the Russell 2000 Growth Index.

PUTNAM VT RESEARCH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1999	27.58%

2000	-1.98%

Year-to-date performance through 3/31/2001 was -16.90%. During the periods shown in the bar chart, the highest return for a quarter was 20.13% (quarter ending 12/31/99) and the lowest return for a quarter was -5.36% (quarter ending 9/30/99).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                             1 year   (9/30/98)
-------------------------------------------------------------------------------
Class IB                                     -1.98%     19.45%
S&P 500 Index                                -9.10%     13.66%
-------------------------------------------------------------------------------

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT SMALL CAP VALUE FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in small companies. These are companies of a size similar to those in the Russell 2000 Index, an index that measures the performance of small companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

2000	24.44%

Year-to-date performance through 3/31/2001 was 1.31%. During the periods shown in the bar chart, the highest return for a quarter was 8.61% (quarter ending 12/31/00) and the lowest return for a quarter was -0.18% (quarter ending 6/30/00).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                             1 year   (4/30/99)
-------------------------------------------------------------------------------
Class IB                                     24.44%     16.27%
Russell 2000 Value Index                     22.83%     13.05%
-------------------------------------------------------------------------------
The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 2000. The fund's performance is compared to the Russell 2000 Value Index, an unmanaged index that measures the performance of Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The fund's performance was previously compared to the Russell 2000 Index, an unmanaged index that is a commonly used measure of small company performance. This index was replaced by the Russell 2000 Value Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year and since inception periods ending on 12/31/00 were -3.02% and 8.21% for the Russell 2000 Index.

PUTNAM VT TECHNOLOGY FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies in technology industries that we believe offer the opportunity for gain. These types of stocks typically are considered growth stocks. Growth stocks are issued by companies that we believe are fast-growing and have earnings that we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size.

Under normal market conditions, we invest at least 65% of the fund's total assets in securities of companies in the technology industries that derive at least 50% of their assets, revenues or profits from the technology industries.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk of investing in a single group of industries. Investments in the technology industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This increases the fund's vulnerability to factors affecting a single group of industries. This risk is significantly greater than for a fund that invests in a broader range of industries, and may result in greater losses and volatility. In addition, stock prices of companies in technology industries have historically been more volatile than those of companies in other industries.

* The risk of loss from investing in fewer issuers than a fund that invests more broadly. The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund. This increases the fund's vulnerability to factors affecting a single investment and can result in greater fund losses and volatility.

Industry focus. We invest mainly in companies that are in the technology industries. These industries include any industry involved in the production or development of technological advancements or improvements, including the computer, semi-conductor, electronics, communications and telecommunications, health care, and biotechnology industries. Factors that affect the technology industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples of these factors include obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT UTILITIES GROWTH AND INCOME FUND

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in a combination of U.S. stocks and bonds of companies in the utilities industries that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate to long-term maturities (three years or longer). We invest mainly in large companies.

Under normal market conditions, we invest at least 65% of the fund's total assets in equity and debt securities of companies in the public utilities industries. These are companies that, in our view, derive at least 50% of their assets, revenues or profits from producing or distributing electric, gas or other types of energy, supplying water, or providing telecommunications services such as telephone, microwave or other media (but not public broadcasting).

Industry focus. We invest mainly in companies that produce or distribute a product or service to both residential and industrial customers, such as electricity, gas or other types of energy, supply water or provide telecommunications services (but not public broadcasting). Events that affect these public utilities industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples include increases in fuel and other operating costs, and technological advances that make existing plants, equipment or products obsolete. In addition, changes in regulatory policies concerning the environment, energy conservation, nuclear power and utility pricing, as well as deregulation of certain utility services, may be more likely to adversely affect the fund.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in a single group of industries. Investments in the utilities industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This increases the fund's vulnerability to factors affecting a single group of industries. This risk is significantly greater than for a fund that invests in a broader range of industries, and may result in greater losses and volatility.

* The risk that prices of bonds we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that issuers of bonds we buy will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1993    13.25%
1994    -7.16%
1995    30.88%
1996    15.62%
1997    26.91%
1998    14.86%
1999    -0.79%

2000    17.45%

Year-to-date performance through 3/31/2001 was -8.05%. During the periods shown in the bar chart, the highest return for a quarter was 12.28% (quarter ending 12/31/97) and the lowest return for a quarter was -7.81% (quarter ending 3/31/99).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                   Past       Past    inception
                                  1 year     5 years   (5/4/92)
-------------------------------------------------------------------------------
Class IB                          17.45%     14.45%     13.03%
S&P Utilities Index               59.67%     16.51%     15.83%
-------------------------------------------------------------------------------
The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1992. The fund's performance is compared to the S&P Utilities Index, an unmanaged list of common stocks issued by utility companies.

PUTNAM VT VISTA FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998    19.50%
1999    52.59%

2000    -4.09%

Year-to-date performance through 3/31/2001 was -31.10%. During the periods shown in the bar chart, the highest return for a quarter was 41.27% (quarter ending 12/31/99) and the lowest return for a quarter was -20.74% (quarter ending 12/31/00).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                        Since
                                              Past    inception
                                             1 year    (1/2/97)
-------------------------------------------------------------------------------
Class IB                                     -4.09%     21.17%
Russell Midcap Growth Index                 -11.75%     17.84%
-------------------------------------------------------------------------------
The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Russell Midcap Growth Index, an unmanaged index that measures the performance of those companies in the Russell Midcap Index that have higher prices relative to the book value of their assets and higher forecasted growth rates.

PUTNAM VT VOYAGER FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized and large companies, although we can invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1991     45.87%
1992     10.19%
1993     18.92%
1994      0.89%
1995     40.46%
1996     12.80%
1997     26.33%
1998     24.19%
1999     58.01%

2000    -16.54%

Year-to-date performance through 3/31/2001 was -18.90%. During the periods shown in the bar chart, the highest return for a quarter was 41.32% (quarter ending 12/31/99) and the lowest return for a quarter was -16.45% (quarter ending 9/30/98).

-------------------------------------------------------------------------------
Average Annual Total Returns
(for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                   Past       Past       Past
                                  1 year     5 years   10 years
-------------------------------------------------------------------------------
Class IB                         -16.54%     18.47%     20.21%
Russell 1000 Growth Index        -22.42%     18.14%     17.33%
Russell Midcap Growth Index      -11.75%     17.76%     17.84%
-------------------------------------------------------------------------------
The fund's performance is compared to the Russell 1000 Growth Index, an unmanaged index of Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values, and the Russell Midcap Growth Index, an unmanaged index of common stocks of midsized companies that are also included on the Russell 1000 Growth Index. The fund's performance was previously compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance, and the Russell 2000 Index, an unmanaged index that is a commonly-used measure of small company performance. These two indexes were replaced by the Russell 1000 Growth Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year, 5-year and since inception periods ending on 12/31/00 were -9.10%, 18.32% and 8.03% for the Standard & Poor's 500 Index, and -3.02%, 10.31% and 15.53% for the Russell 2000 Index.

PUTNAM VT VOYAGER FUND II

GOAL

The fund seeks long-term growth of capital.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

What are the funds' main investment strategies and related risks?

We generally manage the funds in styles similar to certain funds in the retail Putnam family of funds. However, the counterpart funds will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for them.

Any investment carries with it some level of risk that generally reflects its potential for reward. This section provides additional information on the investment strategies and related risks that are identified for each fund in "Fund summaries" at the beginning of this prospectus and discusses investment strategies and related risks that are common to a number of the funds. Not every investment strategy listed below applies to each fund. Please refer to your fund's strategy in the Fund summaries section to determine which risks apply to your fund.

We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy. Emerging growth companies may have limited product lines, markets or financial resources. Their stocks may trade less frequently and in limited volumes, and are subject to greater volatility.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.

* Foreign investments. Each of the funds may invest in securities of foreign issuers. Foreign investments involve certain special risks, including:

Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

For Putnam VT Diversified Income Fund, we consider a foreign corporation to be one that is domiciled outside the U.S. or has its principal operations located outside the U.S.

For Putnam VT Income Fund, we may invest in U.S. dollar-denominated fixed-income securities of foreign issuers.

For Putnam VT Money Market Fund, we may invest in money market instruments of foreign issuers that are denominated in U.S. dollars.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Fixed-income investments. Fixed-income securities, which typically pay an unchanging rate of interest or dividends, include bonds and other debt. Each of the funds may invest in fixed-income securities. The value of a fixed-income investment may fall as a result of factors directly relating to the issuer of the security, such as decisions made by its management or a reduction in its credit rating. An investment's value may also fall because of factors affecting not just the issuer, but other issuers, such as increases in production costs. The value of an investment may also be affected by general changes in financial market conditions, such as changing interest rates or currency exchange rates.

We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

For Putnam VT Money Market Fund, average portfolio maturity will not exceed 90 days and the fund may not hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments. Some investments have an interest rate that changes based on a market interest rate, and allow the holder to demand payment of principal and accrued interest before the scheduled maturity date. We measure the maturity of these obligations using the relatively short period in which payment could be demanded. Because the interest rate on these investments can change as market interest rates change, these investments are unlikely to be able to lock in favorable longer-term interest rates.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

For Putnam VT Income Fund, we invest most of the fund's assets in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or are unrated investments we believe are of comparable quality. We may also invest in non-investment-grade investments. However, we may not invest in securities that are rated below B or the equivalent by each agency or are unrated investments we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

For Putnam VT The George Putnam Fund of Boston and Putnam VT Utilities Growth and Income Fund, we invest mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. For Putnam VT The George Putnam Fund of Boston, we may invest in non-investment-grade investments and for Putnam VT Utilities Growth and Income Fund, we may invest up to 20% of the fund's total assets in non-investment-grade investments. However, for Putnam VT The George Putnam Fund of Boston and Putnam VT Utilities Growth and Income Fund, we will not invest in securities rated lower than B or its equivalent by each rating agency rating the investment, or unrated securities that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

For Putnam VT High Yield Fund, we invest mostly in higher-yielding, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality.

For Putnam VT Diversified Income Fund and Putnam VT Global Asset
Allocation, we may invest up to 70% and 35%, respectively, of the fund's total assets in non-investment-grade securities using the investment criteria described above under Putnam VT High Yield Fund.

For Putnam VT High Yield Fund and Putnam VT Diversified Income Fund, we may invest up to 15% and 5%, respectively, of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. The fund depends more on our ability in buying lower-rated debt than it does in buying investment-grade debt. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

For Putnam VT Money Market Fund, we buy only high quality investments.
These are:

* rated in one of the two highest categories by at least two nationally recognized rating services,

* rated by one rating service in one of the service's two highest categories (if only one rating service has provided a rating), or

* unrated investments that we determine are of equivalent quality.

The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangement. The main risk of investments backed by a letter of credit is that the entity issuing the letter of credit will be unable to fulfill its obligations to the fund.

* Insurance. We have bought liability insurance that insures the fund against a decrease in the value of its investments arising from the issuer's default or bankruptcy. The insurance covers most of the fund's investments, other than U.S. government securities. The insurance does not guarantee or ensure that the fund will be able to maintain a stable net asset value of $1.00 per share. The maximum total coverage for the fund is $30 million, with a deductible for each loss of $1 million or 0.30% of the fund's net assets, whichever is less. The $30 million maximum coverage is shared with four other Putnam money market funds. Recovery under the insurance is subject to certain conditions, including the condition that the other Putnam money market funds have not previously exhausted the insurance coverage, and the insurance might not be renewed when it expires.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

* Money market investments. These include certificates of deposit, commercial paper, U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances.

For Putnam VT Money Market Fund, we buy bankers acceptances only if they are issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders will be notified.

* Illiquid investments. We may invest up to 10% (up to 15% for Putnam VT
  High Yield Fund) of a fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell a fund's illiquid investments when we consider it is desirable to do so or we may be able to sell them only at less than their market value.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other investments, which may be subject to other risks as described in the SAI.

* Alternate strategies. Under normal market conditions, we keep each fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. The funds paid Putnam Management management fees in the following amounts (reflected as a percentage of average net assets for each fund's last fiscal year):

----------------------------------------------------------------
                                                Management
Putnam VT Fund                                     Fees
----------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund                0.80%
----------------------------------------------------------------
Putnam VT Diversified Income Fund                 0.68%
----------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston        0.65%
----------------------------------------------------------------
Putnam VT Global Asset Allocation                 0.65%
----------------------------------------------------------------
Putnam VT Global Growth Fund                      0.66%
----------------------------------------------------------------
Putnam VT Growth and Income Fund                  0.46%
----------------------------------------------------------------
Putnam VT Health Sciences Fund                    0.70%
----------------------------------------------------------------
Putnam VT High Yield Fund                         0.66%
----------------------------------------------------------------
Putnam VT Income Fund                             0.61%
----------------------------------------------------------------
Putnam VT International Growth Fund               0.76%
----------------------------------------------------------------
Putnam VT International Growth and Income Fund    0.80%
----------------------------------------------------------------
Putnam VT International New Opportunities Fund    1.00%
----------------------------------------------------------------
Putnam VT Investors Fund                          0.58%
----------------------------------------------------------------
Putnam VT Money Market Fund                       0.42%
----------------------------------------------------------------
Putnam VT New Opportunities Fund                  0.52%
----------------------------------------------------------------
Putnam VT New Value Fund                          0.70%
----------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund              0.70%
----------------------------------------------------------------
Putnam VT Research Fund                           0.65%
----------------------------------------------------------------
Putnam VT Small Cap Value Fund                    0.80%
----------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund        0.65%
----------------------------------------------------------------
Putnam VT Vista Fund                              0.60%
----------------------------------------------------------------
Putnam VT Voyager Fund                            0.51%
----------------------------------------------------------------

In order to limit expenses for Putnam VT American Government Income Fund, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2001 to the extent that the expenses of the fund (exclusive of brokerage, interest, taxes and extraordinary expenses, and payments under the fund's distribution plans) would exceed an annual rate of 0.90% of the fund's average net assets. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund do not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

The following funds paid Putnam Management a monthly management fee (except for Putnam VT American Government Income Fund and Putnam VT Growth Opportunities Fund, which pay Putnam Management a quarterly fee) for these services at the annual rate of:

Putnam VT American Government Income Fund: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion and 0.34% of any excess thereafter.

Putnam VT Growth Opportunities Fund: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion and 0.42% of any excess thereafter.

Putnam VT Capital Appreciation Fund: 0.65% of the first $500 million of the fund's average net assets; 0.55% of the next $500 million; 0.50% of the next $500 million; 0.45% of the next $5 billion; 0.425% of the next $5 billion; 0.405% of the next $5 billion; 0.39% of the next $5 billion; 0.38% of the next $5 billion; 0.37% of the next $5 billion; 0.36% of the next $5 billion; 0.35% of the next $5 billion; 0.34% of the next $5 billion; 0.33% of the next $8.5 billion; and 0.32% of any excess thereafter.

Putnam VT Technology Fund: 1.00% for the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam VT Voyager Fund II: 0.70% of the first $500 million of the fund's average net assets; 0.60% of the next $500 million; 0.55% of the next $500 million; 0.50% of the next $5 billion; 0.475% of the next $5 billion; 0.455% of the next $5 billion; 0.44%of the next $5 billion; 0.43% of the next $5 billion; 0.42% of the next $5 billion; 0.41% of the next $5 billion; 0.40% of the next $5 billion; 0.39% of the next $5 billion; 0.38% of the next $8.5 billion; and 0.37% of any excess thereafter.

The following officers and advisor teams of Putnam Management have primary responsibility for the day-to-day management of the relevant fund's portfolio. Each officer's length of service to the relevant fund and the officer's experience as portfolio manager or investment analyst over at least the last five years are shown.

-------------------------------------------------------------------------------
Fund name                Year       Business experience (at least 5 years)
-------------------------------------------------------------------------------
Putnam VT American Government Income Fund
-------------------------------------------------------------------------------
Kevin M. Cronin          2000       1997 - Present       Putnam Management
Managing Director                   Prior to Feb. 1997   MFS Investment
                                                         Management

The Mortgage Team
-------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
-------------------------------------------------------------------------------
Carmel Peters            1999       1997 - Present       Putnam Management
Senior Vice President               Prior to May 1997    Wheelock Natwest
                                                         Investment Management,
                                                         Hong Kong

Simon Davis              2000       2000 - Present       Putnam Management
Senior Vice President               Prior to Sept. 2000  Deutsche Asset
                                                         Management
-------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
-------------------------------------------------------------------------------
Thomas R. Haslett        2000       1996 - Present       Putnam Management
Managing Director                   Prior to Dec. 1996   Montgomery Asset
                                                         Management Ltd.

Joseph P. Joseph         2000       1994 - Present       Putnam Management
Managing Director

Michael K. Arends        2000       1997 - Present       Putnam Management
Senior Vice President               Prior to Nov. 1997   Phoenix Duff & Phelps
-------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
-------------------------------------------------------------------------------
David L. Waldman         1998       1997 - Present       Putnam Management
Managing Director                   Prior to June 1997   Lazard Freres

The Core Fixed Income Team
-------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
-------------------------------------------------------------------------------
Jeanne L. Mockard        2000       1990 - Present       Putnam Management
Senior Vice President

James M. Prusko          1998       1992 - Present       Putnam Management
Senior Vice President

Jeffrey L. Knight        2000       1993 - Present       Putnam Management
Senior Vice President

The Core Fixed Income Team
-------------------------------------------------------------------------------
Putnam VT Global Asset Allocation
-------------------------------------------------------------------------------
The Global Asset Allocation Committee
-------------------------------------------------------------------------------
Putnam VT Global Growth Fund
-------------------------------------------------------------------------------
Robert J. Swift          1996       1995 - Present       Putnam Management
Managing Director

Kelly A. Morgan          1997       1996 - Present       Putnam Management
Managing Director                   Prior to Dec. 1996   Alliance Capital
                                                         Management L.P.

Lisa H. Svensson         1998       1994 - Present       Putnam Management
Senior Vice President

Manuel H. Weiss          1998       1987 - Present       Putnam Management
Senior Vice President

Stephen P. Dexter        2000       1999 - Present       Putnam Management
Senior Vice President               Prior to June 1999   Scudder Kemper Inc.
-------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
-------------------------------------------------------------------------------
David L. King            1993       1983 - Present       Putnam Management
Managing Director

Hugh H. Mullin           1998       1986 - Present       Putnam Management
Senior Vice President

Christopher G. Miller    2000       1998 - Present       Putnam Management
Senior Vice President               Prior to Jan. 1998   Analytic TSA Global
                                                         Asset Management
-------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
-------------------------------------------------------------------------------
C. Beth Cotner           2000       1995 - Present       Putnam Management
Managing Director

Jeffrey R. Lindsey       2000       1994 - Present       Putnam Management
Managing Director

David J. Santos          2000       1986 - Present       Putnam Management
Senior Vice President
-------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
-------------------------------------------------------------------------------
Richard B. England       1998       1992 - Present       Putnam Management
Senior Vice President

Margery C. Parker        1998       1997 - Present       Putnam Management
Senior Vice President               Prior to Dec. 1997   Keystone Investments

Margaret D. Smith        2000       1995 - Present       Putnam Management
Senior Vice President
-------------------------------------------------------------------------------
Putnam VT High Yield Fund
-------------------------------------------------------------------------------
Krishna K. Memani        1999       1998 - Present       Putnam Management
Managing Director                   Prior to Sept. 1998  Morgan Stanley & Co.

The Credit Team
-------------------------------------------------------------------------------
Putnam VT Income Fund
-------------------------------------------------------------------------------
James M. Prusko          2000       1992 - Present       Putnam Management
Senior Vice President

The Core Fixed Income Team
-------------------------------------------------------------------------------
Putnam VT International Growth Fund
-------------------------------------------------------------------------------
Justin M. Scott          1996       1988 - Present       Putnam Management
Managing Director

Omid Kamshad             1996       1996 - Present       Putnam Management
Managing Director

Paul C. Warren           1999       1997 - Present       Putnam Management
Senior Vice President               Prior to May 1997    IDS Fund Management

Joshua L. Byrne          2000       1993 - Present       Putnam Management
Senior Vice President

Stephen Oler             2000       1997 - Present       Putnam Management
Senior Vice President               Prior to June 1997   Templeton Investments

Simon Davis              2000       2000 - Present       Putnam Management
Senior Vice President               Prior to Sept. 2000  Deutsche Asset
                                                         Management
-------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
-------------------------------------------------------------------------------
Deborah F. Kuenstner     1999       1997 - Present       Putnam Management
Managing Director                   Prior to May 1997    DuPont Pension Fund
                                                         Investment

George W. Stairs         1999       1994 - Present       Putnam Management
Senior Vice President

Colin Moore              2000       2000 - Present       Putnam Management
Managing Director                   Prior to May 2000    Rockefeller & Co.,
                                                         Inc.
-------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
-------------------------------------------------------------------------------
Robert J. Swift          1996       1995 - Present       Putnam Management
Managing Director

Stephen P. Dexter        1999       1999 - Present       Putnam Management
Senior Vice President               Prior to June 1999   Scudder Kemper Inc.

Peter J. Hadden          2000       1992 - Present       Putnam Management
Senior Vice President
-------------------------------------------------------------------------------
Putnam VT Investors Fund
-------------------------------------------------------------------------------
C. Beth Cotner           1998       1995 - Present       Putnam Management
Senior Vice President

Richard B. England       1998       1992 - Present       Putnam Management
Senior Vice President

Manuel H. Weiss          1998       1987 - Present       Putnam Management
Senior Vice President

Anthony R. Sellitto, III 2000       2000 - Present       Putnam Management
Senior Vice President               Prior to Sept. 2000  Berger Associates
                                    Prior to Jan. 1998   Crestone Capital
                                                         Management
-------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
-------------------------------------------------------------------------------
Jeffrey R. Lindsey       1999       1994 - Present       Putnam Management
Managing Director

Daniel L. Miller         1994       1983 - Present       Putnam Management
Managing Director

Richard B. Weed          2001       2000 - Present       Putnam Management
Senior Vice President               Prior to Dec. 2000   State Street
                                                         Global Advisors
-------------------------------------------------------------------------------
Putnam VT New Value Fund
-------------------------------------------------------------------------------
David L. King            1996       1983 - Present       Putnam Management
Managing Director
-------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
-------------------------------------------------------------------------------
Steven L. Kirson         1998       1989 - Present       Putnam Management
Senior Vice President

Michael J. Mufson        1998       1993 - Present       Putnam Management
Senior Vice President
-------------------------------------------------------------------------------
Putnam VT Research Fund
-------------------------------------------------------------------------------
The Global Equity Research Team
-------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
-------------------------------------------------------------------------------
Edward T. Shadek, Jr.    1999       1997 - Present       Putnam Management
Managing Director                   Prior to March 1997  Newbold's Asset
                                                         Management Co.

Sheldon N. Simon         2000       1984 - Present       Putnam Management
Senior Vice President
-------------------------------------------------------------------------------
Putnam VT Technology Fund
-------------------------------------------------------------------------------
Saba S. Malak            2000       1997 - Present       Putnam Management
Senior Vice President               Prior to Oct. 1997   The Boston Consulting
                                                         Group

Paul E. Marrkand         2000       1987 - Present       Putnam Management
Senior Vice President

David J. Santos          2000       1986 - Present       Putnam Management
Senior Vice President
-------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
-------------------------------------------------------------------------------
Krishna K. Memani        1999       1998 - Present       Putnam Management
Managing Director                   Prior to Sept. 1998  Morgan Stanley & Co.

Michael R. Yogg          2000       1997 - Present       Putnam Management
Senior Vice President               Prior to April 1997  State Street Research

Erin J. Spatz            2000       1996 - Present       Putnam Management
Senior Vice President               Prior to May 1996    Pioneer Funds

Kevin M. Divney          2000       1997 - Present       Putnam Management
Senior Vice President               Prior to July 1997   Franklin Portfolio

The Credit Team
-------------------------------------------------------------------------------
Putnam VT Vista Fund
-------------------------------------------------------------------------------
Eric M. Wetlaufer        1997       1997 - Present       Putnam Management
Managing Director                   Prior to Nov. 1997   Cadence Capital
                                                         Management

Margery C. Parker        1998       1997 - Present       Putnam Management
Senior Vice President               Prior to Dec. 1997   Keystone Investments

Dana F. Clark            1999       1987 - Present       Putnam Management
Vice President
-------------------------------------------------------------------------------
Putnam VT Voyager Fund
-------------------------------------------------------------------------------
Roland W. Gillis         1995       1995 - Present       Putnam Management
Managing Director

Michael P. Stack         1997       1997 - Present       Putnam Management
Senior Vice President               Prior to Nov. 1997   Independence
                                                         Investment Associates,
                                                         Inc.

Paul E. Marrkand         2000       1987 - Present       Putnam Management
Senior Vice President

Kevin M. Divney          2000       1997 - Present       Putnam Management
Senior Vice President               Prior to June 1997   Franklin Portfolio

James C. Wiess           2000       2000 - Present       Putnam Management
Senior Vice President               Prior to April 2000  JP Morgan
-------------------------------------------------------------------------------
Putnam VT Voyager Fund II
-------------------------------------------------------------------------------
Roland W. Gillis         1995       1995 - Present       Putnam Management
Managing Director

Jeffrey R. Lindsey       2000       1994 - Present       Putnam Management
Managing Director
-------------------------------------------------------------------------------

How to buy and sell fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order, except that, in the case of Putnam VT Money Market Fund, purchases will not be affected until the next determination of net asset value after federal funds have been made available to the Trust. Orders for purchases or sales of shares of a fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plan provides for payments by each fund to Putnam Retail Management at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.25% of average net assets.

Putnam Retail Management compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Retail Management makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class IB shares.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Retail Management and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How do the funds price their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund (other than Putnam VT Money Market Fund) values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. Putnam VT Money Market Fund values all of its investments at amortized cost.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments (other than Putnam VT Money Market Fund) occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

Each fund (other than Putnam VT Money Market Fund) will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Putnam VT Money Market Fund will declare a dividend of its net investment income daily and distribute such dividend monthly. Each month's distributions will be paid on the first business day of the next month. Since the net income of Putnam VT Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 immediately after each determination and dividend declaration.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date, except that with respect to Putnam VT Money Market Fund, distributions are reinvested using the net asset value determined on the day following the distribution payment date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

A fund's investments in foreign securities may be subject to withholding taxes. In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.



CLASS IB SHARES
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

                   Net Asset                    Net Realized                                 From net    In excess of
                     Value,          Net       and Unrealized    Total from    From net      Realized    Net Realized     From
                   Beginning     Investment    Gain (Loss) on    Investment   Investment      Gain on      Gain on      Return of
Year ended         of Period    Income (Loss)    Investments     operations     Income      Investments   Investments    Capital
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT American
Government Income
Fund
2000*******          $10.00    $  .54(a)(b)      $    .66          $  1.20    $  (.22)         $ (.11)       $--           $--
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Asia
Pacific Growth
Fund
2000                 $17.25    $ (.02)(a)        $  (7.41)         $ (7.43)   $  (.54)         $ (.01)       $--           $--
1999                   8.33      (.08)(a)            9.00             8.92         --              --         --            --
1998****               8.57      (.01)(a)            (.23)            (.24)        --              --         --            --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital
Appreciation Fund
2000*********        $10.00    $ (.05)(a)        $   (.89)         $  (.94)   $    --          $   --        $--           $--
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified
Income Fund
2000                 $ 9.90    $  .78(a)         $   (.78)         $   .00    $  (.79)         $   --        $--           $--
1999                  10.47       .78(a)             (.62)             .16       (.73)             --         --            --
1998***               10.95       .62(a)            (1.10)            (.48)        --              --         --            --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT The George
Putnam Fund of
Boston
2000                 $ 9.98    $  .18(a)         $    .78          $   .96    $    --          $   --        $--           $--
1999                  10.28       .30(a)             (.34)            (.04)      (.23)           (.02)        --          (.01)
1998****              10.00       .17(a)(b)           .20              .37       (.09)             --         --            --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global
Asset Allocation
Fund
2000                 $19.60    $  .45(a)          $ (1.29)         $  (.84)   $  (.33)         $(1.76)       $--           $--
1999                  18.95       .39(a)             1.69             2.08       (.37)          (1.06)        --            --
1998****              18.16       .33(a)              .46              .79         --              --         --            --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global
Growth Fund
2000                 $30.41    $ (.10)(a)         $ (7.34)         $ (7.44)   $  (.18)         $(4.77)       $--           $--
1999                  20.28      (.10)(a)           12.08            11.98       (.08)          (1.77)        --            --
1998****              18.03      (.05)(a)            2.30             2.25         --              --         --            --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth
and Income Fund
2000                 $26.75    $  .36(a)          $  1.48          $  1.84    $  (.49)         $(2.34)       $--           $--
1999                  28.75       .41(a)              .04              .45       (.41)          (2.04)        --            --
1998***               28.02       .26(a)              .47              .73         --              --         --            --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth
Opportunities
Fund
2000*******          $10.00    $ (.04)(a)         $ (2.17)         $ (2.21)   $    --          $   --        $--           $--
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health
Sciences Fund
2000                 $10.50    $ (.01)(a)         $  4.09          $  4.08    $    --          $   --        $--           $--
1999                  10.93        --(a)             (.43)            (.43)        --(e)           --         --            --
1998****              10.00      (.01)(a)(b)          .95              .94       (.01)             --         --            --(e)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT High
Yield Fund
2000                 $11.08    $ 1.13(a)          $ (1.97)         $  (.84)   $ (1.27)         $   --        $--           $--
1999                  11.70      1.11(a)             (.47)             .64      (1.26)             --         --            --
1998****              12.99       .79(a)            (2.08)           (1.29)        --              --         --            --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Income
Fund
2000                 $12.51    $  .81(a)          $   .11          $   .92    $  (.85)         $   --        $--           $--
1999                  13.73       .76(a)            (1.04)            (.28)      (.73)           (.21)        --            --
1998****              12.88       .50(a)              .35              .85         --              --         --            --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
Growth Fund
2000                 $21.63    $  .21(a)          $ (1.97)         $ (1.76)   $  (.41)         $(1.79)       $--           $--
1999                  13.51       .05(a)             8.07             8.12         --              --         --
1998****              13.44      (.04)(a)             .15              .11       (.03)             --         --          (.01)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
Growth and
Income Fund
2000                 $15.22    $  .13(a)          $   .08          $   .21    $  (.68)         $(1.50)       $--            $--
1999                  12.24       .15(a)             2.83             2.98         --              --         --             --
1998***               13.36      (.01)(a)            (.57)            (.58)      (.11)           (.19)      (.18)          (.06)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
New Opportunities
Fund
2000                 $23.28    $ (.13)(a)         $ (8.44)         $ (8.57)   $  (.01)         $(1.03)       $--            $--(e)
1999                  11.48      (.16)(a)           11.96            11.80         --(e)           --         --             --
1998****              11.39      (.05)(a)(b)          .14              .09         --              --         --             --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Investors Fund
2000                 $15.13    $ (.01)(a)         $ (2.81)         $ (2.82)   $    --          $   --        $--            $--
1999                  11.64      (.01)(a)            3.50             3.49         --              --         --             --
1998****              10.00       .01(a)(b)          1.64             1.65       (.01)             --         --             --(e)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Money Market
Fund
2000                 $ 1.00    $.0566             $    --          $ .0566    $(.0566)         $   --        $--            $--
1999                   1.00     .0460                  --            .0460     (.0460)             --         --             --
1998****               1.00     .0338(a)               --            .0338     (.0338)             --         --             --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New
Opportunities
Fund
2000                 $43.44    $ (.18)(a)         $(10.00)         $(10.18)   $    --          $(3.49)       $--            $--
1999                  26.04      (.15)(a)           17.92            17.77         --            (.37)        --             --
1998****              23.94      (.05)(a)            2.15             2.10         --              --         --             --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
New Value
Fund
2000                 $11.85    $  .20(a)          $  2.26          $  2.46    $  (.18)         $ (.64)       $--            $--
1999                  12.02       .17(a)             (.13)             .04         --            (.21)        --             --
1998****              11.91       .13(a)              .13              .26       (.13)           (.02)        --             --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
OTC &
Emerging
Growth Fund
2000                 $22.76    $ (.10)(a)         $(11.40)         $(11.50)   $    --          $ (.23)       $--            $--(e)
1999                  10.08      (.10)(a)(b)        12.84            12.74         --            (.06)        --             --
1998****              10.00      (.03)(a)(b)          .11              .08         --              --         --             --(e)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Research Fund
2000                 $14.67    $  .05(a)          $  (.34)         $  (.29)   $    --          $ (.10)       $--            $--
1999                  11.90       .02(a)(b)          3.23             3.25       (.02)           (.46)        --             --
1998*****             10.00       .02(a)(b)          1.90             1.92       (.01)           (.01)        --             --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Small Cap
Value Fund
2000                 $10.30    $  .05(a)          $  2.47          $  2.52    $  (.03)         $   --        $--            $--
1999******            10.00      (.03)(a)             .37              .34         --              --       (.03)          (.01)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Technology Fund
2000********         $10.00    $ (.07)(a)         $ (2.96)         $ (3.03)   $    --          $   --        $--            $--
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Utilities
Growth and
Income Fund
2000                 $16.95       .45(a)          $  2.26          $  2.71    $  (.56)         $(1.01)       $--            $--
1999                  18.19       .47(a)             (.69)            (.22)      (.50)           (.52)        --             --
1998****              16.19       .29(a)             1.71             2.00         --              --         --             --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Vista Fund
2000                 $20.65    $ (.08)(a)         $  (.72)         $  (.80)   $    --          $ (.25)       $--            $--
1999                  14.73      (.07)(a)            7.62             7.55         --           (1.63)        --             --
1998****              13.76      (.02)(a)             .99              .97         --              --         --             --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Voyager Fund
2000                 $66.11    $  .01(a)          $ (8.99)         $ (8.98)   $    --(e)       $(8.49)       $--            $--
1999                  45.81      (.10)(a)           24.62            24.52       (.05)          (4.17)        --             --
1998****              41.55      (.01)(a)            4.27             4.26         --              --         --             --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Voyager
Fund II
2000*********        $10.00    $ (.07)(a)         $ (2.75)         $ (2.82)   $    --          $   --        $--            $--
---------------------------------------------------------------------------------------------------------------------------------




                                                       Total                                        Ratio of Net
                                                     Investment                       Ratio of       Investment
                                      Net Asset      Return at      Net Assets       Expenses to    Income (Loss)
                         Total        Value, End     Net Asset    End of Period      Average Net     to Average       Portfolio
                     Distributions    of Period     Value(%)(c)   (in thousands)     Assets(%)(d)    Net Assets(%)   Turnover (%)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT American
Government Income
Fund
2000*******           $  (.33)         $10.87          11.98*      $  7,690            .95(b)*         5.21(b)*         336.72*
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Asia
Pacific Growth
Fund
2000                  $  (.55)         $ 9.27         (44.34)      $  6,919           1.22             (.19)            149.46
1999                       --           17.25         107.08          6,866           1.28             (.64)            145.51
1998****                   --            8.33          (2.80)*          111            .85*            (.10)*           136.49
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital
Appreciation Fund
2000*********         $    --          $ 9.06          (9.40)*     $    989           1.22*            (.66)*            89.87*
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Diversified
Income Fund
2000                  $  (.79)         $ 9.11          (0.07)      $ 68,832            .93             8.45             169.27
1999                     (.73)           9.90           1.65         23,182            .93             7.67             117.02
1998***                    --           10.47          (4.38)*        1,963            .69*            5.74*            186.80
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
The George
Putnam Fund
of Boston
2000                  $    --          $10.94           9.62       $ 94,236            .91             3.27             154.53
1999                     (.26)           9.98           (.41)        38,566            .98             3.00             173.41
1998****                 (.09)          10.28           3.69*         1,924            .67(b)*         1.74(b)*          99.85*
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global
Asset Allocation
Fund
2000                  $ (2.09)         $16.67          (4.87)      $ 18,984            .94             2.60             159.03
1999                    (1.43)          19.60          11.76          6,617            .92             2.15             149.82
1998****                   --           18.95           4.35*         1,319            .63*            1.82*            133.80
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global
Growth Fund
2000                  $ (4.95)         $18.02         (29.75)      $103,129            .91             (.43)            170.41
1999                    (1.85)          30.41          64.56         28,909            .88             (.43)            154.88
1998****                   --           20.28          12.48*           823            .59*            (.34)*           164.56
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth
and Income Fund
2000                  $ (2.83)         $25.76           7.92       $513,216            .65             1.47              55.04
1999                    (2.45)          26.75           1.47        162,112            .65             1.55              53.68
1998***                    --           28.75           2.61*         7,583            .49*            1.20*             63.62
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth
Opportunities Fund
2000*******           $    --          $ 7.79         (22.10)*     $ 41,072            .94*            (.39)*            57.60*
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health
Sciences Fund
2000                  $    --          $14.58          38.86       $107,991            .94             (.10)             49.10
1999                       --(e)        10.50          (3.90)        20,162            .98             (.01)             82.45
1998****                 (.01)          10.93           9.40*         2,129            .71(b)*         (.11)(b)*         39.68*
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT High
Yield Fund
2000                  $ (1.27)         $ 8.97          (8.51)      $ 38,039            .89            11.61              69.05
1999                    (1.26)          11.08           5.81         17,646            .87            10.01              52.96
1998****                   --           11.70          (9.93)*        1,840            .58*            7.63*             52.00
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Income
Fund
2000                  $  (.85)         $12.58           7.79       $ 55,669            .82             6.74             238.00
1999                     (.94)          12.51          (2.16)        18,116            .82             6.14             220.90
1998****                   --           13.73           6.60*         2,288            .56*            4.03*            233.04
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
Growth Fund
2000                  $ (2.20)         $17.67          (9.61)      $197,754           1.09             1.13              78.84
1999                       --           21.63          60.10         40,448           1.17              .31             107.38
1998****                 (.04)          13.51            .81*         1,234            .83*            (.29)*            98.31
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
Growth and
Income Fund
2000                  $ (2.18)         $13.25           1.33       $ 36,934           1.12              .97              82.02
1999                       --           15.22          24.35         10,652           1.13             1.08              92.27
1998***                  (.54)          12.24          (4.24)*          926            .84(b)*         (.07)(b)*         62.61
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
International
New Opportunities
Fund
2000                  $ (1.04)         $13.67         (38.67)      $184,660           1.36             (.74)            189.71
1999                       --(e)        23.28         102.80         33,554           1.56             (.97)            196.53
1998****                   --           11.48            .79*            85           1.18(b)*         (.44)(b)*        157.72
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Investors Fund
2000                  $    --          $12.31         (18.64)      $279,598            .80             (.06)             76.32
1999                       --           15.13          29.98        101,795            .86             (.11)             65.59
1998****                 (.01)          11.64          16.54*         2,619            .67(b)*          .03(b)*          42.97*
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Money
Market Fund
2000                  $(.0566)         $ 1.00           5.82       $101,820            .65             5.81                 --
1999                   (.0460)           1.00           4.66         41,516            .64             4.61                 --
1998****               (.0338)           1.00           3.42*        13,188            .46*            3.18*                --
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New
Opportunities
Fund
2000                  $ (3.49)         $29.77         (26.20)      $231,779            .72             (.45)             53.64
1999                     (.37)          43.44          69.10         62,977            .74             (.47)             71.14
1998****                   --           26.04           8.77*         1,359            .51*            (.25)*            59.75
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New
Value Fund
2000                  $  (.82)         $13.49          22.37       $ 30,806            .94             1.65              83.62
1999                     (.21)          11.85            .26          9,541            .95             1.43              98.21
1998****                 (.15)          12.02           2.28*           414            .65*            1.26*            130.96
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC &
Emerging Growth
Fund
2000                  $  (.23)         $11.03         (51.09)      $ 74,367            .96             (.59)             88.63
1999                     (.06)          22.76         126.45         24,432           1.05(b)          (.68)(b)         127.98
1998****                   --           10.08            .82*           541            .71(b)*         (.42)(b)*         59.93*
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Research Fund
2000                  $  (.10)         $14.28          (1.98)      $ 88,834            .93              .35             161.52
1999                     (.48)          14.67          27.69         26,210           1.00(b)           .13(b)          169.16
1998*****                (.02)          11.90          19.19*           255            .25(b)*          .15(b)*          19.76*
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small
Cap Value Fund
2000                  $  (.03)         $12.79          24.44       $ 30,586           1.25              .44              34.05
1999******               (.04)          10.30           3.37*         6,384           1.39*            (.31)*            48.24*
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Technology
Fund
2000********          $    --          $ 6.97         (30.30)*     $ 12,473           1.12*            (.89)*           150.70*
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Utilities
Growth and
Income Fund
2000                  $ (1.57)         $18.09          17.45       $ 48,543            .87             2.68              28.88
1999                    (1.02)          16.95          (0.79)        11,337            .86             2.77              26.16
1998****                   --           18.19          12.35*         1,799            .59*            1.98*             24.77
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Vista Fund
2000                  $  (.25)         $19.60          (4.09)      $297,024            .82             (.36)            104.60
1999                    (1.63)          20.65          52.59         37,506            .90             (.42)            133.32
1998****                   --           14.73           7.05*           851            .62*            (.18)*           116.48
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Voyager Fund
2000                  $ (8.49)         $48.64         (16.54)      $485,116            .71              .02              92.54
1999                    (4.22)          66.11          58.01        155,889            .72             (.21)             85.13
1998****                   --           45.81          10.25*         4,332            .49*            (.04)*            62.99
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT
Voyager Fund II
2000*********         $    --          $ 7.18         (28.20)*     $  1,921            .89*            (.67)*            28.20*
---------------------------------------------------------------------------------------------------------------------------------

        * Not annualized.
       ** For the period January 2, 1997 (commencement of operations) to December 31, 1997.
      *** For the period April 6, 1998 (commencement of operations) to December 31, 1998.
     **** For the period April 30, 1998 (commencement of operations) to December 31, 1998.
    ***** For the period September 30, 1998 (commencement of operations) to December 31, 1998.
   ****** For the period April 30, 1999 (commencement of operations) to December 31, 1999.
  ******* For the period February 1, 2000 (commencement of operations) to December 31, 2000.
 ******** For the period June 14, 2000 (commencement of operations) to December 31, 2000.
********* For the period September 29, 2000 (commencement of operations) to December 31, 2000.

        a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

        b Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the following funds reflect a reduction of approximately the amounts per share noted for the following periods ended:


                                                                         12/31/00       12/31/99      12/31/98      12/31/97
                                                                         ----------------------------------------------------
          Putnam VT American Government Income Fund Class IB               0.02
          Putnam VT The George Putnam Fund of Boston Class IB                                            0.03
          Putnam VT Health Sciences Fund Class IB                                                        0.01
          Putnam VT International New Opportunities Fund Class IB                               less than .01
          Putnam VT Investors Fund Class IB                                                     less than .01
          Putnam VT OTC & Emerging Growth Fund Class IB                                   0.02           0.05
          Putnam VT Research Fund Class IB                                                0.01           0.03

        c Total return assumes dividend reinvestment.
        d Includes amounts paid through expense offset and brokerage service arrangements.
        e Net investment income, distributions from net investment income and returns of capital were less than $0.01 per share.



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For more information about the funds of Putnam  Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

        One Post Office Square
        Boston, Massachusetts 02109
        1-800-225-1581

        Address correspondence to
        Putnam Investor Services
        P.O. Box 989
        Boston, Massachusetts 02103

        www.putnaminvestments.com

        File No. 811-5346




PUTNAM VARIABLE TRUST

Putnam VT American Government Income Fund
Putnam VT Asia Pacific Growth Fund

Putnam VT Capital Appreciation Fund

Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Value Fund

Putnam VT Technology Fund

Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund

Putnam VT Voyager Fund II


FORM N-1A
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")


April 30, 2001

This SAI is not a prospectus. If the Trust has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the Trust's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Certain disclosure has been incorporated by reference from the Trust's annual report. For a free copy of the Trust's annual report or prospectus dated April 30, 2001, as revised from time to time, call Putnam Investor Services at 1-800-225-1581 or write Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.


Part I of this SAI contains specific information about each fund. Part II includes information about all of the funds.


TABLE OF CONTENTS

PART I

TRUST ORGANIZATION AND CLASSIFICATION                            I-3
INVESTMENT RESTRICTIONS                                          I-4
CHARGES AND EXPENSES                                             I-7
INVESTMENT PERFORMANCE                                          I-36
ADDITIONAL OFFICERS                                             I-38
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS                I-41

PART II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS       II-1
TAXES                                                          II-22
MANAGEMENT                                                     II-26
DETERMINATION OF NET ASSET VALUE                               II-33
DISTRIBUTION PLAN                                              II-34
SUSPENSION OF REDEMPTIONS                                      II-35
SHAREHOLDER LIABILITY                                          II-35
STANDARD PERFORMANCE MEASURES                                  II-35
COMPARISON OF PORTFOLIO PERFORMANCE                            II-36
SECURITIES RATINGS                                             II-41
DEFINITIONS                                                    II-45


PUTNAM VARIABLE TRUST
SAI

TRUST ORGANIZATION AND CLASSIFICATION


Putnam Variable Trust (the "Trust") is a Massachusetts business trust organized on September 24, 1987. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to January 1, 1997, the Trust was known as Putnam Capital Manager Trust and each of its series then in existence was designated PCM, rather than Putnam VT. Prior to April 30, 1999, Putnam VT Income Fund was known as Putnam VT U.S. Government and High Quality Bond Fund.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios, and are currently divided into twenty- seven series of shares, each representing a separate investment portfolio which is being offered to separate accounts of various insurance companies.


Any series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. Shares of each series are currently divided into two classes: class IA shares and class IB shares. Class IB shares are subject to fees imposed pursuant to a distribution plan. The funds may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

The two classes of shares are offered under a multiple class distribution system approved by the Trust's Trustees, and are designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. The insurance company issuing a variable contract selects the class of shares in which the separate account funding the contract invests.

Each share has one vote, with fractional shares voting proportionately. Shares vote as a single class without regard to series or classes of shares except (i) when required by the 1940 Act, or when the Trustees have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only the shareholders of such series or class shall be entitled to vote. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the portfolio were liquidated, would receive the net assets of the portfolio. The Trust may suspend the sale of shares of any portfolio at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Shares of the funds may only be purchased by an insurance company separate account. For matters requiring shareholder approval, you may be able to instruct the insurance company separate account how to vote the fund shares attributable to your contract or policy. See the Voting Rights section of your insurance product prospectus.

Each fund is a diversified investment company, except for Putnam VT Health Sciences Fund, Putnam VT Technology Fund and Putnam VT Utilities Growth and Income Fund, each of which is a non-diversified investment company.


INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed as to any fund without a vote of a majority of the outstanding voting securities of that fund, the Trust may not and will not take any of the following actions with respect to that fund:


(1)(a)  (All funds except Putnam VT American Government Income Fund,
Putnam VT Capital Appreciation Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT Investors Fund, Putnam VT OTC & Emerging Growth Fund, Putnam
VT Small Cap Value Fund, Putnam VT Technology Fund, Putnam VT Voyager
Fund and Putnam VT Voyager Fund II) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.


(1)(b) (Putnam VT Voyager Fund) Borrow more than 50% of the value of its total assets (excluding borrowings and stock index futures contracts and call options on stock index futures contracts and stock indices) less liabilities other than borrowings and stock index futures contracts and call options on stock index futures contracts and stock indices.


(1)(c) (Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT Investors Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT Technology Fund and Putnam VT Voyager Fund II) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.


(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) (All funds except Putnam VT Research Fund) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(4)(b) (Putnam VT Research Fund) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options.


(5)(a) (All funds except Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT The George Putnam Fund of
Boston, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT Investors Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT Technology Fund and Putnam VT Voyager Fund II) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(5)(b) (Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT Investors Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT Technology Fund and Putnam VT Voyager Fund II) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam Funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6)(a) (All funds except Putnam VT Health Sciences Fund, Putnam VT Technology Fund and Putnam VT Utilities Growth and Income Fund) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(6)(b) (Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund) With respect to 50% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(6)(c) (Putnam VT Technology Fund) With respect to 50% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its political subdivisions.

(7)(a) (All funds except Putnam VT Health Sciences Fund, Putnam VT Technology Fund and Putnam VT Utilities Growth and Income Fund) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(7)(b) (Putnam VT Health Sciences Fund, Putnam VT Technology Fund and Putnam VT Utilities Growth and Income Fund) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry; except that Putnam VT Utilities Growth and Income Fund may invest more than 25% of its assets in any of the public utilities industries and Putnam VT Health Sciences Fund may invest more than 25% of its assets in companies that Putnam Management determines are principally engaged in the health sciences industries; and except that Putnam VT Money Market Fund may invest up to 100% of its assets (i) in the banking industry, (ii) in the personal credit institution or business credit institution industries when in the opinion of management yield differentials make such investments desirable, or (iii) any combination of these.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund or the Trust means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a fund or the Trust, as the case may be, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                ---------------------------------

The following non-fundamental policies may be changed without shareholder approval:

(1) Each fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
(c) above.


(2) (For Putnam VT Asia Pacific Growth Fund only) Geographic focus. We normally invest at least 85% of the fund's total assets in Asian or Pacific Basin companies. We consider the following to be Asian or Pacific Basin companies:

* companies organized under the laws of an Asian or Pacific Basin country,

* companies whose principal office is located in an Asian or Pacific Basin country,

* companies whose common stock is traded principally on a securities exchange in Asia or the Pacific Basin,

* companies that earn 50% or more of their total revenues or profits from business in Asia or the Pacific Basin, or

* companies with 50% or more of their assets located in an Asian or Pacific Basin country.

(3) (For Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund and Putnam VT International New Opportunities Fund only) Each fund normally invests at least 65% of its total assets in equity securities of companies located in at least three countries other than the United States. We consider the following types of companies to be located in a country other than the United States:

-- companies organized under the laws of a country other than the United
States,

-- companies whose principal office is located outside the United States,

-- companies whose securities are principally traded on foreign markets,

-- companies that earn 50% or more of their total revenues or profits from business outside of the United States, or

-- companies with 50% or more of their assets located in a country outside of the United States


All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

                ---------------------------------

CHARGES AND EXPENSES

Management fees


Under a Management Contract dated October 2, 1987, as most recently supplemented July 24, 2000, each fund pays a quarterly fee (in the case of Putnam VT Capital Appreciation Fund, VT Technology Fund and VT Voyager Fund II, each fund pays a monthly fee) to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the period, at the annual rate of:

Putnam VT International New Opportunities Fund and Putnam VT Technology
Fund:

(a) 1.00% of the first $500 million of average net assets;
(b) 0.90% of the next $500 million;
(c) 0.85% of the next $500 million;
(d) 0.80% of the next $5 billion;
(e) 0.775% of the next $5 billion;
(f) 0.755% of the next $5 billion;
(g) 0.74% of the next $5 billion; and
(h) 0.73% of any excess thereafter.

Putnam VT Asia Pacific Growth Fund, Putnam VT Global Growth Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, and Putnam VT Small Cap Value Fund:

(a) 0.80% of the first $500 million of average net assets;
(b) 0.70% of the next $500 million;

(c) 0.65% of the next $500 million;
(d) 0.60% of the next $5 billion;
(e) 0.575% of the next $5 billion;
(f) 0.555% of the next $5 billion;
(g) 0.54% of the next $5 billion; and
(h) 0.53% of any excess thereafter.

Putnam VT Voyager Fund II:

(a) 0.70% of the first $500 million of average net assets;
(b) 0.60% of the next $500 million;
(c) 0.55% of the next $500 million;
(d) 0.50% of the next $5 billion;
(e) 0.475% of the next $5 billion;
(f) 0.455% of the next $5 billion;
(g) 0.44% of the next $5 billion;
(h) 0.43% of the next $5 billion;
(i) 0.42% of the next $5 billion;
(j) 0.41% of the next $5 billion;
(k) 0.40% of the next $5 billion;
(l) 0.39% of the next $5 billion;
(m) 0.38% of the next $8.5 billion; and
(n) 0.37% of any excess thereafter.

Putnam VT Growth Opportunities Fund:

(a) 0.70% of the first $500 million of average net assets;
(b) 0.60% of the next $500 million;
(c) 0.55% of the next $500 million;
(d) 0.50% of the next $5 billion;
(e) 0.475% of the next $5 billion;
(f) 0.455% of the next $5 billion;
(g) 0.44% of the next $5 billion;
(h) 0.43% of the next $5 billion; and
(i) 0.42% of any excess thereafter.

Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Voyager Fund and Putnam VT OTC & Emerging Growth Fund:

(a) 0.70% of the first $500 million of average net assets;
(b) 0.60% of the next $500 million;
(c) 0.55% of the next $500 million;
(d) 0.50% of the next $5 billion;
(e) 0.475% of the next $5 billion;
(f) 0.455% of the next $5 billion;
(g) 0.44% of the next $5 billion; and
(h) 0.43% of any excess thereafter.

Putnam VT Capital Appreciation Fund

(a) 0.65% of the first $500 million of average net assets;
(b) 0.55% of the next $500 million;
(c) 0.50% of the next $500 million;
(d) 0.45% of the next $5 billion;
(e) 0.425% of the next $5 billion;
(f) 0.405% of the next $5 billion;
(g) 0.39% of the next $5 billion;
(h) 0.38% of the next $5 billion;
(i) 0.37% of the next $5 billion;
(j) 0.36% of the next $5 billion;
(k) 0.35% of the next $5 billion;
(l) 0.34% of the next $5 billion;
(m) 0.33% of the next $8.5 billion; and
(n) 0.32% of any excess thereafter.

Putnam VT American Government Income Fund:

(a) 0.65% of the first $500 million of average net assets;
(b) 0.55% of the next $500 million;
(c) 0.50% of the next $500 million;
(d) 0.45% of the next $5 billion;
(e) 0.425% of the next $5 billion;
(f) 0.405% of the next $5 billion;
(g) 0.39% of the next $5 billion;
(h) 0.38% of the next $5 billion;
(i) 0.37% of the next $5 billion;
(j) 0.36% of the next $5 billion;
(k) 0.35% of the next $5 billion; and
(l) 0.34% of any excess thereafter.

Putnam VT Growth and Income Fund, Putnam VT Income Fund, Putnam VT Vista Fund, Putnam VT Investors Fund, Putnam VT The George Putnam Fund of Boston and Putnam VT Research Fund:

(a) 0.65% of the first $500 million of average net assets;
(b) 0.55% of the next $500 million;
(c) 0.50% of the next $500 million;
(d) 0.45% of the next $5 billion;
(e) 0.425% of the next $5 billion;
(f) 0.405% of the next $5 billion;
(g) 0.39% of the next $5 billion; and
(h) 0.38% of any excess thereafter.

Putnam VT Money Market Fund:

(a) 0.45% of the first $500 million of average net assets;
(b) 0.35% of the next $500 million;

(c) 0.30% of the next $500 million;
(d) 0.25% of the next $5 billion;
(e) 0.225% of the next $5 billion;
(f) 0.205% of the next $5 billion;
(g) 0.19% of the next $5 billion; and
(h) 0.18% of any excess thereafter.

For the past three fiscal years, pursuant to the Management Contract (and a management contract in effect prior to July 1, 1999, under which the management fee payable to Putnam Management for Putnam VT International New Opportunities was paid at the rate of 1.20% of the first $500 million of average net assets; 1.10% of the next $500 million; 1.05% of the next $500 million; 1.00% of the next $5 billion; 0.975% of the next $5 billion; 0.955% of the next $5 billion; 0.94% of the next $5 billion; and 0.93% of any excess thereafter and a management contract in effect prior to November 8, 1999, under which the management fee payable to Putnam Management for Putnam VT Global Growth Fund was paid at the rate of 0.60% of average net assets), each fund incurred the following fees:

                                                   Reflecting a reduction
                                                      in the following
                          Fiscal     Management     amounts pursuant to
Fund name                  Year       fee paid      an expense limitation

Putnam VT American
Government Income Fund    2000(i)   $    53,104            $ 17,303

Putnam VT Asia Pacific
Growth Fund               2000      $ 1,436,848
                          1999      $ 1,137,746
                          1998      $   769,751

Putnam VT Capital
Appreciation Fund         2000(vi)  $     3,908

Putnam VT Diversified
Income Fund                2000     $ 4,233,874
                           1999     $ 4,451,958
                           1998     $ 4,373,212

Putnam VT The George
Putnam Fund of Boston      2000     $ 2,243,874
                           1999     $ 1,472,017
                           1998(ii) $   207,992            $133,702

Putnam VT Global
Asset Allocation Fund      2000     $ 5,998,263
                           1999     $ 6,440,908
                           1998     $ 6,476,330

Putnam VT Global
Growth Fund                2000     $18,385,648
                           1999     $13,249,535
                           1998     $10,690,208

Putnam VT Growth
and Income Fund            2000     $41,397,674
                           1999     $47,064,877
                           1998     $42,223,532

Putnam VT Growth
Opportunities Fund         2000(i)      541,732

Putnam VT Health
Sciences Fund              2000     $ 2,888,829
                           1999     $ 1,345,233
                           1998(ii) $   295,300          $ 43,829

Putnam VT High
Yield Fund                 2000     $ 5,706,860
                           1999     $ 6,608,763
                           1998     $ 6,936,557

Putnam VT Income Fund      2000     $ 5,285,439
                           1999     $ 6,048,200
                           1998     $ 5,276,417

Putnam VT
International
Growth Fund                2000     $ 6,163,237
                           1999     $ 3,317,297
                           1998     $ 1,920,623

Putnam VT International
Growth and Income Fund     2000     $ 3,352,431
                           1999     $ 2,773,645
                           1998     $ 2,185,230

Putnam VT International
New Opportunities Fund     2000     $ 4,912,426
                           1999     $ 1,927,272
                           1998     $ 1,488,974          $ 25,296

Putnam VT Investors Fund   2000     $ 6,940,811
                           1999     $ 3,490,704
                           1998(ii) $   425,193          $ 15,450

Putnam VT Money Market
Fund                       2000     $ 3,022,951
                           1999     $ 3,048,110
                           1998     $ 2,267,755

Putnam VT New
Opportunities Fund         2000     $36,228,786
                           1999     $22,883,384
                           1998     $16,639,549

Putnam VT New Value
Fund                       2000     $ 1,866,601
                           1999     $ 1,909,355
                           1998     $ 1,622,770

Putnam VT OTC &
Emerging Growth Fund       2000     $ 2,793,289
                           1999     $   483,385          $115,869
                           1998(ii) $    62,785          $ 93,939

Putnam VT Research Fund    2000     $ 1,601,960
                           1999     $   512,755          $ 86,363
                           1998(iii)$    19,146          $ 28,096

Putnam VT Small Cap
Value Fund                 2000                          $389,210
                           1999(iv)                      $ 46,193

Putnam VT Technology
Fund                       2000(v)  $   105,160

Putnam VT Utilities
Growth and Income Fund     2000     $ 6,116,528
                           1999     $ 6,510,389
                           1998     $ 5,824,579

Putnam VT Vista Fund       2000     $ 5,594,039
                           1999     $ 2,459,639
                           1998     $ 1,526,540

Putnam VT Voyager Fund     2000     $47,477,544
                           1999     $34,843,021
                           1998     $26,815,677

Putnam VT Voyager
Fund II                    2000(vi) $     6,497

(i) Commenced operations on February 1, 2000
(ii) Commenced operations on April 30, 1998
(iii) Commenced operations on September 30, 1998
(iv) Commenced operations on April 30, 1999
(v) Commenced operations on June 14, 2000
(vi) Commenced operations on September 29, 2000

Expense limitation. In order to limit Putnam VT American Government Income Fund's expenses, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses of the fund) through December 31, 2001 to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, and deferred extraordinary expenses, and payments under the fund's distribution plans) would exceed an annual rate of 0.90% of the fund's average net assets. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund do not reflect the application of commissions or cash management credits that may reduce designated fund expenses.


Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:


                                    Fiscal
Fund name                            year         Brokerage Commissions

Putnam VT American
Government Income Fund              2000(i)          $         0

Putnam VT Asia Pacific
Growth Fund                         2000             $ 1,101,607
                                    1999             $   987,378
                                    1998             $   567,025

Putnam VT Capital Appreciation
Fund                                2000(vi)         $     3,351

Putnam VT Diversified Income
Fund                                2000             $    34,419
                                    1999             $    51,146
                                    1998             $    24,354

Putnam VT The George Putnam
Fund of Boston                      2000             $   478,322
                                    1999             $   336,485
                                    1998(ii)         $    59,761

Putnam VT Global Asset
Allocation Fund                     2000             $   971,891
                                    1999             $ 1,251,384
                                    1998             $ 1,315,749

Putnam VT Global Growth Fund        2000             $10,400,689
                                    1999             $ 9,490,488
                                    1998             $ 9,323,318

Putnam VT Growth and Income         2000             $ 9,265,021
                                    1999             $10,640,457
                                    1998             $ 9,816,504

Putnam VT Growth Opportunities
Fund                                2000(i)          $    83,877

Putnam VT Health Sciences Fund      2000             $   391,495
                                    1999             $   323,763
                                    1998(ii)         $    71,364

Putnam VT High Yield Fund           2000             $     1,446
                                    1999             $   118,697
                                    1998             $       687

Putnam VT Income Fund               2000             $    12,638
                                    1999             $   766,612
                                    1998             $    64,214

Putnam VT International
Growth Fund                         2000             $ 2,774,575
                                    1999             $ 1,989,539
                                    1998             $ 1,195,025

Putnam VT International
Growth and Income Fund              2000             $ 1,321,194
                                    1999             $ 1,278,301
                                    1998             $   788,632

Putnam VT International New
Opportunities Fund                  2000             $ 3,999,360
                                    1999             $ 1,632,088
                                    1998             $   870,433

Putnam VT Investors Fund            2000             $ 1,314,852
                                    1999             $   641,643
                                    1998(ii)         $   153,269

Putnam VT Money Market              2000             $         0
                                    1999             $       300
                                    1998             $         0

Putnam VT New Opportunities
Fund                                2000             $ 2,622,969
                                    1999             $ 3,275,075
                                    1998             $ 2,762,099

Putnam VT New Value Fund            2000             $   556,207
                                    1999             $   562,716
                                    1998             $   644,506

Putnam VT OTC & Emerging
Growth Fund                         2000             $    39,517
                                    1999             $    27,441
                                    1998(ii)         $    11,546

Putnam VT Research Fund             2000             $   630,227
                                    1999             $   263,029
                                    1998(iii)        $    12,374

Putnam VT Small Cap Value Fund      2000             $   136,630
                                    1999(iv)         $    29,509

Putnam VT Technology Fund          2000(v)           $    18,625

Putnam VT Utilities Growth and
Income Fund                        2000              $   737,855
                                   1999              $   519,476
                                   1998              $   430,952

Putnam VT Vista Fund               2000              $   868,268
                                   1999              $   733,659
                                   1998              $   450,722

Putnam VT Voyager Fund             2000              $10,194,751
                                   1999              $ 8,097,663

Putnam VT Voyager Fund II          2000(vi)          $     2,448


(i) Commenced operations on February 1, 2000
(ii) Commenced operations on April 30, 1998
(iii) Commenced operations on September 30, 1998
(iv) Commenced operations on April 30, 1999
(v) Commenced operations on June 14, 2000
(vi) Commenced operations on September 29, 2000

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research, statistical and quotation services received by Putnam Management and its affiliates:


                        Dollar value           Percent of
                          of these               total              Amount of
                        transactions         transactions          commissions

Putnam VT American
Government Income
Fund(i)              $           0                    0%          $         0

Putnam VT Asia
Pacific Growth Fund    371,934,365                59.11               788,746

Putnam VT Capital
Appreciation
Fund(iii)                1,249,269                29.25                 1,394

Putnam VT
Diversified
Income Fund                      0                    0                     0

Putnam VT The
George Putnam
Fund of Boston         144,331,735                23.80               178,627

Putnam VT Global
Asset Allocation
Fund                   374,500,442                 8.00               523,485

Putnam VT Global
Growth Fund          4,965,304,641                68.35             8,108,363

Putnam VT Growth
and Income Fund      3,803,070,711                31.63             4,529,471

Putnam VT Growth
Opportunities
Fund(i)                 31,048,000                23.72                28,965

Putnam VT Health
Sciences Fund          150,042,529                13.91               167,369

Putnam VT High
Yield Fund                       0                    0                     0

Putnam VT Income Fund            0                    0                     0

Putnam VT
International
Growth Fund          1,312,155,238                92.38             2,597,613

Putnam VT
International
Growth and Income      363,986,583                57.75               756,842

Putnam VT
International
New Opportunities
Fund                 1,233,402,068                60.55             2,444,782

Putnam VT Investors
Fund                   567,032,631                21.35               537,628

Putnam VT Money
Market Fund                      0                    0                     0

Putnam VT New
Opportunities Fund   1,002,879,277                19.26             1,053,427

Putnam VT New
Value Fund             150,464,623                32.55               203,432

Putnam VT OTC &
Emerging Growth
Fund                    14,543,682                 1.76                13,453

Putnam VT Research
Fund                   208,462,357                22.46               223,427

Putnam VT Small Cap
Value Fund              24,550,525                47.33                75,194

Putnam VT Technology
Fund(ii)                 6,404,533                26.47                 7,993

Putnam VT Utilities
Growth and Income
Fund                   207,981,120                29.99               371,284

Putnam VT Vista Fund   319,302,925                13.52               337,858

Putnam VT Voyager
Fund                 3,669,779,998                20.88             4,032,041

Putnam VT Voyager
Fund II(iii)               535,831                21.00                   848

(i) Commenced operations on February 1, 2000
(ii) Commenced operations on June 14, 2000
(iii) Commenced operations on September 29, 2000

Administrative expense reimbursement


Each fund reimbursed Putnam Management for administrative services during fiscal 2000, including compensation of certain fund officers and contributions to the Putnam Investments, LLC Profit Sharing
Retirement Plan for their benefit, as follows:



                                                               Portion of total
                                                               reimbursement for
                                        Total                  compensation and
                                    reimbursement               contributions

Putnam VT American Government
Income Fund(i)                           $30                         $25

Putnam VT Asia Pacific Growth Fund     4,798                       3,944

Putnam VT Capital Appreciation
Fund(iii)                                 40                          33

Putnam VT Diversified Income Fund      9,394                       7,722

Putnam VT The George Putnam Fund
of Boston                              5,979                       4,915

Putnam VT Global Asset Allocation
Fund                                  12,895                      10,599

Putnam VT Global Growth Fund          30,792                      25,310

Putnam VT Growth and Income Fund      23,640                      19,431

Putnam VT Growth Opportunities
Fund(i)                                2,230                       1,833

Putnam VT Health Sciences Fund         6,296                       5,175

Putnam VT High Yield Fund              7,218                       5,933

Putnam VT Income Fund                  4,781                       3,930

Putnam VT International Growth Fund    8,158                       6,706

Putnam VT International Growth
and Income                             4,985                       4,098

Putnam VT International New
Opportunities Fund                     7,219                       5,934

Putnam VT Investors Fund              16,436                      13,510

Putnam VT Money Market Fund            6,229                       5,120

Putnam VT New Opportunities Fund      31,382                      25,795

Putnam VT New Value Fund               5,968                       4,905

Putnam VT OTC & Emerging Growth Fund   5,334                       4,384

Putnam VT Research Fund                4,289                       3,525

Putnam VT Small Cap Value Fund         3,607                       2,965

Putnam VT Technology Fund(ii)            910                         748

Putnam VT Utilities Growth and
Income Fund                            9,620                       7,907

Putnam VT Vista Fund                   7,755                       6,374

Putnam VT Voyager Fund                24,867                      20,440

Putnam VT Voyager Fund II(iii)            40                          33

(i) Commenced operations on February 1, 2000
(ii) Commenced operations on June 14, 2000
(iii) Commenced operations on September 29, 2000

Trustee responsibilities and fees


The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment deci sions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The Trust pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes.
The Trustees meet monthly over a two-day period, except in August. The Board Policy Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds the fees paid to each Trustee by each Putnam VT fund for fiscal 2000
(except for Putnam VT American Government Income Fund, Putnam VT
Capital Appreciation Fund, Putnam VT Growth Opportunities Fund, Putnam VT Technology Fund and Putnam VT Voyager Fund II for which fees expected to be paid for the first full fiscal year are shown), and the fees paid to each Trustee by all of the Putnam funds for the year ended December 31, 2000:





COMPENSATION TABLE

Aggregate compensation (1) from:

                Putnam VT      Putnam VT    Putnam VT The      Putnam VT        Putnam VT      Putnam VT
               Asia Pacific   Diversified   George Putnam     Global Asset    Global Growth    Growth and
Trustee/Year   Growth Fund    Income Fund   Fund of Boston   Allocation Fund      Fund        Income Fund
---------------------------------------------------------------------------------------------------------

Jameson A. Baxter/
1994 (4)           829           1,138            712            1,138            3,116           4,518

Hans H. Estin/
1972               831           1,141            714            1,141            3,124           4,529

John A. Hill/
1985 (4)(5)(8)     867           1,277            788            1,348            3,774           6,580

Ronald J. Jackson/
1996 (4)           829           1,138            712            1,138            3,116           4,518

Paul L. Joskow/
1997 (4)           829           1,138            712            1,138            3,116           4,581

Elizabeth T. Kennan/
1992               827           1,135            710            1,135            3,108           4,508

Lawrence J. Lasser/
1992 (7)           451             625            387              629            1,710           2,559

John H. Mullin, III/
1997 (4)           825           1,132            709            1,132            3,100           4,497

Robert E. Patterson/
1984               829           1,138            712            1,138            3,116           4,518

William F. Pounds/
1971 (5)(6)        465             667            409              692            1,909           3,168

George Putnam/
1957 (6)           451             625            387              629            1,710           2,559

George Putnam, III/
1984 (8)           844           1,191            726            1,218            3,355           5,256

A.J.C. Smith/
1986 (7)           447             620            383              623            1,694           2,537

W. Thomas Stephens/
1997 (4)           823           1,129            707            1,129            3,092           4,487

W. Nicholas Thorndike/
1992               817           1,121            702            1,121            3,069           4,452






COMPENSATION TABLE (continued)

Aggregate compensation (1) from:

                                                                                  Putnam VT
              Putnam VT                                            Putnam VT    International
               Health   Putnam VT                   Putnam VT    International       New
              Sciences  High Yield    Putnam VT   International    Growth and    Opportunities     Putnam VT
Trustee/Year    Fund       Fund      Income Fund   Growth Fund    Income Fund        Fund       Investors Fund
--------------------------------------------------------------------------------------------------------------

Jameson A. Baxter/
1994 (4)         790      1,219        1,052          1,203          895              999           1,062

Hans H. Estin/
1972             792      1,222        1,054          1,206          897            1,001           1,065

John A. Hill/
1985 (4)(5)(8)   872      1,417        1,246          1,385          991            1,117           1,278

Ronald J. Jackson/
1996 (4)         790      1,219        1,052          1,203          895              999           1,062

Paul L. Joskow/
1997 (4)         790      1,219        1,052          1,203          895              999           1,062

Elizabeth T. Kennan/
1992             788      1,216        1,049          1,200          892              995           1,060

Lawrence J. Lasser/
1992 (7)         420        675          587            642          484              478             432

John H. Mullin, III/
1997 (4)         786      1,213        1,046          1,197          890              993           1,057

Robert E. Patterson/
1984             790      1,219        1,052          1,203          895              999           1,062

William F. Pounds/
1971 (5)(6)      435        736          646            695          513              514             490

George Putnam/
1957 (6)         420        675          587            642          484              478             432

George Putnam, III/
1984 (8)         826      1,295        1,125          1,238          933            1,058           1,144

A.J.C. Smith/
1986 (7)         416        669          582            636          480              473             427

W. Thomas Stephens/
1997 (4)         784      1,210        1,044          1,194          888              990           1,055

W. Nicholas Thorndike/
1992             778      1,201        1,036          1,185          881              983           1,048






COMPENSATION TABLE (continued)

Aggregate compensation (1) from:


                  Putnam VT     Putnam VT     Putnam VT New    Putnam OTC &                       Putnam VT
                 Money Market   New Value    Opportunities      Emerging         Putnam VT        Small Cap
Trustee/Year         Fund         Fund            Fund         Growth Fund      Research Fund     Value Fund
--------------------------------------------------------------------------------------------------------------

Jameson A. Baxter/
1994 (4)             893          716            3,778             778               670               278

Hans H. Estin/
1972                 896          718            3,787             780               671               279

John A. Hill/
1985 (4)(5)(8)     1,048          773            5,458             870               723               311

Ronald J. Jackson/
1996 (4)             893          716            3,778             778               670               278

Paul L. Joskow/
1997 (4)             893          716            3,778             778               670               278

Elizabeth T. Kennan/
1992                 891          714            3,768             776               668               277

Lawrence J. Lasser/
1992 (7)             499          390            2,002             405               359                71

John H. Mullin, III/
1997 (4)             889          712            3,758             774               666               277

Robert E. Patterson/
1984                 893          716            3,778             778               670               278

William F. Pounds/
1971 (5)(6)          545          407            2,478             430               381                84

George Putnam/
1957 (6)             499          390            2,002             405               359                71

George Putnam, III/
1984 (8)             954          738            4,406             818               691               282

A.J.C. Smith/
1986 (7)             494          387            1,982             401               356                70

W. Thomas Stephens/
1997 (4)             887          711            3,748             772               665               276

W. Nicholas Thorndike/
1992                 880          705            3,720             767               660               275






COMPENSATION TABLE (continued)

Aggregate compensation (1) from:

                                                                            Estimated annual
                      Putnam VT                                          benefits from all   Total compensation
                   Utilities Growth  Putnam VT Vista  Putnam VT Voyager  Putnam funds upon     from all Putnam
Trustee/Year       and Income Fund        Fund               Fund          retirement (2)        funds (3)
---------------------------------------------------------------------------------------------------------------

Jameson A. Baxter/
1994 (4)                 1,210             1,062              4,390             $100,000            $200,000

Hans H. Estin/
1972                     1,213             1,065              4,401              100,000             200,500

John A. Hill/
1985 (4)(5)(8)           1,420             1,278              6,617              200,000             269,000

Ronald J. Jackson/
1996 (4)                 1,210             1,062              4,390              100,000             200,000

Paul L. Joskow/
1997 (4)                 1,210             1,062              4,390              100,000             200,000

Elizabeth T. Kennan/
1992                     1,208             1,060              4,378              100,000             199,500

Lawrence J. Lasser/
1992 (7)                   666               432              2,359               92,500             107,000

John H. Mullin, III/
1997 (4)                 1,205             1,057              4,366              100,000             199,000

Robert E. Patterson/
1984                     1,210             1,062              4,390              100,000             200,000

William F. Pounds/
1971 (5)(6)                729               490              3,006              111,000             127,000

George Putnam/
1957 (6)                   666               432              2,359               92,834             107,000

George Putnam, III/
1984 (8)                 1,286             1,144              5,209              150,000             225,000

A.J.C. Smith/
1986 (7)                   661               427              2,336               91,833             106,000

W. Thomas Stephens/
1997 (4)                 1,202             1,055              4,355              100,000             198,500

W. Nicholas Thorndike/
1992                     1,193             1,048              4,322              100,000             197,000






COMPENSATION TABLE (continued)

Estimated Aggregate compensation (1) from:

                      Putnam VT       Putnam VT
                       American        Capital       Putnam VT Growth
                      Government     Appreciation      Opportunities         Putnam VT            Putnam VT
Trustee/Year         Income Fund+       Fund+              Fund+          Technology Fund+    Voyager Fund II+
-----------------------------------------------------------------------------------------------------------------

Jameson A. Baxter/
1994 (4)               122             122              122                 122                   122

Hans H. Estin/
1972                   122             122              122                 122                   122

John A. Hill/
1985 (4)(5)(8)         122             122              122                 122                   122

Ronald J. Jackson/
1996 (4)               122             122              122                 122                   122

Paul L. Joskow/
1997 (4)               122             122              122                 122                   122

Elizabeth T. Kennan/
1992                   121             121              121                 121                   121

Lawrence J. Lasser/
1992 (7)                68              68               68                  68                    68

John H. Mullin, III/
1997 (4)               121             121              121                 121                   121

Robert E. Patterson/
1984                   122             122              122                 122                   122

William F. Pounds/
1971 (5)(6)             68              68               68                  68                    68

George Putnam/
1957 (6)                68              68               68                  68                    68

George Putnam, III/
1984 (8)               122             122              122                 122                   122

A.J.C. Smith/
1986 (7)                67              67               67                  67                    67

W. Thomas Stephens/
1997 (4)               120             120              120                 120                   120

W. Nicholas Thorndike/
1992                   119             119              119                 119                   119






COMPENSATION TABLE

Pension or retirement benefits accrued as part of fund expenses from:

              Putnam VT                 Putnam VT                              Putnam VT             Putnam VT
              American                   Capital                   Putnam VT    Global                 Growth
              Government   Putnam VT   Appreciation  Putnam VT    The George     Asset    Putnam VT     and
             Income Fund  Asia Pacific     Fund      Diversified  Putnam Fund  Allocation   Global     Income
Trustee/Year (Estimated)  Growth Fund  (Estimated)  Income Fund   of Boston      Fund     Growth Fund   Fund
---------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)        26           195           40           271          167          273         738       1,119

Hans H. Estin/
1972            57           431           90           599          369          603        1632       2,472

John A. Hill/
1985 (4)(5)(8)  29           219           46           305          188          307         830       1,258

Ronald J. Jackson/
1996 (4)        37           281           58           390          241          393       1,064       1,612

Paul L. Joskow/
1997 (4)        16           117           24           163          101          164         445         673

Elizabeth T. Kennan/
1992            38           288           60           400          247          403       1,091       1,653

Lawrence J. Lasser/
1992 (7)        29           219            0           305          188          307         832       1,260

John H. Mullin, III/
1997 (4)        23           176           37           244          151          246         666       1,009

Robert E. Patterson/
1984            20           148           31           206          127          207         561         849

William F. Pounds/
1971 (5)(6)     67           502            0           698          431          702       1,902       2,881

George Putnam/
1957 (6)        55           416            0           578          357          582       1,576       2,388

George Putnam, III/
1984 (8)        13           101           21           140           86          141         381         578

A.J.C. Smith/
1986 (7)        42           316            0           440          272          443       1,200       1,817

W. Thomas Stephens/
1997 (4)        22           164           34           228          141          230         622         943

W. Nicholas Thorndike/
1992            54           404           84           561          346          565       1,530       2,317






COMPENSATION TABLE (continued)

Pension or retirement benefits accrued as part of fund expenses from:

                 Putnam VT
                   Growth                                                                        Putnam VT
                Opportunities     Putnam VT     Putnam VT                       Putnam VT      International
                    Fund           Health        High Yield     Putnam VT     International      Growth and
Trustee/Year     (Estimated)    Sciences Fund      Fund        Income Fund     Growth Fund      Income Fund
-------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)          26                 181            292             255            277              209

Hans H. Estin/
1972              57                 400            646             563            612              462

John A. Hill/
1985 (4)(5)(8)    29                 204            329             286            311              235

Ronald J. Jackson/
1996 (4)          37                 261            421             367            399              301

Paul L. Joskow/
1997 (4)          16                 109            176             153            167              126

Elizabeth T. Kennan/
1992              38                 267            432             376            409              309

Lawrence J. Lasser/
1992 (7)          29                 204            329             287            312              236

John H. Mullin, III/
1997 (4)          23                 163            264             230            250              189

Robert E. Patterson/
1984              20                 137            222             193            210              159

William F. Pounds/
1971 (5)(6)       67                 466            753             656            713              539

George Putnam/
1957 (6)          55                 386            624             544            591              447

George Putnam, III/
1984 (8)          13                  93            151             132            143              108

A.J.C. Smith/
1986 (7)          42                 294            475             414            450              340

W. Thomas Stephens
(4)               22                 153            247             215            233              176

W. Nicholas Thorndike/
1992              54                 375            606             528            573              433





COMPENSATION TABLE (continued)

Pension or retirement benefits accrued as part of fund expenses from:


                                                                     Putnam VT
              Putnam VT    Putnam VT    Putnam VT   Putnam VT New      OTC &                     Putnam VT
              Investors  Money Market   New Value   Opportunities    Emerging      Putnam VT     Small Cap
Trustee/Year    Fund         Fund         Fund          Fund        Growth Fund   Research Fund  Value Fund
--------------------------------------------------------------------------------------------------------------------

Jameson A. Baxter/
1994 (4)          261         217         169            858            173           155            26

Hans H. Estin/
1972              576         480         374          1,896            383           343            57

John A. Hill/
1985 (4)(5)(8)    293         244         190            965            195           175            29

Ronald J. Jackson/
1996 (4)          376         313         244          1,236            250           224            37

Paul L. Joskow/
1997 (4)          157         131         102            516            104            94            16

Elizabeth T. Kennan/
1992              385         321         250          1,268            256           229            38

Lawrence J. Lasser/
1992 (7)          294         245         191            966            195           175            29

John H. Mullin, III/
1997 (4)          235         196         153            774            156           140            23

Robert E. Patterson/
1984              198         165         128            651            132           118            20

William F. Pounds/
1971 (5)(6)       671         559         436          2,209            446           400            67

George Putnam/
1957 (6)          557         463         361          1,831            370           332            55




George Putnam, III/
1984 (8)          135         112          87            443             89            80            13


A.J.C. Smith/
1986 (7)          424         353         275          1,394            281           252            42

W. Thomas Stephens
(4)               220         183         143            723            146           131            22

W. Nicholas Thorndike/
1992              540         450         350          1,777            359           322            54
[/R]




COMPENSATION TABLE (continued)

Pension or retirement benefits accrued as part of fund expenses from:

                            Putnam VT         Putnam VT
                            Technology         Utilities                          Putnam VT      Putnam VT
                               Fund           Growth and         Putnam VT         Voyager        Voyager
Trustee/Year               (Estimated)       Income Fund        Vista Fund           Fund         Fund II
-----------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)                        40               291                179              1,013           40

Hans H. Estin/
1972                            90               642                396              2,239           90

John A. Hill/
1985 (4)(5)(8)                  46               327                201              1,139           46

Ronald J. Jackson/
1996 (4)                        58               419                258              1,460           58

Paul L. Joskow/
1997 (4)                        24               175                108                610           24

Elizabeth T. Kennan/
1992                            60               430                265              1,497           60

Lawrence J. Lasser/
1992 (7)                         0               327                202              1,141            0

John H. Mullin, III/
1997 (4)                        37               262                162                914           37

Robert E. Patterson/
1984                            31               221                136                769           31

William F. Pounds/
1971 (5)(6)                      0               749                462              2,609            0


George Putnam/
1957 (6)                         0               621                383              2,163            0

George Putnam, III/
1984 (8)                        21               150                 93                523           21

A.J.C. Smith/
1986 (7)                         0               472                291              1,646            0

W. Thomas Stephens
(4)                             34               245                151                854           34

W. Nicholas Thorndike/
1992                            84               602                371              2,099           84
[/R]


+ Reflects estimated amounts to be paid for the current fiscal year.


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2000.

(3) As of December 31, 2000, there were 124 funds in the Putnam family.


(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.


The total amount of deferred compensation payable to Ms. Baxter as of December 31, 2000 by Putnam VT Growth and Income Fund, Putnam VT Voyager Fund, Putnam VT Global Growth Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund and Putnam VT Income Fund, was $8,018, $11,843, $2,200, $905 $3,201 and $781 respectively, including income earned on such amount.

The total amount of deferred compensation payable to Mr. Hill as of December 31, 2000 by Putnam VT Growth and Income Fund, Putnam VT Voyager Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT Income Fund and Putnam VT Utilities Growth and Income Fund, was $50,237, $39,090, $8,584, $20,218 $12,527, $18,962,
$14,068, and $12,757, respectively, including income earned on such amount.

The total amount of deferred compensation payable to Mr. Jackson as of December 31, 2000 by Putnam VT Growth and Income Fund, Putnam VT Voyager Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT Income Fund and Putnam VT Utilities Growth and Income Fund, was $24,811, $18,506, $5,542, $13,449, $7,153, $17,580, $5,048,
and $6,031 respectively, including income earned on such amount.

The total amount of deferred compensation payable to Mr. Joskow as of December 31, 2000 by Putnam VT Growth and Income Fund, Putnam VT Voyager Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT Income Fund and Putnam VT Utilities Growth and Income Fund, was $15,460, $11,983, $1,449, $2,690, $1,704, $3,718, $1,081,
and $1,705 respectively, including income earned on such amount.

The total amount of deferred compensation payable to Mr. Mullin as of December 31, 2000 by Putnam VT Growth and Income Fund, Putnam VT Voyager Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT Income Fund and Putnam VT Utilities Growth and Income Fund, was $13,407, $9,957, $3,013, $7,143, $4,365, $8,699, $3,156 and
$4,316, respectively, including income earned on such amount.

The total amount of deferred compensation payable to Mr. Stephens as of December 31, 2000 by Putnam VT Growth and Income Fund, Putnam VT Voyager Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT Income Fund and Putnam VT Utilities Growth and Income Fund, was $15,114, $10,500, $3,020, $5,538, $3,755, $7,239, $2,745,
and $3,476 respectively, including income earned on such amount.

(5) Includes additional compensation for services through June 30, 2000.

(6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.

(7) Commencing July 1, 2000, Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees.
The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to that date.

(8) Includes additional compensation for services commencing July 1, 2000.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see "Management" in this SAI.

Share ownership

At March 31, 2000 the officers and Trustees as a group owned directly no shares of the Trust or any fund. As of that date, less than 1% of the value of the accumulation units with respect to any fund was attributable to the officers and Trustees of the Trust, as a group, owning variable annuity contracts or variable life insurance policies issued by the insurers listed in the following tables or by other insurers that may hold shares of a fund. Except to the extent set forth below, no person owned of record or to the knowledge of the Trust beneficially 5% or more of the shares of any fund as of March 31, 2000.





Fund and class                                       Shareholder name and address         Percentage owned
Putnam VT American Government Income Fund lass IA    Hartford Life****                         100.00%
Putnam VT American Government Income Fund Class IB   Allstate Life Insurance Co.*               91.60%
Putnam VT American Government Income Fund Class IB   Hartford Life****                           5.30%
Putnam VT Asia Pacific Growth Fund Class IA          Hartford Life****                          95.80%
Putnam VT Asia Pacific Growth Fund Class IB          Allstate Life Insurance Co.*               88.80%
Putnam VT Asia Pacific Growth Fund Class IB          Hartford Life****                           7.30%
Putnam VT Capital Appreciation Fund Class IA         Hartford Life****                          59.90%
Putnam VT Capital Appreciation Fund Class IA         Putnam Investments, LLC*******             40.00%
Putnam VT Capital Appreciation Fund Class IB         Allstate Life Insurance Co.*               89.60%
Putnam VT Capital Appreciation Fund Class IB         Allstate Life Of New York*                  5.40%
Putnam VT Diversified Income Fund Class IA           Hartford Life****                          96.90%
Putnam VT Diversified Income Fund Class IB           Allstate Life Insurance Co.*               78.20%
Putnam VT Diversified Income Fund Class IB           Hartford Life****                           8.10%
Putnam VT Diversified Income Fund Class IB           Allstate Life Of New York*                  5.40%
Putnam VT Diversified Income Fund Class IB           American Express American
                                                     Enterprise Life App***                      5.10%
Putnam VT George Putnam Fund of Boston Class IA      Hartford Life****                         100.00%
Putnam VT George Putnam Fund of Boston Class IB      Allstate Life Insurance Co.*               84.20%
Putnam VT George Putnam Fund of Boston Class IB      Hartford Life****                          11.80%
Putnam VT Global Asset Allocation Fund Class IA      Hartford Life****                          99.90%
Putnam VT Global Asset Allocation Fund Class IB      Allstate Life Insurance Co.*               57.90%
Putnam VT Global Asset Allocation Fund Class IB      Hartford Life****                          22.30%
Putnam VT Global Asset Allocation Fund Class IB      ICMG Hartford Life Series III-V*****        9.90%
Putnam VT Global Growth Fund Class IA                Hartford Life****                          99.80%
Putnam VT Global Growth Fund Class IB                Allstate Life Insurance Co.*               75.50%
Putnam VT Global Growth Fund Class IB                Hartford Life****                           9.20%
Putnam VT Global Growth Fund Class IB                Aegon PFL First Union******                 8.80%
Putnam VT Global Growth Fund Class IB                Allstate Life Of New York*                  6.20%
Putnam VT Growth and Income Fund Class IA            Hartford Life****                          97.70%
Putnam VT Growth and Income Fund Class IB            Allstate Life Insurance Co.*               80.20%
Putnam VT Growth and Income Fund Class IB            Hartford Life****                           8.30%
Putnam VT Growth Opportunities Fund Class IA         Hartford Life****                         100.00%
Putnam VT Growth Opportunities Fund Class IB         Allstate Life Insurance Co.*               78.20%
Putnam VT Growth Opportunities Fund Class IB         Hartford Life****                           9.70%
Putnam VT Growth Opportunities Fund Class IB         Allstate Life Of New York*                  8.20%
Putnam VT Health Sciences Fund Class IA              Hartford Life****                         100.00%
Putnam VT Health Sciences Fund Class IB              Allstate Life Insurance Co.*               82.50%
Putnam VT Health Sciences Fund Class IB              Hartford Life****                          12.10%
Putnam VT Health Sciences Fund Class IB              Allstate Life Of New York*                  5.30%
Putnam VT High Yield Fund Class IA                   Hartford Life****                          99.20%
Putnam VT High Yield Fund Class IB                   Allstate Life Insurance Co.*               71.00%
Putnam VT High Yield Fund Class IB                   Hartford Life****                          13.60%
Putnam VT High Yield Fund Class IB                   American Express IDS Life VUL***            6.60%
Putnam VT Income Fund Class IA                       Hartford Life****                          98.80%
Putnam VT Income Fund Class IB                       Allstate Life Insurance Co.*               82.70%
Putnam VT Income Fund Class IB                       Hartford Life****                          11.30%
Putnam VT Income Fund Class IB                       Allstate Life Of New York*                  5.30%
Putnam VT International Growth and
Income Fund Class IA                                 Hartford Life****                          99.90%
Putnam VT International Growth and
Income Fund Class IB                                 Allstate Life Insurance Co.*               76.80%
Putnam VT International Growth and
Income Fund Class IB                                 Hartford Life****                           8.60%
Putnam VT International Growth and
Income Fund Class IB                                 American General Life Insurance Company**   6.20%
Putnam VT International Growth Fund Class IA         Hartford Life****                          95.40%
Putnam VT International Growth Fund Class IB         Allstate Life Insurance Co.*               60.40%
Putnam VT International Growth Fund Class IB         Allstate Northbrook Life*                  12.70%
Putnam VT International Growth Fund Class IB         Hartford Life****                           8.40%
Putnam VT International Growth Fund Class IBICMG     Hartford Life Series III-V*****             6.20%
Putnam VT International New Opportunities
Fund Class IA                                        Hartford Life****                          98.00%
Putnam VT International New Opportunities
Fund Class IB                                        American Express IDS Rava 1***             39.60%
Putnam VT International New Opportunities
Fund Class IB                                        American Express IDS Rava 2***             32.30%
Putnam VT International New Opportunities
Funds Class IB                                       Allstate Life Insurance Co.*               19.60%
Putnam VT Investors Fund Class IA                    Hartford Life****                         100.00%
Putnam VT Investors Fund Class IB                    Allstate Life Insurance Co.*               84.80%
Putnam VT Investors Fund Class IB                    Hartford Life****                           9.30%
Putnam VT Investors Fund Class IB                    Allstate Life Of New York*                  5.70%
Putnam VT Money Market Fund Class IA                 Hartford Life****                          99.00%
Putnam VT Money Market Fund Class IB                 Allstate Life Insurance Co.*               47.30%
Putnam VT Money Market Fund Class IB                 Hartford Life****                          43.20%
Putnam VT Money Market Fund Class IB                 Aegon PFL First Union******                 5.40%
Putnam VT New Opportunities Fund Class IA            Hartford Life****                          68.70%
Putnam VT New Opportunities Fund Class IA            American Express IDS Life Flex
                                                     Portfolio Annuity***                       18.60%
Putnam VT New Opportunities Fund Class IA            American Express IDS Life VUL***            8.10%
Putnam VT New Opportunities Fund Class IB            Allstate Life Insurance Co.*               82.00%
Putnam VT New Opportunities Fund Class IB            Hartford Life****                          11.50%
Putnam VT New Opportunities Fund Class IB            Allstate Life Of New York*                  6.40%
Putnam VT New Value Fund Class IA                    Hartford Life****                          99.50%
Putnam VT New Value Fund Class IB                    Allstate Life Insurance Co.*               79.30%
Putnam VT New Value Fund Class IB                    Hartford Life****                           9.70%
Putnam VT New Value Fund Class IB                    Aegon PFL First Union******                 7.00%
Putnam VT OTC & Emerging Growth Fund Class IA        Hartford Life****                         100.00%
Putnam VT OTC & Emerging Growth Fund Class IB        Allstate Life Insurance Co.*               79.20%
Putnam VT OTC & Emerging Growth Fund Class IB        Hartford Life****                          10.00%
Putnam VT OTC & Emerging Growth Fund Class IBICMG    Hartford Life Series IIII-V*****            5.90%
Putnam VT Research Fund Class IA                     Hartford Life****                         100.00%
Putnam VT Research Fund Class IB                     Allstate Life Insurance Co.*               87.60%
Putnam VT Research Fund Class IB                     Hartford Life****                           7.60%
Putnam VT Small Cap Value Class IA                   Hartford Life****                         100.00%
Putnam VT Small Cap Value Class IB                   Allstate Life Insurance Co.*               89.80%
Putnam VT Small Cap Value Class IB                   Hartford Life****                           5.00%
Putnam VT Technology Fund Class IA                   Hartford Life****                          96.20%
Putnam VT Technology Fund Class IB                   Allstate Life Insurance Co.*               90.80%
Putnam VT Utilities Growth and Income Fund Class IA  Hartford Life****                          98.70%
Putnam VT Utilities Growth and Income Fund Class IB  Allstate Life Insurance Co.*               83.30%
Putnam VT Utilities Growth and Income Fund Class IB  Hartford Life****                          11.00%
Putnam VT Utilities Growth and Income Fund Class IB  Allstate Life Of New York*                  5.50%
Putnam VT Vista Fund Class IA                        Hartford Life****                          97.80%
Putnam VT Vista Fund Class IB                        Allstate Life Insurance Co.*               31.50%
Putnam VT Vista Fund Class IB                        American Express IDS Rava 1***             28.40%
Putnam VT Vista Fund Class IB                        American Express IDS Rava 2***             21.60%
Putnam VT Vista Fund Class IB                        Hartford Life****                           5.00%
Putnam VT Voyager Fund Class IA                      Hartford Life****                          96.30%
Putnam VT Voyager Fund Class IB                      Allstate Life Insurance Co.*               73.80%
Putnam VT Voyager Fund Class IB                      Hartford Life****                           9.40%
Putnam VT Voyager Fund Class IB                      Allstate Northbrook Life*                   5.60%
Putnam VT Voyager Fund II Class IA                   Putnam Investments, LLC*******             51.40%
Putnam VT Voyager Fund II Class IA                   Hartford Life****                          48.50%
Putnam VT Voyager Fund II Class IB                   Allstate Life Insurance Co.*               84.10%
Putnam VT Voyager Fund II Class IB                   Allstate Life Of New York*                  6.40%

The addresses for the shareholders listed above are:

*       Allstate Life Insurance Co., 3100 Sanders Rd., Northbrook, IL  60062
**      American General Life Insurance Company, 2727-A Allen Parkway, Houston, TX  77019
***     American Express Financial Advisors, 733 Marquette Avenue, Minneapolis, MN  55041
****    The Hartford, 200 Hopmeadow St., Simsbury, CT  06089


*****   ICMG Variable Life Insurance Co., 100 Campus Drive, Suite 250, Florham Park, NJ  07932

******  c/o TransAmerica Life Insurance Co., 4333 Edgewood Rd. NE, Cedar Rapids, IA  52499
******* Putnam Investments, LLC, One Post Office Square, Boston, MA  02109


Each of the insurance companies has agreed to vote its shares in proportion to and in the manner instructed by contract and policy owners. Allstate Life Insurance Co.*, American General Life Insurance Company, American Express Financial Advisors, The Hartford, ICMG Life Insurance Company and TransAmerica Life Insurance Company, or any of them together, may be deemed to be a controlling person of each of the funds.


Distribution fees


During fiscal 2000, class IB shares of the funds paid the following 12b-1 fees to Putnam Retail Management:

Putnam VT American Government Income Fund (i)              $2,397
Putnam VT Asia Pacific Growth Fund                         12,906
Putnam VT Capital Appreciation Fund (iii)                     124
Putnam VT Diversified Income Fund                          70,343
Putnam VT The George Putnam Fund of Boston                 97,581
Putnam VT Global Asset Allocation Fund                     19,480
Putnam VT Global Growth Fund                              108,681
Putnam VT Growth and Income Fund                          493,726
Putnam VT Growth Opportunities Fund (i)                    28,501
Putnam VT Health Sciences Fund                             88,046
Putnam VT High Yield Fund                                  43,743
Putnam VT Income Fund                                      51,432
Putnam VT International Growth Fund                       169,329
Putnam VT International Growth and Income                  36,890
Putnam VT International New Opportunities Fund            201,732
Putnam VT Investors Fund                                  313,305
Putnam VT Money Market Fund                                92,922
Putnam VT New Opportunities Fund                          269,221
Putnam VT New Value Fund                                   26,952
Putnam VT OTC & Emerging Growth Fund                      102,553
Putnam VT Research Fund                                    87,385
Putnam VT Small Cap Value Fund                             25,554
Putnam VT Technology Fund (ii)                              5,837
Putnam VT Utilities Growth and Income Fund                 38,273
Putnam VT Vista Fund                                      256,774
Putnam VT Voyager Fund                                    525,387
Putnam VT Voyager Fund II (iii)                               293

(i) Commenced operations on February 1, 2000
(ii) Commenced operations on June 14, 2000
(iii) Commenced operations on September 29, 2000

Investor servicing and custody fees and expenses


During fiscal 2000, the Trust incurred $22,711,022 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company. Each fund incurred the following fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company:

Putnam VT American Government Income Fund (i)             $11,210
Putnam VT Asia Pacific Growth Fund                        437,673
Putnam VT Capital Appreciation Fund (iii)                     843
Putnam VT Diversified Income Fund                         530,967
Putnam VT The George Putnam Fund of Boston                310,521
Putnam VT Global Asset Allocation Fund                  1,139,013
Putnam VT Global Growth Fund                            2,521,584
Putnam VT Growth and Income Fund                        3,219,305
Putnam VT Growth Opportunities Fund (i)                    96,485
Putnam VT Health Sciences Fund                            322,154
Putnam VT High Yield Fund                                 506,830
Putnam VT Income Fund                                     482,725
Putnam VT International Growth Fund                     1,402,998
Putnam VT International Growth and Income Fund            649,850
Putnam VT International New Opportunities Fund            965,775
Putnam VT Investors Fund                                  611,394
Putnam VT Money Market Fund                               394,325
Putnam VT New Opportunities Fund                        2,773,585
Putnam VT New Value Fund                                  198,495
Putnam VT OTC & Emerging Growth Fund                      396,668
Putnam VT Research Fund                                   263,801
Putnam VT Small Cap Value Fund                            118,149
Putnam VT Technology Fund (ii)                             60,965
Putnam VT Utilities Growth and Income Fund                559,491
Putnam VT Vista Fund                                      550,662
Putnam VT Voyager Fund                                  4,184,275
Putnam VT Voyager Fund II (iii)                             1,299

(i) Commenced operations on February 1, 2000
(ii) Commenced operations on June 14, 2000
(iii) Commenced operations on September 29, 2000


INVESTMENT PERFORMANCE

Standard performance measures
(for periods ended 12/31/00)


CLASS IA SHARES                     Average Annual Total Return
                                                                      10
                                                   1      5        years/Life
Fund                  Inception Date    Yield*    year   years      of fund


Putnam VT American
Government Income Fund   2/1/00          5.51     N/A     N/A         N/A
Putnam VT Asia
Pacific Growth Fund      5/1/95                -44.21    0.38        0.74
Putnam VT Capital
Appreciation Fund       9/29/00                   N/A     N/A         N/A
Putnam VT Diversified
Income Fund             9/15/93         10.27    0.19    3.26        4.41
Putnam VT The George
Putnam Fund of Boston   4/30/98          3.21    9.82     N/A        4.84
Putnam VT Global Asset
Allocation Fund         1/14/88          2.76   -4.87   10.81       11.68
Putnam VT Global
Growth Fund              5/1/90                -29.64   15.07       13.37
Putnam VT Growth and
Income Fund             1/14/88          1.37    8.11   13.92       14.67
Putnam VT Growth
Opportunities Fund       2/1/00                   N/A     N/A         N/A
Putnam VT Health
Sciences Fund           4/30/98                 39.14     N/A       15.34
Putnam VT High
Yield Fund              1/14/88         13.04   -8.45    3.32       11.02
Putnam VT Income Fund   1/14/88          6.47    8.01    4.96        7.61
Putnam VT International
Growth Fund              1/2/97                 -9.48     N/A       18.96
Putnam VT International
Growth and Income Fund   1/2/97          1.24    1.36     N/A       13.86
Putnam VT International
New Opportunities Fund   1/2/97                -38.56     N/A        9.56
Putnam VT Investors
Fund                    4/30/98                -18.47     N/A        8.31
Putnam VT Money Market
Fund                    1/14/88          6.34    6.03    5.28        4.79
Putnam VT New
Opportunities Fund       5/2/94                -26.09   16.16       19.68
Putnam VT New Value
Fund                     1/2/97                 22.59     N/A       11.35
Putnam VT OTC &
Emerging Growth Fund    4/30/98                -51.03     N/A        4.33
Putnam VT Research
Fund                    9/30/98                 -1.84     N/A       19.63
Putnam VT Small Cap
Value Fund              4/30/99                 24.62     N/A       16.44
Putnam VT Technology
Fund                    6/14/00                   N/A     N/A         N/A
Putnam VT Utilities
Growth and Income
Fund                     5/4/92          2.56   17.61   14.59       13.18
Putnam VT Vista Fund     1/2/97                 -3.98     N/A       21.31
Putnam VT Voyager Fund  1/14/88                -16.41   18.64       20.39
Putnam VT Voyager
Fund II                 9/29/00                   N/A     N/A         N/A

* Information shown for all funds except Putnam VT Money Market Fund represents 30-day yield. Information shown for Putnam VT Money Market Fund represents 7-day yield.


CLASS IB SHARES                     Average Annual Total Return
                                                                      10
                                                   1      5        years/Life
Fund                  Inception Date    Yield*    year   years      of fund

Putnam VT American
Government Income Fund    2/1/00         5.36     N/A     N/A         N/A
Putnam VT Asia Pacific
Growth Fund               5/1/95               -44.34    0.21        0.58
Putnam VT Capital
Appreciation Fund        9/29/00                  N/A     N/A         N/A
Putnam VT Diversified
Income Fund              9/15/93        10.11   -0.07    3.08        4.24
Putnam VT The George
Putnam Fund of Boston    4/30/98         3.07    9.62     N/A        4.75
Putnam VT Global Asset
Allocation Fund          1/14/88         2.62   -4.87   10.72       11.56
Putnam VT Global
Growth Fund               5/1/90               -29.75   14.90       13.20
Putnam VT Growth and
Income Fund              1/14/88         1.23    7.92   13.76       14.50
Putnam VT Growth
Opportunities Fund        2/1/00                  N/A     N/A         N/A
Putnam VT Health
Sciences Fund            4/30/98                38.86     N/A       15.22
Putnam VT High Yield
Fund                     1/14/88        12.88   -8.51    3.22       10.87
Putnam VT Income Fund    1/14/88         6.32    7.79    4.82        7.45
Putnam VT International
Growth Fund               1/2/97                -9.61     N/A       18.79
Putnam VT International
Growth and Income Fund    1/2/97         1.10    1.33     N/A       13.73
Putnam VT International
New Opportunities Fund    1/2/97               -38.67     N/A        9.42
Putnam VT Investors Fund 4/30/98               -18.64     N/A        8.14
Putnam VT Money Market
Fund                     1/14/88         6.19    5.82    5.19        4.64
Putnam VT New
Opportunities Fund        5/2/94               -26.20   15.98       19.51
Putnam VT New Value Fund  1/2/97                22.37     N/A       11.22
Putnam VT OTC &
Emerging Growth Fund     4/30/98               -51.09     N/A        4.22
Putnam VT Research Fund  9/30/98                -1.98     N/A       19.45
Putnam VT Small Cap
Value Fund               4/30/99                24.44     N/A       16.27
Putnam VT Technology
Fund                     6/14/00                  N/A     N/A         N/A
Putnam VT Utilities
Growth and Income Fund    5/4/92         2.42   17.45   14.45       13.03
Putnam VT Vista Fund      1/2/97                -4.09     N/A       21.17
Putnam VT Voyager Fund   1/14/88               -16.54   18.47       20.21
Putnam VT Voyager
Fund II                  9/29/00                  N/A     N/A         N/A

* Information shown for all funds except Putnam VT Money Market Fund represents 30-day yield. Information shown for Putnam VT Money Market Fund represents 7-day yield.

The foregoing performance information reflects an expense limitation applicable to Putnam VT Utilities Growth and Income Fund for fiscal 1992; Putnam VT New Opportunities Fund for fiscal 1994; Putnam VT Asia Pacific Growth Fund for fiscal 1995; Putnam VT International Growth
Fund and Putnam VT International New Opportunities Fund for fiscal
1997; Putnam VT The George Putnam Fund of Boston, Putnam VT Health Sciences Fund, Putnam VT International New Opportunities Fund, Putnam
VT Investors Fund, Putnam VT OTC & Emerging Growth Fund and Putnam VT Research Fund for fiscal 1998; Putnam VT OTC & Emerging Growth Fund and Putnam VT Research Fund for fiscal 1998; and Putnam VT American Government Income Fund for fiscal 2000. In the absence of the expense limitation applicable to these funds for such periods, total return (and yield, in the case of Putnam VT The George Putnam Fund of Boston) shown would have been lower. The per share amount of the applicable expense limitation is set forth in the section of the prospectus entitled "Financial highlights." Performance information presented for the funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under their variable annuity contracts. These charges and expenses are not reflected in the funds' performance and would reduce an investor's return under the annuity contract.


See "Standard performance measures" in Part II of this SAI for information on how performance is calculated.


ADDITIONAL OFFICERS

In addition to the persons listed as officers of the Trust in Part II of this SAI, each of the following persons is also a Vice President of the Trust and certain of the other Putnam funds, the total of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, Inc.

Officer Name (Age) (Number of funds)


Michael K. Arends (47) (4 funds), Senior Vice President of Putnam
Management. Prior to November 1997, Mr. Arends was a Managing Director - Equities at Phoenix Duff & Phelps.

Joshua L. Byrne (36) (4 funds), Senior Vice President of Putnam
Management.

Dana Clark (45) (3 funds), Vice President of Putnam Management.

C. Beth Cotner (48) (7 funds), Managing Director of Putnam Management. Prior to September 1995, Ms. Cotner was an Executive Vice President at Kemper Financial Services.

Kevin M. Cronin (39 funds) (13 funds), Managing Director of Putnam Management. Prior to February 1997, Mr. Cronin was a Vice President and Fund Manager at MFS Investment Management.

Simon Davis (35) (5 funds), Senior Vice President of Putnam Management. Prior to September 2000, Mr. Davis was lead Fund Manager at Deutsche Asset Management.

Stephen P. Dexter (43) (6 funds), Senior Vice President of Putnam
Management.  Prior to June 1999, Mr. Dexter was a Senior Vice
President and Senior Portfolio Manager at Scudder Kemper Inc.

Kevin M. Divney (36) (6 funds), Senior Vice President of Putnam
Management. Prior to July 1997, Mr. Divney was an Investment Officer at Franklin Portfolio.

Joanne M. Driscoll, (30) (2 funds), Vice President of Putnam
Management.

Richard B. England, (42) (4 funds), Senior Vice President of Putnam
Management.

Roland W. Gillis (51) (7 funds), Managing Director of Putnam
Management.

Peter J. Hadden (39) (3 funds), Senior Vice President of Putnam
Management.

Thomas R. Haslett (39) (4 funds), Managing Director of Putnam
Management. Prior to December 1996, Mr. Haslett was Managing Director at Montgomery Asset Management Ltd.

Joseph P. Joseph (42) (27 funds), Managing Director of Putnam
Management.

Omid Kamshad 38) (9 funds), Managing Director of Putnam Management. Prior to January 1996 Mr. Kamshad was Director of Investments at
Lombard Odier International.

David L. King(44) (7 funds), Managing Director of Putnam Management.

Steven L. Kirson (40) (3 funds), Senior Vice President of Putnam
Management.

Deborah F. Kuenstner (42) (13 funds), Managing Director of Putnam
Management. Prior to March 1997, Ms. Kuenstner was a Senior Portfolio Manager at Dupont Pension Fund Investment.

William J. Landes (48) (28 funds), Managing Director of Putnam
Management.

Jeffrey R. Lindsey (38) (7 funds), Managing Director of Putnam
Management.

Saba S. Malak (35) (2 funds) Senior Vice President of Putnam
Management. Prior to October 1997, Mr. Malak was a Consultant/Manager at The Boston Consulting Group.

Paul Marrkand (41) (7 funds), Senior Vice President of Putnam
Management.

Krishna K. Memani (40) (3 funds), Managing Director of Putnam
Management. Prior to September 1998 Mr. Memani was a Principal at Morgan Stanley & Co.

Christopher G. Miller (34) (2 funds), Senior Vice President of Putnam Management. Prior to January 1998, Mr. Lewis was a Portfolio Manager at Analytic TSA Global Asset Management.

Daniel L. Miller (43) (8 funds), Managing Director of Putnam
Management.

Jeanne L. Mockard(37) (6 funds), Senior Vice President of Putnam
Management.

Kelly A. Morgan (38) (3 funds), Managing Director of Putnam
Management.  Prior to December 1996, Ms. Morgan was a Senior Vice
President at Alliance Capital Management L.P.

Colin Moore (42) (3 funds), Managing Director of Putnam Management. Prior to May 2000, Mr. Moore was Chief Investment Officer at Rockefeller & Co., Inc.

Michael J. Mufson (38) (3 funds), Managing Director of Putnam
Management.

Hugh H. Mullin (38) (3 funds), Senior Vice President of Putnam
Management.

Stephen Oler (40) (4 funds), Senior Vice President of Putnam Management. Prior to June 1997, Mr. Oler was a Vice President at Templeton
Investments, and prior to March 1996 was Senior Vice President at Baring Asset Management Co.

Stephen M. Oristaglio (45) (82 funds), Senior Managing Director of Putnam Management. Prior to July 1998, Mr. Oristaglio was a Managing Director at Swiss Bank Corp.

Margery C. Parker (50) (5 funds), Senior Vice President of Putnam
Management. Prior to December 1997, Ms. Parker was a Vice President and Portfolio Manager at Keystone Investments.

Carmel Peters(50) (4 funds), Senior Vice President of Putnam
Management. Prior to May 1997, Ms. Peters was a Managing Director and CIO of Wheelock Natwest Investment Management and prior to February 1996, Ms. Peters was a Director and CIO of Rothschild Asset Management Asia Pacific.

James Prusko (35) (6 funds), Senior Vice President of Putnam
Management.

David J. Santos (43) (6 funds), Senior Vice President of Putnam
Management.

Justin M. Scott (43) (4 funds), Managing Director of Putnam Management.

Edward T. Shadek, Jr.(40) (3 funds), Managing Director of Putnam
Management. Prior to March 1997, Mr. Shadek was a Portfolio Manager at Newbold's Asset Management Co.

Sheldon N. Simon (43) (2 funds), Senior Vice President of Putnam
Management.

Margaret D. Smith (41) (2 funds), Senior Vice President of Putnam
Management.

Erin J. Spatz (35) (2 funds), Senior Vice President of Putnam
Management.  Prior to May 1996, Ms. Spatz was a Vice President at
Pioneer Funds.

Michael P. Stack (42 (4 funds), Senior Vice President of Putnam
Management.  Prior to November 1997, Mr. Stack was a Senior Vice
President and Portfolio Manager at Independence Investment Associates
Inc.

George W. Stairs (51) (3 funds), Senior Vice President of Putnam
Management.

Lisa Svensson (38) (3 funds), Senior Vice President of Putnam
Management.

Robert Swift (40) (5 funds), Managing Director of Putnam Management.

Rosemary H. Thomsen (40) (5 funds), Managing Director of Putnam
Management.

David L. Waldman (35) (5 funds), Managing Director of Putnam
Management. Prior to June 1997, Mr. Waldman was a Senior Portfolio Manager at Lazard Freres.

Paul C. Warren (40) (5 funds), Managing Director of Putnam Management. Prior to May 1997 Mr. Warren was a Director at IDS Fund Management.

Richard B. Weed (34) (2 funds), Senior Vice President.  Prior to
December 2000, Mr. Weed was a Senior Portfolio Manager, State Street Global Advisors.

Manuel Weiss (52 (4 funds), Managing Director of Putnam Management.

Eric Wetlaufer (39) (3 funds), Managing Director of Putnam
Management.  Prior to November 1997, Mr. Wetlaufer was a Managing
Director and Portfolio Manager at Cadence Capital Management.

James C. Wiess (40) (2 funds) , Senior Vice President of Putnam
Management. Prior to April 2000, Mr. Wiess was a Portfolio Manager at JP Morgan Company.

Michael R. Yogg (54) (2 funds), Senior Vice President of Putnam
Management. Prior to April 1997, Mr. Yogg was a Portfolio Manager at State Street Research.


INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS


PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, are the Trust's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Accountants, financial highlights and financial statements included in the Trust's Annual Report for the fiscal year ended December 31, 2000, filed electronically on March 12, 2001 (File No. 811-5346), are incorporated by reference into this SAI. The financial highlights included in the prospectuses and incorporated by reference into this SAI have been so included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.


PUTNAM VARIABLE TRUST
STATEMENT OF ADDITIONAL INFORMATION ("SAI")
PART II


As noted in the prospectus, in addition to the principal investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in the fund's prospectus or Part I of this SAI, or by applicable law, the fund may engage in each of the practices described below.


MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

Foreign Investments


Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.


Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.


The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with
investments in "emerging markets."   For example, political and economic
structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.


Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Foreign Currency Transactions


To manage its exposure to foreign currencies, the fund may engage without limit in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.


Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.




For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

The fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions."

The fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Currency forward and futures contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

Investments in Miscellaneous Fixed-Income Securities

If the fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. The fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's assets. Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values
of lower-rated securities.   Changes by nationally recognized securities
rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.


At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.


Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.


To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.


Loan Participations


The fund may invest in "loan participations." By purchasing a loan participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loan participations may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.


The borrower of a loan in which the fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.


Corporate loans in which the fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.


Certain of the loan participations acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Floating Rate and Variable Rate Demand Notes


Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.


Mortgage Related and Asset-backed Securities


Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.


Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates.
These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.


Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.


CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.


Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.


The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.


Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments.
The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. These types of instruments are often structured to perform in a similar fashion to a broad based securities index. Investing in these types of securities involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Alternative Investment Strategies

Under normal market conditions, each fund seeks to remain fully invested and to minimize its cash holdings. However, at times Putnam Management may judge that market conditions make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. In implementing these strategies, the funds may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or any other securities Putnam Management considers consistent with such defensive strategies.

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Private Placements and Restricted Securities


The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.


The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.


Futures Contracts and Related Options

Subject to applicable law the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index.
The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by the fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

Options on stock index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Index Warrants

The fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Short-term Trading


In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.


Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

Repurchase Agreements


The fund, unless it is a money market fund, may enter into repurchase agreements, amounting to not more than 25% of its total assets. Money market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.




Forward Commitments

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Swap Agreements


The fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of the fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The fund's ability to engage in certain swap transactions may be limited by tax considerations.


The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus or in this SAI.

TAXES

Tax requirements for variable annuity and variable life insurance separate accounts. Internal Revenue Service regulations applicable to variable annuity and variable life insurance separate accounts generally require that portfolios that serve as the funding vehicles for such separate accounts meet a diversification requirement. A portfolio will meet this requirement if it invests no more than 55% of the value of its assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. Alternatively, a portfolio will be treated as meeting this diversification requirement for any quarter of its taxable year if, as of the close of such quarter, the portfolio meets the diversification requirements applicable to regulated investment companies described below and no more than 55% of the value of its total assets consist of cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Each of the funds intends to comply with these requirements. Please refer to the prospectus of the separate accounts that hold interests in the funds for a discussion of the tax consequences of variable annuity and variable life contracts.


Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;


(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter,
(i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.


If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If the fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Hedging transactions. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Certain of the fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund's book income is less than its taxable income, the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

Securities issued or purchased at a discount. The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Foreign currency-denominated securities and related hedging transactions. The fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."


A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding.

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 2000 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax rates under income tax treaties. Foreign investors in a fund should consult their tax advisers with respect to the potential application of these new regulations.


MANAGEMENT


Trustees Name (Date of Birth)

John A. Hill (1/31/42), Chairman and Trustee. Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors). Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, St. Lukes-Roosevelt (a New York City hospital) and various private companies owned by First Reserve Corporation, and Member of the Board of Advisors of Fund Directors.

Jameson A. Baxter (9/6/43), Trustee. President, Baxter Associates, Inc. (a management consulting and private investments firm). Director of ASHTA Chemicals, Inc., Banta Corporation(a printing and digital imaging firm), and Ryerson Tull, Inc.(a steel service corporation). Chairman Emeritus of the Board of Trustees, Mount Holyoke College.

+Hans H. Estin (9/8/28), Trustee. Chartered Financial Analyst and Vice Chairman, North American Management Corp. (a registered investment adviser).

Ronald J. Jackson (12/17/43), Trustee. Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer).

Paul L. Joskow (6/30/47), Trustee. Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology. Director, National Grid Group (a UK based holding company with interests in electric power and telecommunications networks), State Farm Indemnity Company (an automobile insurance company) and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council.

Elizabeth T. Kennan (2/25/38), Trustee. President Emeritus of Mount Holyoke College. Director, Northeast Utilities, Talbots (a distributor of women's apparel) and Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming).

*Lawrence J. Lasser (11/1/42), Trustee and Vice President. President, Chief Executive Officer and Director of Putnam Investments, LLC and Putnam Investment Management, LLC. Director of Marsh & McLennan
Companies, Inc. and the United Way of Massachusetts Bay.

John H. Mullin, III (6/15/41), Trustee. Chairman and CEO of Ridgeway
Farm (a limited liability company engaged in timber and farming).
Director of Graphic Packaging International Corp. (a company engaged in the manufacture of packaging products, formerly known as ACX Technologies, Inc.), Alex. Brown Realty, Inc., The Liberty Corporation
(a company engaged in the broadcasting industry) and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light).

+Robert E. Patterson (3/15/45), Trustee.  President and Trustee of
Cabot Industrial Trust (a publicly traded real estate investment trust). Director of Brandywine Trust Company.

*George Putnam III (8/10/51), President and Trustee. President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser). Director of The Boston Family Office, L.L.C. (a registered investment advisor).

*A.J.C. Smith (4/13/34), Trustee. Director of Marsh & McLennan
Companies, Inc. and Trident Corp. (a limited partnership with over 30 institutional investors).

W. Thomas Stephens (9/2/42), Trustee. President and Chief Executive Officer of MacMillan Bloedel Ltd. (a forest products and building materials company). Chairman of Mail-Well (a printing and energy company) and Director of Qwest Communications, Xeel Energy Inc. (a public utility company, formerly known as New Century Energies), Trans Canada Pipeliners and Norske Skog Canada Ltd. (a paper company formerly known as Fletcher Challenger Canada).

W. Nicholas Thorndike (3/28/33), Trustee. Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer) and Providence Journal Co.(a newspaper publisher). Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust) and Northeastern University, and Member of the Advisory Board of National Grid USA (an electric company).

Officers Name (Date of Birth)

Charles E. Porter (7/26/38), Executive Vice President, Treasurer and Principal Financial Officer. Managing Director of Putnam Investments, LLC and Putnam Management.

Patricia C. Flaherty (12/1/46), Senior Vice President. Senior Vice President of Putnam Investments, LLC and Putnam Management.

Gordon H. Silver (7/3/47), Vice President. Senior Managing Director of Putnam Investments, LLC and Putnam Management.

Brett C. Browchuk (2/27/63), Vice President. Managing Director of Putnam Investments, LLC and Putnam Management.

Ian C. Ferguson (7/3/57), Vice President. Senior Managing Director of Putnam Investments, LLC and Putnam Management.

Richard A. Monaghan (8/25/54), Vice President. Managing Director of Putnam Investments, LLC, Putnam Management and Putnam Retail
Management.

Richard G. Leibovitch (10/31/63), Vice President. Managing Director of Putnam Investments, LLC, and Putnam Management. Prior to February 1999, Mr. Leibovitch was a Managing Director at J.P. Morgan.

John R. Verani (6/11/39), Vice President. Senior Vice President of Putnam Investments, LLC and Putnam Management.

Michael T. Healy (1/24/58), Assistant Treasurer and Principal Accounting Officer. Managing Director of Putnam Investments, LLC and Putnam Investor Services.

Judith Cohen (6/7/45), Clerk.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management.

Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or directors of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Retail Management.


+Members of the Executive Committee of the Trustees. The Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the fund and may exercise all of the powers of the Trustees.

           ------------------------------------

Certain other officers of Putnam Management are officers of the fund. See "Additional officers" in Part I of this SAI. The mailing address of each of the officers and Trustees is One Post Office Square, Boston, Massachusetts 02109.


Except as stated below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc. Prior to March 2000 and September 1998, Dr. Joskow was a Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic and Kentucky Home Life Insurance, respectively. Prior to October 1997 and January 1998, Mr. Mullin was a Director of Dillon, Reed and Co. Inc. and The Ryland Group, Inc., respectively. Prior to 1996, Mr. Stephens was Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation. Prior to September 2000 and April 2000, Mr. Thorndike was a Director of Bradley Real Estate, Inc. and a Trustee of Eastern Utilities Associates, respectively. Prior to April 1996, Mr. Ferguson was CEO at Hong Kong Shanghai Banking Corporation. Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to November 1998, Mr. Monaghan was Managing Director at Merrill Lynch.


Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services. For details of Trustees' fees paid by the fund and information concerning retirement guidelines for the Trustees, see "Charges and expenses" in Part I of this SAI.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Putnam Management and its affiliates


Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. As of December 31, 2000, the firm serves as the investment manager for the funds in the Putnam Family, with over $269 billion in assets in nearly 14 million shareholder accounts. An affiliate, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At December 31, 2000, Putnam Management and its affiliates managed over $370 billion in assets, including nearly $16 billion in tax-exempt securities and $90 billion in retirement plan assets.

Putnam Management, Putnam Retail Management and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, LLC, a holding company owned by Putnam Investments Trust which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.


Trustees and officers of the fund who are also officers of Putnam
Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The Management Contract


Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.


For details of Putnam Management's compensation under the Management Contract, see "Charges and expenses" in Part I of this SAI. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the prospectus and/or Part I of this SAI.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.


The amount of this reimbursement for the fund's most recent fiscal year is included in "Charges and Expenses" in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.


The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

Portfolio Transactions

Investment decisions. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and research services. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.


It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as economic analysis, investment research and database services, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, performance measurement services, subscriptions, pricing services, quotation services, news services and computer equipment (investment-related hardware and software) utilized by Putnam Management's managers and analysts. Where the services referred to above are used by Putnam Management not exclusively for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.


Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.


As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934
Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.


The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Principal Underwriter


Putnam Retail Management is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See "Charges and expenses" in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam
Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management and Putnam Retail Management (The Putnam Investments' Code of Ethics) and by the fund (the Putnam Funds' Code of Ethics). The Putnam Investments' Code of Ethics and the Putnam Funds' Code of Ethics, in accordance with Rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments' Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments' Code, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by Rule 17j-1, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.


The Putnam Funds' Code of Ethics incorporates and applies the restrictions of Putnam Investments' Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds' Code does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds' Code regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit quarterly reports of personal securities transactions.


The fund's Trustees, in compliance with Rule 17j-1, approved Putnam Investments' and the Putnam Funds' Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.


Investor Servicing Agent and Custodian


Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. Putnam Investor Services has won the DALBAR Service Award ten times in the past eleven years. In 1997, 1998 and 2000, Putnam was the only company to win all three DALBAR Awards: for service to investors, to financial advisors, and to variable annuity contract holders. DALBAR, Inc. an independent research firm, presents the awards to financial services firms that provide consistently excellent service.


PFTC is the custodian of the fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the fund. The fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the fund or decides which securities the fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The fund may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the fund's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The fund pays PFTC an annual fee based on the fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

See "Charges and expenses" in Part I of this SAI for information on fees and reimbursements for investor servicing and custody received by PFTC. The fees may be reduced by credits allowed by PFTC.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.


Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the fund's shares are computed in their local currencies as of such times. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time). Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.


Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment Company Act of 1940.

DISTRIBUTION PLAN

The Trust has adopted a distribution plan with respect to class IB shares, the principal features of which are described in the prospectus. This SAI contains additional information which may be of interest to investors.

Continuance of the plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of a fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to the plan must be likewise approved by the Trustees and the Qualified Trustees. The plan may not be amended in order to increase materially the costs which a fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of a fund or relevant class of the fund, as the case may be. The plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.


Putnam Retail Management pays service fees to insurance companies and their affiliated dealers at the rates set forth in the Prospectus. Service fees are paid quarterly to the insurance company or dealer of record for that quarter.

Financial institutions receiving payments from Putnam Retail
Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of insurance companies and securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to insurance companies or their affiliates, "average net asset value" means the product of (i) the average daily share balance in such account(s) and
(ii) the average daily net asset value of the relevant class of shares over the quarter.


SUSPENSION OF REDEMPTIONS

The fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

STANDARD PERFORMANCE MEASURES

Yield and total return data for the fund may from time to time be presented in Part I of this SAI and in advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class. The data is calculated as follows.


Total return for one-, five- and ten-year periods (or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the fund made at the beginning of the period, at net asset value and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.


The fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and (B) the per share net asset value for class IA and IB shares of the fund on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as the Government National Mortgage Association ("GNMAs"), based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The amount of expenses used in determining the fund's yield includes, in addition to expenses actually accrued by the fund, an estimate of the amount of expenses that the fund would have incurred if brokerage commissions had not been used to reduce such expenses.

If the fund is a money market fund, yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks). Effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

If the fund is a tax-exempt fund, the tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the tax-exempt yield. The tax-equivalent yield will differ for shareholders in other tax brackets.

At times, Putnam Management may reduce its compensation or assume expenses of the fund in order to reduce the fund's expenses. The per share amount of any such fee reduction or assumption of expenses during the fund's past five fiscal years (or for the life of the fund, if shorter) is set forth in the footnotes to the table in the section entitled "Financial highlights" in the prospectus. Any such fee reduction or assumption of expenses would increase the fund's yield and total return for periods including the period of the fee reduction or assumption of expenses.

All data are based on past performance and do not predict future results.

COMPARISON OF PORTFOLIO PERFORMANCE

Independent statistical agencies measure the fund's investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the fund may distribute these
comparisons to its shareholders or to potential investors.   The
agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.


Lipper, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

Wiesenberger a division of Thomson Financial publishes and distributes mutual fund rankings on a monthly basis. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year, 10-year and 15-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or certain fees.


Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune,
Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

The Consumer Price Index, prepared by the U.S. Bureau of Labor
Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

Credit Suisse First Boston Global High Yield Index is an index of fixed income, non-convertible, U.S. dollar denominated securities having a rating of BB and below by Standard & Poor's or Ba by Moody's. The index is constructed to mirror the U.S. high yield debt market.

The Dow Jones Industrial Average is an index of 30 common stocks frequently used as a general measure of stock market performance.

The Dow Jones Utilities Average is an index of 15 utility stocks frequently used as a general measure of stock market performance for the utilities industry.




The Lehman Brothers Aggregate Bond Index is an index composed of securities from The Lehman Brothers Government/Corporate Bond Index, The Lehman Brothers Mortgage-Backed Securities Index and The Lehman Brothers Asset-Backed Securities Index and is frequently used as a broad market measure for fixed-income securities.

The Lehman Brothers Asset-Backed Securities Index is an index composed of credit card, auto, and home equity loans. Included in the index are pass-through, bullet (noncallable), and controlled amortization structured debt securities; no subordinated debt is included. All securities have an average life of at least one year.

The Lehman Brothers Corporate Bond Index is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

The Lehman Brothers Government Bond Index is an index of publicly issued U.S. Treasury obligations and debt obligations of U.S. government agencies (including mortgage-backed securities) frequently used as a general gauge of the market for fixed-income, government securities.

The Lehman Brothers Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.


The Lehman Brothers GNMA Index is an index of mortgage-backed pass-through securities securities of the Government National Mortgage Association (GNMA) bonds frequently used as a general gauge of the market for GNMA securities.


The Lehman Brothers Intermediate Government Bond Index is an index of publicly issued U.S. Treasury obligations and debt obligations of U.S. government agencies (excluding mortgage-backed securities) with maturities of up to ten years frequently used as a general gauge of the market for intermediate-term, fixed-income, government securities.

The Lehman Brothers Intermediate Treasury Bond Index is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

The Lehman Brothers Long-Term Treasury Bond Index is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar-denominated and have maturities of 10 years or greater.


The Lehman Brothers Mortgage-Backed Securities Index is an index that includes fixed-rate securities backed by the mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association
(FNMA).


The Lehman Brothers Municipal Bond Index is an index of long-term, investment-grade, fixed-rate tax-exempt bonds.

The Lehman Brothers Treasury Bond Index is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar denominated, have a minimum of one year to maturity, and are issued in amounts over $50 million.

The Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper, Inc.

The Lipper Natural Resources Average is an arithmetic average of the total return of all mutual funds tracked by Lipper, Inc. that invest more than 65% of their equity holdings in the natural resources industries.

The Lipper Tax Exempt Money Market Average is an arithmetic average of the total return of all tax exempt money market mutual funds tracked by Lipper, Inc.

The Merrill Lynch All-Convertible Index is an index of convertible securities that is commonly used as a general measure of performance for the convertible securities market.

The Merrill Lynch 91-Day Treasury Bill Index is an index that measures the performance of U.S. Treasury bills currently available in the marketplace.

The Merrill Lynch Perpetual Preferred Index is an index of perpetual preferred securities that is commonly used as a general measure of performance for the preferred-stock market.

The Morgan Stanley Capital International Emerging Markets Index is an index of equity securities issued by companies located in emerging markets with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Emerging Markets Free Index is an index of equity securities issued by companies located in emerging markets, available to non-domestic investors, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International EAFE Index is an index of equity securities issued by companies located in Europe, Australasia and the Far East, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Europe Index is an index of equity securities issued by companies located in one of the 15 European countries, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Pacific Index is an index of equity securities issued by companies located in one of five Asian countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia, with all values expressed in U.S.
dollars.

The Morgan Stanley Capital International World Index is an index of global equity securities with all values expressed in U.S. dollars.

The Morgan Stanley Capital International World Free Index is an index of global equity securities, available to non-domestic investors, with all values expressed in U.S. dollars.

The NASDAQ Industrial Average is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

The Russell 1000 Index is an index composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the Russell 3000 total market capitalization.

The Russell 1000 Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell 1000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than other companies in the Russell 1000 Index.

The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

The Russell 2000 Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell 2000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than other companies in the Russell 2000 Index.

The Russell 3000 Index is an index composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

The Russell Midcap Index is an index composed of the 800 smallest companies in the Russell 1000 Index, representing approximately 26% of the Russell 1000 total market capitalization.

The Russell Midcap Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell Midcap Index. Each security's growth orientation is determined by a composite score of the security's price-to-book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks.

The Salomon Brothers Extended Market Index is an index of global equity securities of smaller companies with all values expressed in U.S.
dollars.

The Salomon Brothers Long-Term High-Grade Corporate Bond Index is an index of publicly traded corporate bonds having a rating of at least AA by Standard & Poor's or Aa by Moody's and is frequently used as a general measure of the performance of fixed-income securities.

The Salomon Brothers Long-Term Treasury Index is an index of U.S.
government securities with maturities greater than 10 years.

The Salomon Brothers World Government Bond Index is an index that tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan,
Netherlands, Ireland, Spain, Sweden, Switzerland, United Kingdom, United States and Portugal. Country eligibility is determined by market capitalization and investability criteria.

The Salomon Brothers Non-U.S. World Government Bond Index is an index of foreign government bonds calculated to provide a measure of performance in the government bond markets outside of the United States.

Standard & Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance.

Standard & Poor's 40 Utilities Index is an index of 40 utility stocks.

Standard & Poor's/Barra Value Index is an index constructed by ranking the securities in the Standard & Poor's 500 Composite Stock Price Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the Standard & Poor's 500 Composite Stock Price Index.


In addition, Putnam Retail Management may distribute to shareholders or prospective investors illustrations of the benefits of reinvesting tax-exempt or tax-deferred distributions over specified time periods, which may include comparisons to fully taxable distributions. These illustrations use hypothetical rates of tax-advantaged and taxable returns and are not intended to indicate the past or future performance of any fund.


SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Notes


MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


Commercial paper


Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.
-- High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.


Notes


SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.


Commercial paper


A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.


DEFINITIONS


"Putnam Management"                 -- Putnam Investment Management, LLC,
                                       the fund's investment manager.

"Putnam Retail Management"          -- Putnam Retail Management
                                       (formerly Putnam Mutual Funds), the
                                       fund's principal underwriter.


"Putnam Fiduciary Trust             -- Putnam Fiduciary Trust Company,
Company"                               the fund's custodian.

"Putnam Investor Services"          -- Putnam Investor Services, a
                                       division of Putnam Fiduciary Trust
                                       Company, the fund's investor
                                       servicing agent.





PUTNAM VARIABLE TRUST

FORM N-1A
PART C

OTHER INFORMATION

Item 23. Exhibits

1. Agreement and Declaration of Trust dated September 24, 1987, as revised January 1, 1997 -- Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement.


2. By-Laws, as amended through January 30, 1997 - Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's
Registration Statement.


3a. Portions of Agreement and Declaration of Trust Relating to
Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement.

3b. Portions of By-Laws Relating to Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement.


4. Form of Management Contract dated October 2, 1987, as most recently supplemented July 24, 2000 - Incorporated by reference to
Post-Effective Amendment No. 27 to the Registration's Registration
Statement.


5a. Distributor's Contract dated May 6, 1994 -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's
Registration Statement.

5b. Form of Specimen Dealer Sales Contract -- Incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

5c. Form of Specimen Financial Institution Sales Contract --
Incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

6. Not applicable.

7. Custodian Agreement with Putnam Fiduciary Trust Company dated May 3, 1991, as amended July 13, 1992 -- Incorporated by reference to
Post-Effective Amendment No. 10 to the Registrant's Registration
Statement.

8. Investor Servicing Agreement dated June 3, 1991 with Putnam Fiduciary Trust Company -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement.


9. Opinion of Ropes & Gray, including consent - Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's
Registration Statement.

10. Consent of Independent Accounts - Exhibit 1.


11. Not applicable.

12. Investment Letters from Putnam Investment Management, Inc. to the Registrant -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement.

13a. Class IB Distribution Plan and Agreement -- Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's
Registration Statement.

13b. Form of Specimen Dealer Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's
Registration Statement.

13c. Form of Specimen Financial Institution Service Agreement --
Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement.

14. Rule 18f-3(d) Plan -- Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement.

15a. The Putnam Funds Code of Ethics - Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration
Statement.

15b. Putnam Investments Code of Ethics - Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration
Statement.

Item 24. Persons Controlled by or under Common Control with the Fund


None


Item 25. Indemnification

The information required by this item is incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-5346).





Item 26. Business and Other Connections of Investment Adviser

Except as set forth below, the directors and officers of the Registrant's investment adviser have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors or officers of the investment adviser or certain of its corporate affiliates. Certain officers of the investment adviser serve as officers of some or all of the Putnam funds. The address of the investment adviser, its corporate affiliates and the Putnam Funds is one Post Office Square, Boston, Massachusetts 02109.


Name                             Non-Putnam business and other connections
----                             -----------------------------------------
Lauren Allansmith                Prior to August 1999, Analyst, Loomis Sayles,
Senior Vice President            One Financial Center, Boston, MA 02111

Blake Anderson                   Trustee, Salem Female Charitable Society,
Managing Director                Salem MA 01970

Robert R. Beck                   Director, Charles Bridge Publishing, 85 Main
Senior Vice President            St., Watertown, MA  02172; Board of Overseers,
                                 Beth Israel Deaconess Medical Center, 330
                                 Brookline Ave., Boston, MA 02215

Stephen A. Balter                Prior to March 2000, Vice President and Analyst,
Vice President                   Pioneer Investment Management, 60 State St.,
                                 Boston, MA 02109

Rob A. Bloemker                  Prior to September 1999, Managing Director,
Senior Vice President            Lehman Brothers, 555 California St., 30th floor,
                                 San Francisco, CA 94104

Claudio Brocado                  Prior to August 1999, independent consultant by
Vice President                   Stires, O'Donnell & Co. 12 East 44th St., New York,
                                 NY 10017; Prior to January 1999, independent
                                 consultant by Coast Partners, 601 California St.,
                                 San Francisco, CA 94108

Anna Bulkovshteyn                Prior to July 1999, Quantitative Analyst, Sun Life
Assistant Vice President         Investment Management, 200 King Street West, Toronto,
                                 Ontario M5H 3T4 Canada

Jason T. Cecchini                Prior to August 2000, Project Analyst, Fleet Boston
Assistant Vice President         Financial, 100 Federal St., Boston, MA 02110

Mark Chameih                     Prior to May 1999, Vice President, Chase Manhattan,
Vice President                   125 London Wall, London, UK

Paul L. Check                    Prior to October 2000, Morgan Stanley Dean Witter,
Vice President                   1585 Broadway, New York, NY 10036

Sabina M. Ciminero               Prior to August 2000, Research Associate,
Assistant Vice President         International Graduate School of Management,
                                 Soldiers Field Road, Boston, MA 02163; Prior to
                                 August 1999, Research Associate, Harvard Business
                                 School, Soldiers Field Road, Boston, MA 02163

James Conklin                    Prior to May 2000, Vice President, Lehman Brothers,
Vice President                   3 World Financial Center, New York, NY 10285

C. Beth Cotner                   Director, The Lyric Stage Theater, 140 Clarendon St.,
Senior Vice President            Boston, MA 02116

Rick Cotton                      Prior to August 1999, Manager, Andersen Consulting,
Vice President                   100 William St., Wellesley, MA 02481

Collin Crownover                 Prior to October 2000, Research Officer, Barclays
Vice President                   Global Investors, 45 Fremont St., San Francisco, CA
                                 94105

Lindsey L. Curley                Prior to June 1999, Portfolio Analyst, Standish,
Assistant Vice President         Ayer & Wood, Inc., One Financial Center, Boston, MA
                                 02110.

John R.S. Cutler                 Member, Burst Media, L.L.C., 10 New England Executive
Vice President                   Park, Burlington, MA 01803

Kenneth Daly                     President, Andover River Rd. TMA, River Road
Managing Director                Transportation Management Association, 7 Shattuck
                                 Rd., Andover, MA 01810

Simon Davis                      Prior to September 2000, Lead Manager, Deutsche Asset
Senior Vice President            Management, 1 Appold St., London, EC2

Ralph C. Derbyshire              Board Member, MSPCC, 399 Boylston St., Boston, MA;
Senior Vice President            Board Member, Winchester After School Program,
                                 Skillings Rd., Winchester, MA

Lisa DeConto                     Prior to June 2000, Associate Partner, Westgate
Senior Vice President            Group, 175 Federal St., Boston, MA 02110; Prior to
                                 May 1999, Principal, LAI Worldwide, 99 High St.,
                                 Boston, MA 02110

Stephen P. Dexter                Prior to June 1999, Senior Vice President and Senior
Senior Vice President            Portfolio Manger, Scudder Kemper, Inc. One
                                 International Place, Boston, MA

Kenneth J. Doerr                 Prior to November 2000, Mid-Cap Portfolio Manager,
Senior Portfolio Manager         Principal, Equinox Capital Management, 590 Madison
                                 Avenue, New York, NY 10022

Michael G. Dolan                 Chairman-Finance Council, St. Mary's Parish, 44
Assistant Vice President         Myrtle St., Melrose, MA  02176; Member, School
                                 Advisory Board, St. Mary's School, 44 Myrtle St.,
                                 Melrose, MA 02176

Stephen D. Driscoll              Prior to April 1999, Compliance Analyst, State Street
Assistant Vice President         Bank & Trust, 607 Boylston St., Boston, MA 02116

Edward Driscoll                  Prior to September 1999, Equity Trader, Fidelity
Vice President                   Research and Management, 82 Devonshire St., Boston,
                                 MA 02109

Emily Durbin                     Board of Directors, Family Service, Inc., Lawrence,
Vice President                   MA 01840

Karnig H. Durgarian              Board Member, EBRI, Suite 600, 2121 K St., N.W.,
Managing Director                Washington, DC 20037-1896.  Trustee, American
                                 Assembly, 122 C. St., N.W., Suite 350, Washington,
                                 DC 20001

Nathan Eigerman                  Trustee, Flower Hill Trust, 298 Marlborough St.,
Senior Vice President            #4, Boston, MA 02116

Tony H. Elavia                   Prior to September 1999, Executive Vice President,
Senior Vice President            Voyageur Asset Management, 90 S. 7th Street,
                                 Minneapolis, MN 55402

Irene M. Esteves                 Board of Director Member, American Management
Managing Director                Association Finance council, 1601 Broadway, New
                                 York, NY; Board of Director Member, First Night
                                 Boston, 20 Park Plaza, Suite 927, Boston, MA; Board
                                 of Director Member, SC Johnson Commercialmarkets,
                                 8310 16th St., Stutevant, WI 53177; Board of
                                 Director Member, Massachusetts Taxpayers Foundation,
                                 24 Province St., Boston, MA; Board of Director Member,
                                 Mrs. Bairds Bakeries, 515 Jones St., Suite 200, Fort
                                 Worth, Texas 76102

James M. Falvey                  Prior to August 2000, Senior Vice President,
Senior Vice President            Dresdner, Kleinwort, Benson, One Boston Place,
                                 Boston, MA 02108

Ian Ferguson                     Trustee, Park School, 171 Goddard Avenue, Brookline,
Senior Managing Director         MA 02146

Peter M. Fleisher                Prior to July 1999, Senior Vice President, Fleet
Senior Vice President            National Bank, 75 State Street, Boston, MA 02109

Michael J. Fleming               Prior to February 2000, Associate Portfolio
Vice President                   Manager, International Equity, DuPont Capital
                                 Management, 1 Righter Parkway, Suite 3200,
                                 Wilmington, DE 19803

Daisy Foquet                     Prior to September 2000, Analyst, Dresdner RCM
Vice President                   Global Investors, 10 Fenchurch Street, London EC3M
                                 3LB.  Prior to September 1999, Analyst, Prudential
                                 Portfolio Managers, Lawrence Putney Hill, London
                                 EC4R 0EU

Christopher W. Fox               Prior to May 2000, Senior Consultant, American
Assistant Vice President         Management Systems, 7050 Legato Rd., Fairfax, VA
                                 22033

Jason Fromer                     Prior to August 2000, Currency/Macro Trader, Soros
Vice President                   Fund Management, 888 7th Avenue, 33rd Floor, New York, NY 10106

Reto Gallati                     Prior to March 2000, Head of Bank Risk Management,
Senior Vice President            Director, KPMG LLP, Badenerstrasse 172, 8004 Zurich,
                                 Switzerland

Matthew R. Gage                  Prior to December, 1999, Audit Manager, Ernst & Young
Assistant Vice President         LLP, 200 Clarendon St., Boston, MA 02116

Vivek Gandhi                     Prior to October 1999, Vice President, Alliance
Vice President                   Capital Management, 1 Findlayson Green, Singapore,
                                 India;

Bartlett Geer                    Prior to November 2000, Senior Vice President,
Senior Vice President            State Street Research & Management, 1 Financial
                                 Center, Boston, MA 02111

John H. Gernon                   Prior to June 2000, Vice President, Fidelity
Senior Vice President            Investments, Inc., 82 Devonshire St., Boston, MA
                                 02109

Frederik Gjerstad                Prior to November 2000, Portfolio Analyst,
Vice President                   Frank Russell Company, 909 A Street, Tacoma, WA
                                 98422

John T. Golden                   Prior to June 2000, Second Vice President, John
Vice President                   Hancock Funds, 101 Huntington Ave., Boston, MA 02199

Andrew Graham                    Prior to October 1999, Fund Manager, Scottish Widows
Senior Vice President            Investment Management, Port Hamilton, 67 Morrison
                                 St., Edinburgh, Scotland

J. Peter Grant                   Trustee, The Dover Church, Dover, MA 02030
Senior Vice President

Matthew D. Griffin               Prior to August 2000, Vice President, Harbor
Vice President                   Capital Management, 125 High Street, Boston, MA
                                 02110; Prior to June 1999, Analyst, Colonial
                                 Management Associates, Inc., One Financial Center,
                                 Boston, MA 02110

Avram Gusman                     Prior to July 2000, Senior Vice Presidment and
Vice President                   Managing Director, Fleet Boston Financial, 100
                                 Federal St., Boston, MA 02110

Paul E. Haagensen                Director, Haagensen Research Foundation, 630 West
Senior Vice President            168th St., New York, NY  10032

Raymond K. Haddad                Prior to September 2000, Research Associate, Schroder
Vice President                   & Co., 787 7th Avenue, New York, NY 10019; Prior to
                                 September 2000, Research Associate, Sanford C.
                                 Bernstein, 767 5th Avenue, New York, NY 19153

Eric N. Harthun                  Prior to March 2000, Portfolio Manager, Boston
Vice President                   Partners Asset Management, One Financial Center,
                                 Boston, MA 02111

Deborah R. Healey                Corporator, New England Baptist Hospital, 125
Senior Vice President            Parker Hill Ave., Boston, MA 02120; Director, NEB
                                 Enterprises, 125 Parket Hill Ave., Boston, MA 02120

Karen Herold                     Prior to May 2000, Research Analyst,
Assistant Vice President         PricewaterhouseCoopers LLP, One Post Office
                                 Square, Boston, MA 02109.  Prior to February 1999,
                                 Senior Information Specialist, Fidelity Investments,
                                 One Spartan Way, Merrimack, NH 03054

Brennan M. Hinkle                Prior to November 2000, Manager - Compensation,
Vice President                   Aetna Financial Services, 151 Farmington Ave.,
                                 Hartford, CT 06183

Theron S. Hoffman                Prior to November 2000, Executive Vice President,
Senior Managing Director         The Thomson Corporation, MetroCenter, 1 Station
                                 Place, Stamford, CT 06902

Jospeh Hosler                    Prior to February 2000, Vice President,
Vice President                   Independent Investment Associates, 53 State St.,
                                 Boston, MA 02109

Ronald Hua                       Prior to August 1999, Quantitative Analyst, Fidelity
Vice President                   Investments, 82 Devonshire St., Boston, MA 02109

Eric A. Hutcherson               Prior to March 2000, Professional Development
Vice President                   Manager, Lotus Development Corp., 55 Cambridge
                                 Parkway, Cambridge, MA 02142

Hitoshi Inoue                    Prior to February 1999, General Manager/Mutual
Vice President                   Fund Sales, Baring Asset Management (Japan)
                                 Limited, 11-A1 Imperial Tower, 1-1-1 Uchisaiwai-cho,
                                 Chiyoda-ku, Tokyo, Japan.

Takeshi Itai                     Prior to March 2000, Vice President and Client
Senior Vice President            Portfolio Manager, Chase Trust Bank Tokyo, 5-2-20-
                                 Akasaka, Minato-ku, Tokyo 107-6113

Arjun Jayaraman                  Prior to November 2000, Quantitative Analyst,
Assistant Vice President         Harborview Trading Associates, 425 E. 63rd St.,
                                 E., New York, NY 10021

Amrit Kanwal                     Prior to August 1999, Vice President, Corporate
Managing Director                Development and Strategy, Sequa Corporation, 200
                                 Park Avenue, New York, NY 10166

Rikiya Kato                      Prior to July 2000, Senior Portfolio Manager, Daiwa
Vice President                   SB Investments, 7-9 Nihonbashi 2-chome, Chuo-ku,
                                 Tokyo, Japan, 103-0027

Maximilian G. Kaufmann           Prior to October 2000, Quantitative Analyst,
Assistant Vice President         Citibank Global Asset Management, 100 First
                                 Stamford Place, Stamford, CT 06902

Charles H. Krahmer               Prior to March 2000, Unit Manager and Business
Assistant Vice President         Analyst, Brown Brothers Harriman & Co., 40 Water
                                 St., Boston, MA 02109

Jason A. Kritzer                 Prior to February 1999, Audit Consultant, Digital
Assistant Vice President         Equipment Corp., 111 Powder Mill Rd.,  Maynard,
                                 MA 01754

Leo Kropywiansky                 Prior to June 2000, Vice President, Primark
Vice President                   Decision Economics, 1 World Trade Center, New York,
                                 NY 10048

Alexander V. Kozhemiakin         Prior to May 1999, Emerging Markets Sovereign
Vice President                   Analyst, Aeltus Investment Management, 242 Trumball
                                 St., Hartford, CT 06103

Deborah F. Kuenstner             Director, Board of Pensions, Presbyterian Church,
Managing Director                1001 Market St., Philadelphia, PA

Sharon Lane                      Prior to August 2000, Information Specialist,
Assistant Vice President         Arthur D. Little School of Management, 194 Beacon
                                 St., Chestnut Hill, MA 02467; Prior to March 2000,
                                 Senior Information Research Specialist, Bain & Co.,
                                 2 Copley Place, Boston, MA 02117

Lawrence J. Lasser               Director, Marsh & McLennan Companies, Inc.,
President, Director and          1221 Avenue of the Americas, New York, NY
Chief Executive                  10020; Board of Governors and Executive Committee,
                                 Investment Company Institute, 1401 H. St., N.W.
                                 Suite 1200, Washington, DC 20005; Board of Overseers,
                                 Museum of Fine Arts, 465 Huntington, Ave., Boston,
                                 MA 02115; Trustee, Beth Israel Deaconess Medical
                                 Center, 330 Brookline Ave., Boston, MA; Member of
                                 the Council on Foreign Relations, 58 East 68th St.,
                                 New York, NY 10021; Member of the Board of Directors
                                 of the United Way of Massachusetts Bay, 245 Summer
                                 St., Suite 1401, Boston, MA 02110; Trustee of the
                                 Vineyard Open Land Foundation, RFD Box 319X, Vineyard
                                 Haven, MA 02568

Gordon R. Lawrence               Prior to July 1999, summer associate, J.P. Morgan
Assistant Vice President         Investment Management, 522 Fifth Ave., New York, NY
                                 10009

Richard G. Leibovitch            Prior to February 1999, Managing Director,
Managing Director                J.P. Morgan, 60 Wall St., New York, NY 10260

Matthew J. Leighton              Prior to August 2000, Contractor, Synergistics
Assistant Vice President         Tech, Inc., 222 Forbes Road, Braintree, MA 02184;
                                 Prior to September 1999, Assistant Treasurer, State
                                 Street Boston Corporation, P.O. Box ;9280, Boston,
                                 MA 02209

Jesse S. Levitt                  Prior to August 2000, Financial Analyst, Columbia
Assistant Vice President         University Investment Office, 475 Riverside Drive,
                                 Suite 401 New York, NY 10115

Robert Lindenberg                Prior to August 2000, Director, Technology,
Vice President                   Fleet Boston Financial, 100 Federal St., Boston,
                                 MA 02110; Prior to July 1999, Solutions Architect,
                                 Cambridge Technology Partners, 8 Cambridge Center,
                                 Cambridge, MA 02142.

Helen Liu                        Prior to August 2000, Assistant Vice President
Vice President                   and Senior Quantitative Analyst, Banc of America
                                 Capital Management, 100 North Broadway, St. Louis,
                                 MO 63102

Angelo M. Lobosco                Prior to February 2000, Account Portfolio Analyst,
Vice President                   Fidelity Investments, 82 Devonshire, Boston, MA 02109

Dean M. Maki                     Prior to November 2000, Senior Economist, Federal
Vice President                   Reserve Board, 20th & C Streets, N.W., Washington,
                                 DC 20551

Shigeki Makino                   Prior to August 2000, Director of Research,
Managing Director                Fidelity Investments, 82 Devonshire St., Boston,
                                 MA 02109

James Malone                     Prior to September 2000, Senior Associate,
Assistant Vice President         Pioneer Group, Inc., 60 State Street, Boston,
                                 MA 02109

Kevin Maloney                    Institutional Director, Financial Management
Managing Director                Association, University of South Florida, College
                                 of Business Administration, Suite 3331, Tampa, FL
                                 33620

Sarah Marshall                   Prior to August 1999, Associate, McKinsey &
Vice President                   Company, Inc., 55 E. 52nd St., New York, NY 10010

Erwin W. Martens                 Prior to October 1999, Global HSAP, Lehman
Managing Director                Brothers, 3 World Financial Center, New York, NY
                                 10281

Yumiko Matsubara                 Prior to August 2000, Senior Consultant,
Assistant Vice President         Ernst & Yong Global Financial Services, 223
                                 Uchisaiwai-Cho, Chiyoda-ku, Tokyo, Japan 100-0011

Nicholas J. Melhuish             Prior to August 1999, Assistant Director of
Vice President                   Schroder Investment Management, 31 Gresham St.,
                                 London, England ECZV8AQ

Peter V. Meyer                   Prior to July 1999, Conseco Capital Management,
Vice President                   11825 N. Pennsylvania Ave., Carmel, IN 46032

James P. Miller                  Prior to May 2000, Managing Director, Bear
Senior Vice President            Stearns & Co., Inc., 245 Park Avenue, New York,
                                 NY 10067

Stacy M. Mills                   Prior to April 1999, Vice President, Manager-Financial
Vice President                   Accounting and Internal Reporting, State Street
                                 Corporation, 225 Franklin Street, Boston, MA 02110

Ronald L. Mintz                  Prior to December 1999, Director of Research,
Vice President                   Stone & Youngberg LLC, 50 California St., San
                                 Francisco, CA 94411

Reena Mithal                     Prior to July 1999, Vice President, Deutsche
Vice President                   Bank Securities, 31 W. 52nd Street., New York, NY
                                 10019

Jeanne L. Mockard                Trustee, The Bryn Mawr School, 109 W. Melrose
Senior Vice President            Avenue, Baltimore, MA 21210

Brian J. Monahan                 Prior to August 2000, Global Emerging
Assistant Vice President         Markets Equity Trader, Grantham, Mayo, Van
                                 Otterloo, and Co. LLC, 40 Rowes Wharf, Boston, MA
                                 02110

Colin Moore                      Prior to June 2000, Chief Investment Officer,
Managing Director                Rockefeller & Co., Inc., 30 Rockefeller Plaza,
                                 New York, NY 10112

Dirk Morris                      Prior to October 1999, Vice President-Global
Managing Director                Strategist, Bankers Trust, Chifley Tower, Sydney
                                 NSW 2000 Australia

Kathleen M. Moynihan             Prior to August 1999, Attorney, Bell, Boyd &
Assistant Vice President         Loyd, 70 W. Madison St., Chicago, IL 60602

Donald E. Mullin                 Corporate Representative and Board Member,
Senior Vice President            Delta Dental Plan of Massachusetts, 10 Presidents
                                 Landing, P.O. Box 94104, Medford, MA 02155

Jennifer P. Murphy               Prior to September 1999, Managing Director,
Managing Director                Morgan Stanley, 1585 Broadway, New York, NY 10036

Kevin F. Murphy                  Prior to December 1999, Managing Director,
Senior Vice President            BankBoston N.A., 210 Berkeley St., Boston, MA 02116

Philip M. Murphy                 Prior to June 1999, Marketing and Client
Assistant Vice President         Relations Association, GE Investments, 3003
                                 Summer Street, Stamford, CT 06904

Toshio Nagashima                 Prior to July 1999, General Manager, Product
Managing Director                Dept., Investment Trust Preparation, Sumitomo
                                 Bank, 1-3-2- Marunouchi, Chiyoda-ku, Tokyo
                                 100-0005 Japan

Jonathan M. Nash                 Prior to April 2000, European Sales Manager,
Vice President                   M.F.S. International U.K. Ltd., One Angel Court,
                                 London, England EC2R 7HJ

Maria Julia Nisbet               Prior to May 1999, Project Manager, Cisalpina
Assistant Vice President         Gestioni, Via Boito, 10, Milan, Italy 20121

Craig R. Oliver                  Prior to August 2000, Principal, Analyst,
Vice President                   State Street Global Advisors, Two International
                                 Place, Boston, MA 02109

Nancy O'Brien                    Prior to September 1999, Manager Corporate
Assistant Vice President         Disbursements, Fidelity Investments, 82 Devonshire
                                 St., Boston, MA 02129

Teresa O'Day                     Prior to April 1999, Operations Manager,
Vice President                   Compaq Computer Corp., 334 South Street,
                                 Shrewsbury, MA 01545

Carolyn S. O'Reilly              Prior to February 2000, Senior Auditor,
Vice President                   Deloitte & Touche, 1 Capital Place, P.O. Box 1787
                                 GT, George Town, Grand Cayman, Cayman Islands,
                                 B.W.I.

Dennis E. O'Rourke               Prior to March 2000, Analyst, BankBoston
Vice President                   N.A., 210 Berkeley St., Boston, MA 02116

Jeffrey F. Peters                Prior to June 1999, Principal, McKinsey &
Managing Director                Company, 75 Park Plaza, Boston, MA 02116

Keith Plapinger                  Chairman and Trustee, Advent School, 17
Vice President                   Brimmer St., Boston, MA 02108

Lisa M. Platia                   Prior to December 1999, Vice President,
Assistant Vice President         Windham Capital Management, 5 Revere St.,
                                 Cambridge MA 02138

Charles E. Porter                Trustee, Anatolia College, 130 Bowdoin St.,
Executive Vice President         Suite 1201, Boston, MA 02108; Governor,
                                 Handel & Hayden Society, Horticulture Hall,
                                 300 Massachusetts Ave., Boston, MA 02115

Ranjit Ranjamani                 Prior to June 2000, Director of Finance
Vice President                   and Business Planning, Xenergy, Inc., 3
                                 Burlington Woods, Burlington, MA 01803

Nadine McQueen-Reed              Prior to March, 1999, Key Account Executive,
Assistant Vice President         Fidelity Investments, 130 Tonbridge Road,
                                 Hildenborough, Kent, England, TN11 9DZ

Jakub Rehor                      Prior to July 2000, Research Associate,
Assistant Vice President         Sanford C. Bernstein, 767 Fifth Avenue,
                                 New York, NY 10153

Thomas V. Reilly                 Trustee, Knox College, 2 East South St.,
Managing Director                Galesburg, IL 61401

Brian C. Rose                    Prior to April 2000, Equity Analyst, Loomis,
Assistant Vice President         Sayles & Co. Lp, 1 Financial Center, Boston,
                                 MA 02111

Paul M. Rotell                   Prior to June 1999, Manager, Kraft Foods,
Assistant Vice President         800 Westchester Ave., Rye Brook, NY 10573

Jeff B. Sacknowitz               Prior to November 1999, Investment Associate,
Vice President                   Independence Investment Associates, 53 State
                                 St., Boston, MA 02109

Robert Salvin                    Prior to July 2000, Chief Financial Officer,
Senior Vice President            Really Easy Internet Inc., 3925 W. Braker
                                 Lane, Austin, TX 78759; Prior to January 2000,
                                 Managing Director, BancBoston Robertson
                                 Stephens, 100 Federal St., Boston, MA 02110

Paul D. Scanlon                  Prior to October 1999, Senior Vice President,
Vice President                   Olympus Healthcare Group, 775 Trapelo Road,
                                 Waltham, MA 02452

Calvin Schmid                    Prior to July 2000, Vice President Human
Senior Vice President            Resources Leadership Development, J.P. Morgan,
                                 60 Wall St., New York, NY 10005

Justin M. Scott                  Director, DSI Proprieties (Neja) Ltd.,
Managing Director                Epping Rd., Reydon, Essex CM19 5RD

Robert Secor                     Prior to December 1999, Senior Consultant,
Assistant Vice President         Fame Information Services, 148 State Street,
                                 Boston, MA 02110

Anthony R. Sellitto, III         Prior to September 2000, Senior Vice
Senior Vice President            President, Berger Fund Associates, 210
                                 University Blvd., Denver, CO 80206

Gordon H. Silver                 Trustee, Wang Center for the Performing
Managing Director                Arts, 270 Tremont St., Boston, MA 02116

David M. Silk                    Member of Board of Directors, Jobs for
Senior Vice President            Bay State Graduates, 451 Andover St.,
                                 Suite 305, North Andover, MA 01845

Amy Skaff                        Prior to November 2000, Consultant, Ernst &
Assistant Vice President         Young, 200 Clarendon St., Boston, MA 02135

Luke Smith                       Prior to December 1999, Quantitative Systems
Assistant Vice President         Analyst, Colonial Management, One Financial
                                 Center, Boston, MA 02111

Karan Sodhi                      Prior to November 2000, Research Analyst,
Vice President                   Stephens, Inc., 175 Federal St., Boston, MA
                                 02110

Juan Carlos Sosa                 Prior to September 2000, Analyst, State Street
Vice President                   Research & Management, One Financial Center,
                                 Boston, MA 02111

Eric H. Sorensen                 Prior to August 2000, Managing Director, Global
Managing Director                Head of Quantitative Research, Salomon Smith
                                 Barney, 7 World Trade Center, New York, NY 10048

Steven Spiegel                   Director, Ultra Diamond and Gold Outlet,
Senior Managing Director         29 East Madison St., Suite 1800, Chicago, IL
                                 60602; Director, FACES New York University
                                 Medical Center, 550 First Avenue, New York, NY
                                 10016; Trustee, Babson College, One College
                                 Drive, Wellesley, MA 02157

Raman Srivastava                 Prior to July 1999, Market Risk Analyst,
Assistant Vice President         Bank of Nova Scotia, 20 King St., W., Toronto,
                                 ON

Brendan C. Sullivan              Prior to February 2000, Revenue Manager,
Assistant Vice President         Boston Financial Data Services, Inc., 2 Heritage
                                 Drive, Quincy, MA 02171

William J. Sullivan              Prior to June 1999, Executive Director, SBC
Senior Vice President            Warburg Dillion Read, 677 Washington Blvd,
                                 Stamford, CT, 06901

John C. Talanian                 Member of Board of Directors, the Japan
Managing Director                Society of Boston, One Milk Street, Boston, MA
                                 02109

David Thompson                   Prior to August 2000, Senior Equity Analyst,
Vice President                   Liberty Funds Group, One Financial Center, Boston,
                                 MA 02111

Nicole J. Thorpe                 Prior to February 1999, President/Owner,
Assistant Vice President         Thorpe Resources, P.O. Box 1895, Brockton, MA
                                 02301

Stephen W. Vandermark            Prior to March 2000, Vice President,
Senior Vice President            Quantitative Analytics, Lehman Brothers, 3 World
                                 Financial Center, New York, NY 10285

John Varenelli                   Prior to July 2000, Senior Vice President,
Vice President                   US Trust Bank, 40 Court Street, Boston, MA 02108

Susan Wall                       Prior to July 2000, Program Manager, Liberty
Assistant Vice President         Mutual Group, 25 Borthwick Ave., Portsmouth, NH
                                 03801

Christopher C. Watt              Prior to July 1999, Finance Manager, Procter &
Vice President                   Gamble, 1 Procter & Gamble Plaza, Cincinnati, OH
                                 45202

Richard B. Weed                  Prior to December 2000, Senior Portfolio
Senior Vice President            Manager, State Street Global Advisors, 2
                                 International Place, Boston, MA 02110

Beth K. Werths                   Prior to October 2000, Vice President and
Assistant Vice President         Assistant Secretary, First Union Corp./Evergreen
                                 Funds, 200 Berkeley St., Boston, MA 02116

James C. Wiess                   Prior to April 2000, Portfolio Manager,
Senior Vice President            J.P. Morgan, 60 Wall St., New York, NY 10005

Eric Wetlaufer                   President and Member of Board of Directors,
Managing Director                The Boston Security Analysts Society, Inc.,
                                 100 Boylston St., Suite 1050, Boston, MA 02110

Edward F. Whalen                 Member of the Board of Directors, Hockomock
Senior Vice President            Area YMCA, 300 Elmwood St., North Attleboro,
                                 MA 02760

Kelly A. Woolbert                Prior to November 1999, Investment Analyst,
Vice President                   MetLife Investment Services, 99 High Street,
                                 Boston, MA 02110

Richard P. Wyke                  Director, Salem YMCA, One Sewall St.,
Senior Vice President            Salem, MA 01970

Frederick M. Wynn, Jr.,          Prior to June 2000, Senior Equity Analyst,
Vice President                   Berger Fund Associates, 210 University Blvd.,
                                 Denver, CO 80206; Prior to March 1999,
                                 Research Analyst, Eagle Asset Management, 880
                                 Carillon Parkway, St. Petersberg, FL 33716

Alex Zinny                       Prior to June 2000, Proprietary Trader,
Assistant Vice President         Leerink Swann, One Financial Center, Boston,
                                 MA 02111; Prior to June 1999, Equity Delivery
                                 Middle Officer, Banque Paribas, 781 7th Avenue,
                                 New York, NY 10019



Item 27. Principal Underwriter

(a) Putnam Retail Management, Inc. is the principal underwriter for each of the following investment companies, including the Registrant:

Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam Asia Pacific Growth Fund, Putnam Asset Allocation Funds, Putnam Balanced Retirement Fund, Putnam California Tax Exempt Income Fund, Putnam California Tax Exempt Money Market Fund, Putnam Capital Appreciation Fund, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam Europe Growth Fund, Putnam Florida Tax Exempt Income Fund, Putnam Funds Trust, The George Putnam Fund of Boston, Putnam Global Equity Fund, Putnam Global Governmental Income Trust, Putnam Global Growth Fund, Putnam Global Natural Resources Fund, The Putnam Fund for Growth and Income, Putnam Health Sciences Trust, Putnam High Yield Trust, Putnam High Yield Advantage Fund, Putnam Income Fund, Putnam Intermediate U.S. Government Income Fund, Putnam International Growth Fund, Putnam Investment Funds, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Municipal Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New Opportunities Fund, Putnam New York Tax Exempt Income Fund, Putnam New York Tax Exempt Money Market Fund, Putnam New York Tax Exempt Opportunities Fund, Putnam Ohio Tax Exempt Income Fund, Putnam OTC & Emerging Growth Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam Preferred Income Fund, Putnam Strategic Income Fund, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Tax-Free Income Trust, Putnam Tax Smart Funds Trust, Putnam U.S. Government Income Trust, Putnam Utilities Growth and Income Fund, Putnam Variable Trust, Putnam Vista Fund, Putnam Voyager Fund, Putnam Voyager Fund II.

(b) The directors and officers of the Registrant's principal underwriter are listed below. None of the officers are officers of the Registrant except:

Name                          Position and Offices with Registrant

Richard Monaghan              Vice President
Gordon Silver                 Vice President

The principal business address of each person is One Post Office Square, Boston, MA 02109:

Name                          Position and Offices with Underwriter
------------------------------------------------------------------------
Allouise,Donna A.             Asst. Vice President
Alpaugh,Christopher S.        Senior Vice President
Altomare,Mario P.             Vice President
Appel,Brian W.                Vice President
Arends,Laura R.               Asst. Vice President
Asher,Steven E.               Senior Vice President
Avery,Scott A.                Senior Vice President
Aymond,Christian E.           Senior Vice President
Aymond,Colin C.               Vice President
Babcock III,Warren W.         Senior Vice President
Ball,Colleen H.               Asst. Vice President
Baltimore,Mark H.             Vice President
Barlow,Jane                   Asst. Vice President
Barnett,William E.            Asst. Vice President
Barrett,Thomas                Vice President
Battit,Suzanne J              Senior Vice President
Beatty,Elizabeth A.           Vice President
Beatty,Steven M.              Senior Vice President
Bergeron,Christopher E.       Vice President
Beringer,Thomas C.            Vice President
Bettencourt,Jennifer L.       Asst. Vice President
Boester,Eric C.               Vice President
Boneparth,John F.             Managing Director
Bouchard,Keith R.             Senior Vice President
Bradford Jr.,Linwood E.       Managing Director
Bresnahan,Leslee R.           Managing Director
Brockelman,James D.           Senior Vice President
Brookman,Joel S.              Vice President
Brown,Timothy K.              Senior Vice President
Buckner,Gail D.               Senior Vice President
Bunker,Christopher M.         Vice President
Burrill,Gregory J.            Vice President
Cabana,Susan D.               Senior Vice President
Carey,Christopher P.          Asst. Vice President
Carlstrom,Camille L.          Asst. Vice President
Cartwright,Patricia A.        Asst. Vice President
Casey,David M.                Vice President
Castle Jr.,James R.           Senior Vice President
Cecchini,Jason T.             Asst. Vice President
Chapman,Frederick             Vice President
Choksi,Manisha J.             Vice President
Chrostowski,Louis F.          Senior Vice President
Church,Daniel J.              Vice President
Clark,Richard B.              Senior Vice President
Clermont,Mary                 Vice President
Colleary,Gerry                Senior Vice President
Collette,A. Joseph            Asst. Vice President
Collman,Kathleen M.           Sr Managing Director
Commane,Karen L.              Asst. Vice President
Condon,Meagan L.              Asst. Vice President
Coneeny,Mark L.               Managing Director
Connelly,Donald A.            Senior Vice President
Connolly,William T.           Managing Director
Corbett,Dennis                Vice President
Corvinus,F. Nicholas          Senior Vice President
Corwin,Kathleen K.            Vice President
Cote,Marie C.                 Asst. Vice President
Cotto,Stephen P               Asst. Vice President
Cotton,Rick                   Vice President
Crane III,George H.           Senior Vice President
Cristo,Chad H.                Senior Vice President
Critchell Jr.,D.Alan          Vice President
Curran,Peter J.               Senior Vice President
Dahill,Jessica E.             Vice President
Daly,Kenneth L.               Managing Director
Davidian,Raymond A.           Asst. Vice President
Daylor,Donna M.               Vice President
DeConto,Lisa B                Senior Vice President
DeFao,Michael E.              Asst. Vice President
DiRe,Lisa M.                  Asst. Vice President
Diaz,Roger                    Vice President
Divney,Kevin M.               Senior Vice President
Donadio,Joyce M.              Asst. Vice President
Donaldson,Scott M.            Senior Vice President
Durbin,Emily J.               Vice President
Durkee,Christine              Vice President
Edlin,David B.                Managing Director
Eidelberg,Kathleen E.         Asst. Vice President
Elder,Michael D.              Senior Vice President
Emhof,Joseph R.               Vice President
English,James M.              Senior Vice President
Esposito,Vincent              Managing Director
Esteves,Irene M.              Sr Managing Director
Fardy,Michael S.              Vice President
Favaloro,Beth A.              Vice President
Fishman,Mitchell B.           Senior Vice President
Flaherty,Patricia C.          Senior Vice President
Fleisher,Kate                 Vice President
Fleming,Ellen E.              Asst. Vice President
Foley,Timothy P.              Vice President
Foran,Carey L.                Vice President
Galloni,Antonio M.            Vice President
Gernon,John H.                Senior Vice President
Gibbs,Stephen C.              Vice President
Goodfellow,Mark D.            Vice President
Goodman,Robert                Managing Director
Grace,Linda K.                Vice President
Grant,Lisa M.                 Asst. Vice President
Grant,Mitchell T.             Managing Director
Graviere,Patrice              Senior Vice President
Greenwood,Daniel W.           Vice President
Grey,Eric M.                  Vice President
Grillo,Tracy E.               Asst. Vice President
Groves,Gina R.                Asst. Vice President
Guerin,Donnalee               Vice President
Hachey,Andrew J               Asst. Vice President
Hadley,Christopher            Asst. Vice President
Hagan IV,J. A.                Asst. Vice President
Haines,James B.               Vice President
Halloran,James E.             Vice President
Halloran,Thomas W.            Senior Vice President
Hanus,Michael J.              Senior Vice President
Harring,Linda                 Senior Vice President
Harrington,Shannon W.         Vice President
Hartig,Robert                 Vice President
Hayes-Castro,Deanna R.        Vice President
Hazzard,Jessica L.            Vice President
Heller,Kim G.                 Asst. Vice President
Henderson,Jane                Senior Vice President
Hinkle,Brennan M.             Vice President
Hoey,Thomas J.                Senior Vice President
Hoffman Jr.,Theron S.         Sr Managing Director
Holder-Watts,Sherrie V.       Senior Vice President
Holland,Jeffrey K.            Vice President
Holland,Julie E.              Asst. Vice President
Holmes,Maureen A.             Vice President
Hotchkiss,Michael F.          Senior Vice President
Howes,Douglas E.              Vice President
Hutcherson,Eric A.            Vice President
Hutchins,Robert B.            Vice President
Hyland,John P.                Vice President
Inoue,Hitoshi                 Vice President
Itai,Takeshi                  Senior Vice President
Jackman,Sean R.               Asst. Vice President
Jacobsen,Dwight D.            Managing Director
Jones,Thomas A.               Senior Vice President
Kaminsky,Gregory C.           Vice President
Kanwal,Amrit                  Managing Director
Kapinos,Peter J.              Vice President
Keith,Pamela J.               Asst. Vice President
Keleher,Kevin J.              Vice President
Kelley,Brian J.               Senior Vice President
Kelly,A.Siobhan               Vice President
Kelly,David                   Senior Vice President
Kennedy,Alicia C.             Vice President
Kinsman,Anne                  Senior Vice President
Kircher,Richard T.            Asst. Vice President
Kirk,Deborah H.               Senior Vice President
Koontz,Jill A.                Senior Vice President
Kringdon,Joseph D.            Senior Vice President
LaFleur,Katie L.              Vice President
LaPierre,Christopher W        Asst. Vice President
Landers,Bruce M.              Vice President
Landers,Michael J.            Vice President
Lane,Linda L.                 Asst. Vice President
Lathrop,James D.              Senior Vice President
Lawlor,Stephanie T.           Vice President
Leary,Joan M.                 Vice President
Leipsitz,Margaret             Vice President
Lemire,Kevin                  Senior Vice President
Levy,Eric S.                  Senior Vice President
Levy,Norman S.                Vice President
Lewandowski Jr.,Edward V.     Senior Vice President
Lewandowski,Edward V.         Senior Vice President
Li,Mei                        Asst. Vice President
Lieberman,Samuel L.           Senior Vice President
Lilien,David R.               Vice President
Loew,Christopher R.           Asst. Vice President
Lord,Caroline F.              Asst. Vice President
Lucey,Robert F.               Director
Lucey,Thomas J.               Director
MacDonald,Richard A.          Senior Vice President
Malone,James                  Asst. Vice President
Maloof,Renee L.               Asst. Vice President
Mancini,Jane M.               Managing Director
Martens,Erwin W.              Managing Director
Martino,Michael               Managing Director
Mata,Michael A.               Senior Vice President
McAvoy,Bridget                Vice President
McCarthy,Anne B.              Asst. Vice President
McConville,Paul D.            Senior Vice President
McCracken,Brian               Vice President
McCutcheon,Bruce A            Senior Vice President
McDermott,Robert J.           Vice President
McNamee,Mary G.               Vice President
Meagher,Dorothy B.            Vice President
Melehan,Daniel P.             Vice President
Michejda,Marek A.             Vice President
Miller,Jeffrey M.             Managing Director
Mills,Stacy M.                Vice President
Minsk,Judith                  Vice President
Monaghan,Richard A.           Director
Monahan,Kimberly A.           Vice President
Moody,Paul R.                 Senior Vice President
Moore,Jerome B.               Vice President
Moret,Mitchell L.             Senior Vice President
Morey,John P.                 Senior Vice President
Moscardini,Andrew J.          Vice President
Mosher,Barry L.               Vice President
Moynihan,Kathleen M.          Asst. Vice President
Mrozienski,Joseph M.          Asst. Vice President
Mullen,Donald E.              Senior Vice President
Munson,Brian D.               Vice President
Murphy Jr.,Kenneth W.         Vice President
Murray,Brendan R.             Senior Vice President
Nadherny,Robert               Senior Vice President
Nagashima,Toshio              Managing Director
Nash,Jonathan M.              Vice President
Natale,Lisa A.                Asst. Vice President
Neary,Ellen R.                Vice President
Newell,Amy Jane               Vice President
Nickodemus,John P.            Senior Vice President
Nicolazzo,Jon C.              Vice President
Nisbet,M. Julia               Asst. Vice President
O'Brien,Lois C.               Senior Vice President
O'Brien,Nancy M.              Asst. Vice President
O'Brien,Wendy R.              Asst. Vice President
O'Connell,Gayle M.            Vice President
O'Connor,Brian P.             Vice President
O'Connor,Matthew P.           Vice President
O'Day,Teresa S.               Vice President
O'Reilly,Carolyn S.           Vice President
Orr,Kevin                     Vice President
Owens,Sayuri F.               Asst. Vice President
Palmer,Patrick J.             Vice President
Pampliega,Carlos              Senior Vice President
Panek,Raymond S.              Asst. Vice President
Parker,Michael T.             Asst. Vice President
Parr,Cynthia O.               Senior Vice President
Perkins,Erin M.               Asst. Vice President
Peters,Jeffrey F.             Managing Director
Petitti,Joseph P.             Vice President
Petralia,Randolph S.          Senior Vice President
Phoenix,John G.               Senior Vice President
Phoenix,Joseph                Managing Director
Pickard,Gregory L.            Asst. Vice President
Pike,John R.                  Vice President
Pisciotta,Jason M.            Asst. Vice President
Plapinger,Keith               Senior Vice President
Powers,Brian S.               Vice President
Provost,Paul M.               Vice President
Puddle,David G.               Senior Vice President
Pulkrabek,Scott M.            Vice President
Putnam,George                 Director
Quinn,Michael R.              Vice President
Quinn,Patrick J.              Asst. Vice President
Reed,Frank C.                 Vice President
Renkas,Richard C.             Asst. Vice President
Rodts,Jennifer M.             Asst. Vice President
Rogers,Deborah A.             Vice President
Rosmarin,Adam L.              Vice President
Rotell,Paul M.                Asst. Vice President
Rowe,Robert B.                Vice President
Rusko,Steven N.               Asst. Vice President
Ryan,William M.               Vice President
Saccocia,Cynthia M            Asst. Vice President
Saunders,Catherine A.         Senior Vice President
Sawyer,Matthew A.             Vice President
Scales,Matthew B.             Asst. Vice President
Scanlon,Michael M.            Senior Vice President
Schepp-Dries,Peter            Senior Vice President
Schlosberg,Alan R.            Asst. Vice President
Schmid,Calvin E.              Senior Vice President
Schultz,Mitchell D.           Managing Director
Schwister,Sara M.             Asst. Vice President
Scordato,Christine A.         Senior Vice President
Selden,Denise D.              Senior Vice President
Shamburg,John B.              Vice President
Shanahan,Christopher W.       Vice President
Short,Jonathan D.             Senior Vice President
Siebold,Mark J.               Asst. Vice President
Siemon Jr.,Frank E.           Asst. Vice President
Silva,J. Paul                 Vice President
Silver,Gordon H.              Sr Managing Director
Skistimas Jr,John J.          Vice President
Solan,Meenakshi S.            Asst. Vice President
Soule,Scott W.                Asst. Vice President
Spiegel,Steven                Sr Managing Director
Starishevsky,Daniel           Vice President
Starr,Loren M.                Managing Director
Statuta,Jason M.              Vice President
Stickney,Paul R.              Senior Vice President
Stuart,James F.               Vice President
Sullivan,Brian L.             Senior Vice President
Sullivan,Deborah H.           Vice President
Sullivan,Elaine M.            Senior Vice President
Sullivan,Maryann              Asst. Vice President
Suzuki,Toshimi                Senior Vice President
Sweeney,Janet C.              Senior Vice President
Talanian,John C.              Managing Director
Tanaka,Toshiaki               Vice President
Tavares,April M.              Vice President
Taylor Jr,David G.            Vice President
Telling,John R.               Senior Vice President
Tibbetts,Richard B.           Managing Director
Torrisi,Brian E.              Vice President
Troped Blacker,Bonnie         Senior Vice President
Upham,Scott E.                Vice President
Veale,David B.                Vice President
Velazquez,Joel                Asst. Vice President
Vierra,Scott G.               Senior Vice President
Walsh,Stephen M.              Vice President
Warde,Elizabeth A.            Asst. Vice President
Washburn,Andrew O.            Senior Vice President
Waters,Mitchell J.            Vice President
Welch III,William A.          Asst. Vice President
Werths,Beth K.                Asst. Vice President
Whalen,Brian                  Vice President
Whalen,Edward F.              Senior Vice President
Whitaker,J. Greg              Senior Vice President
White,Patrick J.              Asst. Vice President
Wicklund,Jeffrey A.           Asst. Vice President
Williams,Jason M.             Asst. Vice President
Woodlock,Ronald J.            Vice President
Woolverton,William H.         Managing Director
Wright Jr.,Edmund F.          Vice President
Yan,Yanfang                   Vice President
Young,Jason P.                Vice President
Zografos,Laura J.             Senior Vice President
Zukowski,Virginia A.          Senior Vice President
deMont,Lisa M.                Senior Vice President








Item 28. Location of Accounts and Records


Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant's Clerk, Judith Cohen; Registrant's investment adviser, Putnam Investment Management LLC.; Registrant's principal underwriter, Putnam Retail Management; Registrant's custodian, Putnam Fiduciary Trust Company ("PFTC"); and Registrant's transfer and dividend disbursing agent, Putnam Investor Services, a division of PFTC. The address of the Clerk, investment adviser, principal underwriter, custodian and transfer and dividend disbursing agent is One Post Office Square, Boston, Massachusetts 02109.


Item 29. Management Services


None


Item 30. Undertakings


None


NOTICE

A copy of the Agreement and Declaration of Trust of Putnam Variable Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.



POWER OF ATTORNEY

We, the undersigned Officers of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John Hill, George Putnam III, Charles E. Porter, Patricia Flaherty, John W. Gerstmayr, Bryan Chegwidden and Gordon H. Silver, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statements on Form N-1A of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.


WITNESS my hand and seal on the date set forth below.

Signature              Title                    Date

/s/ Michael T. Healy
--------------------   Assistant Treasurer      December 21, 2000
Michael T. Healy

/s/ Judith Cohen
--------------------   Clerk                    December 21, 2000
Judith Cohen



Schedule A

Putnam American Government Income Fund
Putnam Arizona Tax Exempt Income Fund
Putnam Asia Pacific Growth Fund
Putnam Asset Allocation Funds
Putnam Balanced Retirement Fund
Putnam California Tax Exempt Income Fund
Putnam California Tax Exempt Money Market Fund
Putnam Capital Appreciation Fund
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Diversified Income Trust
Putnam Equity Income Fund
Putnam Europe Growth Fund
Putnam Florida Tax Exempt Income Fund
Putnam Funds Trust
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Governmental Income Trust
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam Health Sciences Trust
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam International Growth Fund
Putnam Investment Funds
Putnam Investors Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Municipal Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New Opportunities Fund
Putnam New York Tax Exempt Income Fund
Putnam New York Tax Exempt Money Market Fund
Putnam New York Tax Exempt Opportunities Fund
Putnam Ohio Tax Exempt Income Fund
Putnam OTC & Emerging Growth Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Preferred Income Fund
Putnam Strategic Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free Income Trust
Putnam Tax Smart Funds Trust
Putnam U.S. Government Income Trust
Putnam Utilities Growth and Income Fund
Putnam Variable Trust
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II



POWER OF ATTORNEY

I, the undersigned Treasurer of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John Hill, George Putnam III, Patricia Flaherty, John W. Gerstmayr, Bryan Chegwidden and Gordon
H. Silver, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, the Registration Statements on Form N-1A of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.


WITNESS my hand and seal on the date set forth below.

Signature                  Title                    Date

/s/ Charles E. Porter
---------------------      Treasurer                December 21, 2000
Charles E. Porter



Schedule A

Putnam American Government Income Fund
Putnam Arizona Tax Exempt Income Fund
Putnam Asia Pacific Growth Fund
Putnam Asset Allocation Funds
Putnam Balanced Retirement Fund
Putnam California Tax Exempt Income Fund
Putnam California Tax Exempt Money Market Fund
Putnam Capital Appreciation Fund
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Diversified Income Trust
Putnam Equity Income Fund
Putnam Europe Growth Fund
Putnam Florida Tax Exempt Income Fund
Putnam Funds Trust
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Governmental Income Trust
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam Health Sciences Trust
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam International Growth Fund
Putnam Investment Funds
Putnam Investors Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Municipal Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New Opportunities Fund
Putnam New York Tax Exempt Income Fund
Putnam New York Tax Exempt Money Market Fund
Putnam New York Tax Exempt Opportunities Fund
Putnam Ohio Tax Exempt Income Fund
Putnam OTC & Emerging Growth Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Preferred Income Fund
Putnam Strategic Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free Income Trust
Putnam Tax Smart Funds Trust
Putnam U.S. Government Income Trust
Putnam Utilities Growth and Income Fund
Putnam Variable Trust
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II



SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 30th day of April, 2001.


                                     Putnam Variable Trust

                                     By: Gordon H. Silver, Vice President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement of Putnam Variable Trust has been signed below by the following persons in the capacities and on the dates indicated:

Signature                     Title


John A. Hill                  Chairman of the Board; Trustee

George Putnam, III            President; Principal Executive Officer; Trustee

Charles E. Porter             Executive Vice President; Treasurer and
                              Principal Financial Officer

Michael T. Healy              Assistant Treasurer and
                              Principal Accounting Officer


Jameson A. Baxter             Trustee

Hans H. Estin                 Trustee




Ronald J. Jackson             Trustee

Paul L. Joskow                Trustee

Elizabeth T. Kennan           Trustee

Lawrence J. Lasser            Trustee

John H. Mullin, III           Trustee

Robert E. Patterson           Trustee




A.J.C. Smith                  Trustee

W. Thomas Stephens            Trustee

W. Nicholas Thorndike         Trustee

                              By:  Gordon H. Silver,
                              as Attorney-in-Fact


                              April 30, 2001


Exhibit Index


10. Consent of Independent Accountants - Exhibit 1.